                                                               December 31, 1999

                                                  E v e r g r e e n  S e l e c t
                                                                    Equity Funds
                                                               Semiannual Report

[LOGO OF EVERGREEN FUNDS]                    [DALBAR MUTUAL FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders .....................................  1

Evergreen Select Balanced Fund
Fund at a Glance ...........................................  2

Portfolio Manager Commentary ...............................  3

Evergreen Select Core Equity Fund
Fund at a Glance ...........................................  6
Portfolio Manager Commentary ...............................  7

Evergreen Select Diversified Value Fund
Fund at a Glance ...........................................  9
Portfolio Manager Commentary ............................... 10

Evergreen Select Large Cap Blend Fund
Fund at a Glance ........................................... 12
Portfolio Manager Commentary ............................... 13

Evergreen Select Secular Growth Fund
Fund at a Glance ........................................... 15
Portfolio Manager Commentary ............................... 16

Evergreen Select Small Cap Growth Fund
Fund at a Glance ........................................... 18
Portfolio Manager Commentary ............................... 19

Evergreen Select Small Company
Value Fund
Fund at a Glance ........................................... 22
Portfolio Manager Commentary ............................... 23

Evergreen Select Social Principles Fund
Fund at a Glance ........................................... 26
Portfolio Manager Commentary ............................... 27

Evergreen Select Strategic Growth Fund
Fund at a Glance ........................................... 29
Portfolio Manager Commentary ............................... 30

Evergreen Select Strategic Value Fund
Fund at a Glance ........................................... 32
Portfolio Manager Commentary ............................... 33

Financial Highlights

Evergreen Select Balanced Fund ............................. 35
Evergreen Select Core Equity Fund .......................... 36
Evergreen Select Diversified Value Fund .................... 37
Evergreen Select Large Cap Blend Fund ...................... 38
Evergreen Select Secular Growth Fund ....................... 39
Evergreen Select Small Cap Growth Fund . ................... 40
Evergreen Select Small Company Value Fund .................. 41
Evergreen Select Social Principles Fund .................... 42
Evergreen Select Strategic Growth Fund ..................... 43
Evergreen Select Strategic Value Fund ...................... 44

Schedule of Investments

Evergreen Select Balanced Fund ............................. 45
Evergreen Select Core Equity Fund .......................... 48
Evergreen Select Diversified Value Fund .................... 51
Evergreen Select Large Cap Blend Fund ...................... 54
Evergreen Select Secular Growth Fund ....................... 56
Evergreen Select Small Cap Growth Fund . ................... 58
Evergreen Select Small Company Value Fund .................. 60
Evergreen Select Social Principles Fund .................... 62
Evergreen Select Strategic Growth Fund ..................... 64
Evergreen Select Strategic Value Fund ...................... 66

Statements of Assets and Liabilities ....................... 68

Statements of Operations ................................... 70

Statements of Changes in Net Assets ........................ 72

Combined Notes to Financial
Statements ................................................. 76

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in asssets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:       NOT FDIC INSURED       May lose value . not bank guaranteed

                           Evergreen Distributor,Inc.
   Evergreen Funds(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                  February 2000

[PHOTO]

William M. Ennis

[PHOTO]

Dennis Ferro

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds semiannual report for the period ended December 31, 1999.

Continued Strength in the Domestic Economy

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The second half of 1999 was marked by the S&P 500 falling in the first three months before rebounding nearly 15% in the last three months. While equity investors have experienced a turbulent investment environment over the last six months, concerns about rising interest rates, inflation and Y2K fears in the opening months were stifled resulting in eventually every major market index being driven higher during the fourth quarter of 1999.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ Dennis H. Ferro

Dennis Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                   EVERGREEN
                             Select Balanced Fund
                    Fund at a Glance as of December 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

                                    Process

The Fund employs a blended approach to equity investing, utilizing companies with both value- and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

                                   Benchmarks

                     Standard & Poor's 500 Index (S&P 500)
                     Lehman Brothers Government/Corporate
                              Bond Index (LBGCBI)


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/01/1991                 Class I     Class IS
Class Inception Date                               1/22/1998    4/9/1998
Average Annual Returns
6 months                                             11.60%      11.48%
1 year                                               13.93%      13.69%
3 years                                              15.40%      15.33%
5 years                                              16.84%      16.79%
Since Portfolio Inception                            13.02%      12.99%
6-month income dividends per share                   $0.25       $0.23
6-month capital gain distributions per share         $0.53       $0.53


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                              Consumer Price
             Select Balanced    Index - US       S & P 500      Lehman Brothers

 3/31/91       1,000,000         1,000,000       1,000,000         1,000,000
12/31/91       1,143,581         1,021,481       1,139,198         1,130,782
12/31/92       1,237,351         1,051,111       1,225,975         1,216,511
12/31/93       1,369,502         1,080,000       1,349,546         1,350,712
12/31/94       1,339,851         1,108,889       1,367,374         1,303,321
12/31/95       1,698,966         1,137,037       1,881,278         1,554,111
12/31/96       1,897,974         1,174,815       2,313,128         1,599,216
12/31/97       2,300,631         1,194,815       3,084,864         1,755,270
12/31/98       2,560,978         1,214,074       3,966,332         1,921,815
12/31/99       2,918,285         1,247,407       4,801,394         1,880,249


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I1, the S&P 500, the LBGCBI and the Consumer Price Index
(CPI).

The S&P 500 and the LBGCBI are unmanaged indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Balanced Fund II. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Balanced Fund II, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not the Fund's shares.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary


Portfolio Management Team

            [PHOTO]                                        [PHOTO]

        W. Shannon Reid,                                David M. Chow,
              CFA                                            CFA

                                    [PHOTO]

                              Rollin C. Williams,
                                      CFA


Performance

For the six-month period ended December 31, 1999, the Fund's, Class I Shares, posted an 11.60% return. This compared favorably to returns of 0.13% and 7.69%, respectively, for the Fund's benchmarks, the Lehman Brothers
Government/Corporate Bond Index and the S&P 500, for the same period. The Fund's solid performance in the fourth quarter and throughout the year can be attributed to a heavy weighting and strong stock selection within the portfolio's technology component.


                                  Portfolio
                               Characteristics
                              ------------------
                              (as of 12/31/1999)

                Total Net Assets               $646,198,503
                Number of Holdings                      117
                P/E Ratio                             46.0x
                Beta                                   1.25


Environment

The past six months represented a markedly different period for equity and fixed income investors. Despite tame inflation news throughout the six months, bond prices fell as interest rates trended higher. Rising interest rates were prompted by the market's expectation of tighter monetary policy in response to stronger-than-expected GDP growth. From a sector standpoint, Treasury securities struggled during the period and underperformed the "spread" sectors, as investors flocked to the generous yields of corporates and mortgages.

The stock market, conversely, witnessed a roller coaster ride during the past six months, rebounding from a difficult third quarter and culminating with an amazing performance during the final three months. In fact, equity investors along the entire capitalization spectrum enjoyed this spectacular rebound and strong returns in the final half of the period. The S&P 500 posted a strong total return and growth stocks again won the value-versus-growth battle, as the large cap Russell 1000 Growth Index outperformed its value counterpart.

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary

Strategy

1999 marked the worst year for bonds since 1994, and the Fund's exposure to this segment of the financial markets penalized total return. Within the portfolio's fixed income component, returns were negatively effected by a "barbelled" portfolio that was maintained during the fourth quarter (a "barbelled" portfolio structure is distinguished by securities primarily on both ends of the yield curve rather than in the middle.) This strategy--which paid off handsomely in 1997 and 1998--had a negative impact on performance during the last six months of 1999.

Conversely, the Fund's equity exposure had a very favorable impact on performance. The equity management team continues to employ a combination of quantitative and qualitative investment analysis that seeks to identify companies that they believe will exhibit superior and sustainable earnings growth. This methodology has resulted in a portfolio currently skewed towards technology and consumer cyclicals, and underweighted in traditional growth-oriented sectors such as consumer staples and health care.

As of December 31, 1999, technology represented the Fund's largest sector. Within the sector, we continue to emphasize three trends: (1) technological advances in communications networks, (2) the growth in demand for enterprise information storage solutions and (3) business-to-business electronic commerce.

Consumer cyclicals represented the Fund's second largest sector weighting at 21% versus 18% for the benchmark. Healthy consumer spending patterns, innovative business models, and strong management teams were the factors shared by our top performers which included Yahoo (up 151% for the period), America Online (up 38%), Home Depot (up 60%) and Wal-Mart (up 43%). We have always included Yahoo and America Online in the media subsector of consumer cyclicals as opposed to technology, a definition we believe was validated by the recently announced AOL/Time Warner merger.


                            Top 5 Industries--Equity
                  -------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                         19.3%
Healthcare Products & Services                                             6.9%
Communication Systems & Services                                           6.2%
Retailing & Wholesale                                                      5.5%
Telecommunication Services & Equipment                                     2.9%



                            Top 5 Industries--Bonds
                  -------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Treasury Bonds & Notes                                                    27.7%
Finance & Insurance                                                        4.3%
Banks                                                                      2.4%
Communication Systems & Services                                           1.4%
Oil/Energy                                                                 1.3%



                            Top 10 Equity Holdings
                  -------------------------------------------
                  (as a percentage of 12/31/1999 net assets)

Cisco Systems, Inc.                                                        3.3%
Microsoft Corp.                                                            3.2%
Yahoo!, Inc.                                                               2.3%
General Electric Co.                                                       1.9%
Lucent Technologies, Inc.                                                  1.5%
Home Depot, Inc.                                                           1.4%
Johnson & Johnson                                                          1.4%
America Online, Inc.                                                       1.4%
EMC Corp.                                                                  1.3%
Procter & Gamble Co.                                                       1.3%

                                   EVERGREEN
                             Select Balanced Fund
                          Portfolio Manager Commentary

                              Top 5 Bond Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

                          Coupon                              Maturity
U.S. Treasury Notes        7.75%                              2/15/2001    4.5%
U.S. Treasury Notes        6.88%                              5/15/2006    2.5%
U.S. Treasury Notes        7.25%                              5/15/2004    2.3%
U.S. Treasury Notes        5.50%                              3/31/2000    2.3%
U.S. Treasury Bonds        7.88%                              2/15/2021    2.0%


Outlook

Looking ahead, the policy statement issued by the Federal Reserve Board at the conclusion of its December Federal Open Market Committee meeting and the current forward momentum of the economy suggest interest rates are heading higher. In anticipation of higher rates, within our fixed income holdings we expect to maintain a shorter duration stance in early 2000.

From an equity perspective, though the past six months have been an extraordinary market environment, we urge investors not to expect returns of this magnitude to continue indefinitely. For the near term, we believe stock valuations in certain areas are overextended; nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the extraordinary events taking place in the fields of technology, economics and global politics, we believe these opportunities are more abundant than ever.

                                   EVERGREEN
                            Select Core Equity Fund
                    Fund at a Glance as of December 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.


                                    Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.


                                   Benchmark

                      Standard & Poor's 500 Index (S&P 500)


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1981                Class I      Class IS
Class Inception Date                               11/24/1997    2/4/1998
Average Annual Returns
6 months                                               8.02%       7.89%
1 year                                                17.64%      17.34%
3 years                                               19.18%      18.90%
5 years                                               23.83%      23.52%
10 years                                              14.37%      14.09%
Since Portfolio Inception                             15.80%      15.51%
6-month income dividends per share              $      0.20   $    0.10
6-month capital gain distributions per share    $      9.10   $    9.10


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

          Select Core Equity   Consumer Price Index - US    S&P 500 Composite

12/31/89       1,000,000               1,000,000                1,000,000
12/31/90         976,256               1,061,063                  968,948
12/31/91       1,250,825               1,093,577                1,264,172
12/31/92       1,322,176               1,125,297                1,360,469
12/31/93       1,419,470               1,156,225                1,497,597
12/31/94       1,316,091               1,187,153                1,517,380
12/31/95       1,795,355               1,217,288                2,087,661
12/31/96       2,263,388               1,257,732                2,566,887
12/31/97       2,883,973               1,279,144                3,423,285
12/31/98       3,257,596               1,299,762                4,401,453
12/31/99       3,831,966               1,335,448                5,328,124


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Core Equity Fund, Class I1, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                            Select Core Equity Fund
                          Portfolio Manager Commentary


Portfolio Management Team

The Fund is managed by Mark C. Sipe, CFA and Hanspeter Giger, CFA who have over 33 years of combined investment experience.


  [PHOTO]                                                         [PHOTO]

Mark C. Sipe                                                  Hanspeter Giger


Performance

The Fund's Class I Shares, performed well for the six-month period ended December 31, 1999, returning 8.02% versus the S&P 500's 7.69% return for the same period. This favorable performance did not come easily in a market still led by the very largest capitalization stocks, and further, dominated by one sector--technology. The results were equally gratifying in that they followed a restructuring of the Fund aimed at better representing the largest stocks in the market in proportion to their weightings in the S&P 500 index.



                                  Portfolio
                               Characteristics
                              ------------------
                              (as of 12/31/1999)

Total Net Assets                                                  $2,718,664,136
Number of Holdings                                                           126
P/E Ratio                                                                  29.0x
Beta                                                                        0.93


Environment

The stock market continued to provide plenty of excitement in the second half of calendar 1999. The first three months of the period actually saw the S&P 500 close down over 6%, with all market sectors, except technology down on a price basis. However, the final three months more than made up for that poor interim showing. As evidence of the ongoing relative strength of size (i.e. capitalization) in the market, when taken as a group, the largest 50 stocks in the S&P 500 index outperformed the 50 smallest by an amazing 51 percentage points.

The largest of the large capitalization stocks continue to provide the bulk of the market's returns, but an added narrowness took hold in the form of spectacular performance by the technology sector, especially in the fourth quarter of the year. Emblematic of that performance was the return of the technology-heavy NASDAQ 100 Index, which was up almost 54% in the quarter, and up over 60% for the six months. Within the S&P 500 specifically, technology was far and away the strongest sector, up over 36% during the quarter, and up over 40% for the full period. That compares with the performance of the next strongest sector, consumer cyclicals, which appreciated over 20% in the quarter, but only about 8% for the second half of 1999.

                                   EVERGREEN
                            Select Core Equity Fund
                          Portfolio Manager Commentary

The returns of the remaining S&P sectors were uniformly below the performance of the index during the final three months of 1999, and almost uniformly so during the full period.


Strategy

Contributions to the Fund's performance during the reporting period came primarily from overweighted positions in capital goods and health care. In the case of capital goods, the bulk of the returns were generated by a single holding, General Electric, which was up over 38% for the six months. Within health care, a sector which performed reasonably poorly in the market during the time frame analyzed, nevertheless contributed to Fund performance through superior stock selection. A number of the Fund's holdings, namely Amgen, Lincare Holdings, Teva Pharmaceuticals, Tenet Healthcare, and Warner Lambert were up well in excess of the S&P's returns. As would be expected, an overweighted position in the Fund's technology holdings was the proper stance during the period. Technology holdings that contributed most positively included Oracle, Nokia, Comverse Technology, Applied Materials, Network Associates, and Cisco, all of which were up in excess of 65%. Offsetting the full benefit of the Fund's sector weighting, however, was poor performance by the Fund's fifth largest position, International Business Machines.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          23.1%
Healthcare Products & Services                                             10.3%
Communication Systems & Services                                            8.8%
Finance & Insurance                                                         7.5%
Retailing & Wholesale                                                       7.2%


                                 Top 10 Holdings
                    ----------------------------------------
                     (as a percentage 12/31/1999 net assets)

General Electric Co.                                                        6.8%
Microsoft Corp.                                                             6.6%
Cisco Systems, Inc.                                                         4.8%
Intel Corp.                                                                 2.9%
International Business Machines Corp.                                       2.8%
MCI WorldCom, Inc.                                                          2.3%
Coca Cola Co.                                                               2.2%
Wal-Mart Stores, Inc.                                                       2.1%
Exxon Mobil Corp.                                                           2.1%
Bristol-Myers Squibb Co.                                                    1.8%


Outlook

The outlook for the stock market going forward will continue to be shaped by expectations surrounding the direction of interest rates, corporate earnings, and trends in domestic and international economies. At present, inflation and economic growth worldwide continue to provide a positive backdrop for stocks. However, an upward move in interest rates, which has not been met by a slowing of index gains, may warrant some caution in the near term. Within the Fund, investments will continue to be selected focusing on a combination of strong fundamental outlooks and attractive relative valuations.

                                   EVERGREEN
                         Select Diversified Value Fund
                    Fund at a Glance as of December 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Diversified Value Fund is a fund with an emphasis on traditional value, utilizing fundamental analysis to determine if a stock is selling at a reasonable valuation level. The Fund seeks to capture the best opportunities in a value universe by emphasizing securities with perceived intrinsic value above current market levels due to temporary or anticipated problems.


                                    Process

Primarily, the Fund invests in undervalued companies using a "bottom-up" approach that concentrates on analyzing security fundamentals rather than broad economic forecasts. The Diversified Value team strives to produce a portfolio that best controls risk and balances a risk/reward relationship.


                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/03/1991                Class I     Class IS
Class Inception Date                              1/22/1998    3/31/1998
Average Annual Returns
6 months                                              7.27%        7.11%
1 year                                               17.13%       16.79%
3 years                                              17.06%       16.39%
5 years                                              20.38%       19.97%
Since Portfolio Inception                            16.46%       16.23%
6-month income dividends per share                   $0.09        $0.06
6-month capital gain distributions per share         $1.08        $1.08


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               Evergreen         Consumer Price
          Select Diversified       Index - US          S&P 500

  1/3/91        1,000,000           1,000,000         1,000,000
12/31/91        1,283,236           1,030,600         1,304,700
12/31/92        1,389,775           1,060,500         1,404,100
12/31/93        1,524,936           1,089,700         1,545,600
12/31/94        1,556,105           1,118,800         1,566,000
12/31/95        2,057,218           1,147,200         2,154,600
12/31/96        2,452,576           1,185,400         2,649,100
12/31/97        3,090,385           1,205,500         3,533,000
12/31/98        3,359,805           1,225,000         4,542,500
12/31/99        3,934,708           1,258,600         5,498,900


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Diversified Value Fund Class I1, the S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of Evergreen Value Fund. Historical performance shown for Class IS reflects that of Class Y Shares of Evergreen Value Fund, through 1/22/1998, the inception of Class I Shares. Performance from 1/23/1998 through the inception of Class IS Shares reflects that of Class I Shares. Performance prior to inception of Class IS Shares does not include this class' 0.25% 12b-1 fees. Class I Shares do not pay a 12b-1 fee. If fees were reflected, returns would have been lower.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Diversified Value Fund
                          Portfolio Manager Commentary


Portfolio Management

Eric M. Teal is manager of the Evergreen Select Diversified Value Fund. He employs rigorous fundamental analysis combined with a disciplined quantitative approach to seek superior results and adherence to risk/reward objectives.



                                    [PHOTO]

                                  Eric M. Teal


Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares 7.27% return narrowly trailed that of its benchmark, the S&P 500 Index, which returned 7.69% for the same period.


                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                    $544,552,587
Number of Holdings                                                           100
P/E Ratio                                                                  29.0x
Beta                                                                        1.19


Environment

The first half of the Fund's fiscal year was broken into two distinctly different periods, as the market fell sharply during the first three months, then rebounded dramatically in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

In the second half of the period, the equity markets continued their familiar trend from the past few years, amazing investors by climbing ever higher. Against this backdrop, nearly every major market index posted solid gains, and investors shrugged off their earlier fears. The negative factors that threatened the market's continued growth were offset by what the expert's have dubbed "Economic Nirvana"--strong economic growth, benign inflation and low unemployment. These ideal conditions along with strong earnings reports and enthusiasm for equities prompted investors to shrug off any negative information, and stock prices soared.


                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          15.5%
Healthcare Products & Services                                              9.1%
Finance & Insurance                                                         8.7%
Retailing & Wholesale                                                       8.2%
Electrical Equipment & Services                                             7.5%

                                   EVERGREEN
                         Select Diversified Value Fund
                          Portfolio Manager Commentary


Strategy

During the six months, Fund results steadily increased in a volatile and narrow market. Our multi-cap core strategy continues to emphasize all sectors with no more than 75% of our stocks concentrated in large capitalization companies. Identifying companies with a reasonable valuation and exhibiting some degree of earnings acceleration is our primary objective.

Performance during the six-month period slightly trailed the narrow, technology-laden S&P 500 Index. Positive stock selection contributed to the improving results. Many of our top holdings have been in the wireless handset industry, including Motorola, which gained over 60%, and Nokia, up over 100%. Semiconductor related stocks continued to outperform due to pricing improvements; Applied Materials rose over 65%. Biotechnology stocks also showed strong gains during the period with Amgen up almost 100%. Our underperformers were traditional defensive value stocks which included Philip Morris.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Motorola, Inc.                                                              3.8%
Microsoft Corp.                                                             3.4%
General Electric Co.                                                        3.2%
Wal-Mart Stores, Inc.                                                       3.1%
American International Group, Inc.                                          2.4%
Lucent Technologies, Inc.                                                   2.0%
Ford Motor Co.                                                              1.8%
Lowe's Companies, Inc.                                                      1.8%
Cisco Systems, Inc.                                                         1.8%
Pfizer, Inc.                                                                1.6%


The Fund remains committed to closely monitoring risk and continuing to focus on stock selection rather than sector risks. Recent additions--especially in the technology sector--have focused on earnings growth and valuation rather than simply momentum.


Outlook

1999 was a tremendous year for the equity markets and technology stocks in particular, with the technology-heavy NASDAQ gaining over 85%. The economy continued to be very robust and earnings growth continued to accelerate upward. We expect the Fed to make some aggressive moves to slow growth during early 2000. We believe that a higher interest rate environment sharpens our focus on identifying companies with sustainable and quality driven earnings. At this point our favorite sectors are still technology, along with basic materials and consumer cyclicals. We also have not given up on utilities, which currently enjoy historically high yields. Additionally, the financial sector is beginning to look attractive, but we do not want to be too premature in overweighting the group.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                    Fund at a Glance as of December 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Large Cap Blend Fund invests in large and mid-sized U.S. companies, blending those that display both value and growth-oriented characteristics. This philosophy holds that value and growth stocks tend to be counter-cyclical, outperforming the broad market at different times. Diversification between the two approaches tends to provide less volatile investment results over time.

                                    Process

Research and stock selection focus on companies of sound financial quality which have strong management teams and maintain competitive leadership positions within their respective industries. These companies are identified using a fundamental, bottom-up stock selection process which is research-intensive.

                                   Benchmark

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1993              Class I      Class IS
Class Inception Date                             11/24/1997    3/12/1998
Average Annual Returns
6 months                                               3.53%        3.41%
1 year                                                 9.74%        9.45%
3 years                                               16.98%       16.71%
5 years                                               24.20%       23.90%
Since Portfolio Inception                             18.74%       18.45%
6-month income dividends per share                    $0.13        $0.08
6-month capital gain distributions per share          $6.51        $6.51

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                   Consumer Price        Russell 1000
            Select Large Cap         Index - US              Growth
12/31/93      1,000,000              1,000,000             1,000,000
12/31/94        948,384              1,026,749             1,026,561
12/31/95      1,324,983              1,052,812             1,408,288
12/31/96      1,750,686              1,087,791             1,733,917
12/31/97      2,283,227              1,106,310             2,262,535
12/31/98      2,553,381              1,124,143             3,138,235
12/31/99      2,802,807              1,155,007             4,178,330


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Large Cap Blend Fund Class I1, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                          Portfolio Manager Commentary

Portfolio Management Team

The Evergreen Select Large Cap Blend Fund is managed by Timothy M. Stevenson and Eric M. Teal. The team-oriented approach incorporates multiple perspectives to attempt to identify the most attractive opportunities in the market and ensures adherence to the style-specific objectives.

                    [PHOTO]                        [PHOTO]

                   Timothy M.                    Eric M. Teal
                  Stevenson, CFA

Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares returned 3.53% trailing that of its benchmark, the Russell 1000 Growth Index, which returned 20.56% for the same period. The Fund lagged its benchmark primarily due to under-exposure to semiconductors and electronics equipment makers within the technology sector as well as poor returns among its capital goods and consumer cyclical holdings.


                                   Portfolio
                                Characteristics
                               ------------------
                               (as of 12/31/1999)
Total Net Assets                                                    $344,647,844
Number of Holdings                                                            63
P/E Ratio                                                                  27.4x
Beta                                                                        1.09


Environment

The first half of the Fund's fiscal year was broken into two distinctly different periods, as the market fell sharply during the first three months, then rebounded dramatically in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

In the second half of the fiscal period, the equity markets continued their familiar trend from the past few years, amazing investors by climbing ever higher. Against this backdrop, nearly every major market index posted solid gains, and investors shrugged off earlier fears. The negative factors that threatened the market's continued growth were offset by what the expert's have dubbed "Economic Nirvana"--strong economic growth, benign inflation and low unemployment. These ideal conditions along with strong earnings reports and enthusiasm for equities--the overwhelming asset class of choice--prompted investors to shrug off any negative information, and stock prices soared.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          21.2%
Communication Systems & Services                                           10.7%
Healthcare Products & Services                                             10.4%
Finance & Insurance                                                         8.9%
Banks                                                                       5.9%

                                   EVERGREEN
                          Select Large Cap Blend Fund
                         Portfolio Manager Commentary

Strategy

During the six months, Fund results rose but trailed the S&P 500 Index due to specific stock selection. Relative performance was lost due to significant earnings disappointments from Waste Management and Bank One. A large position in Bank of America also subtracted from total return as rising interest rates penalized most financial services companies. Within the portfolio's financial weighting, we reduced exposure to insurance companies. Lastly, speculation surrounding accounting issues at Tyco resulted in a pull back on one of Wall Street's favorite stocks.

Offsetting some negative factors were strong fourth-quarter performances by the portfolio's technology and communication services holdings. Underlying a modestly overweighted technology position, Microsoft, EMC Corp. and Cisco Systems--three of the Fund's top four holdings--jumped 28.9%, 53.1% and 56.2%, respectively, during the final three months. The portfolio's weighting of communication services stocks was increased in the latter part of the period due to positive underlying fundamentals that this sector currently enjoys. MCI Worldcom, GTE Corp and Motorola represent three holdings within this high-growth sector.

Our strongest performers during the six months were our significant picks in technology with Cisco and EMC Corp rising over 60% and 80%, respectively.
Alcoa, our top holding in the basic metal products and services sector rose over 31%.


                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                                             5.4%
General Electric Co.                                                        5.1%
EMC Corp.                                                                   4.6%
Cisco Systems, Inc.                                                         4.5%
MCI WorldCom, Inc.                                                          3.9%
Exxon Mobil Corp.                                                           3.5%
Dayton Hudson Corp.                                                         3.1%
Citigroup, Inc.                                                             3.1%
GTE Corp.                                                                   2.9%
Warner-Lambert Co.                                                          2.6%


Outlook

1999 was a tremendous year for the equity markets and technology stocks in particular, with the technology-heavy NASDAQ gaining over 85%. The economy has continued to be very robust and earnings growth has continued to accelerate upward. We expect the Federal Reserve to make some aggressive moves to slow growth during early 2000. We believe that a higher interest rate environment increases our focus on identifying those companies with sustainable and quality driven earnings. At this point our favorite sectors are still technology, along with basic materials and consumer cyclicals. We also have not given up on utilities, which enjoy historically high yields. Additionally, the financial sector is beginning to look attractive, but we do not want to be too premature in overweighting the group.

                                   EVERGREEN
                          Select Secular Growth Fund
                    Fund at a Glance as of December 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Secular Growth Fund seeks to identify companies that are positioned to capitalize upon favorable secular trends within the U.S. economy. We accomplish this by using highly focused fundamental research along with quantitative tools to select high quality, large cap growth companies that exhibit consistent and accelerating earnings growth.


                                    Process

Stephen Dalton and his team of dedicated analysts utilize a disciplined investment process in order to construct a portfolio of large cap, high quality, growth-oriented companies:

     .    Ideas generated by the Secular Growth Team analysts

     . Daily meetings to discuss buy/sell candidates, establish priorities and discuss the market

     . Analyst recommendations are made to the team; team leaders make final decisions

     .    Quantitative tools are used to verify or challenge recommendations


                                   Benchmark

                     Standard & Poor's 500 Index (S&P 500)


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/31/1994               Class I     Class IS
Class Inception Date                              2/26/1999    2/26/1999
Average Annual Returns
6 months                                             50.01%       49.77%
1 year                                               66.30%       65.84%
3 years                                              45.04%       44.67%
5 years                                              39.16%       38.80%
Since Portfolio Inception                            39.19%       38.84%
6-month capital gain distributions per share         $3.27        $3.27


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

         Select Secular Growth   Consumer Price Index - US      S & P 500

12/31/94      1,000,000                   1,000,000             1,000,000
 6/30/95      1,197,451                   1,018,704             1,202,128
12/31/95      1,366,569                   1,025,384             1,375,833
 6/30/96      1,611,157                   1,046,760             1,514,679
12/31/96      1,709,825                   1,059,452             1,691,658
 6/30/97      1,947,789                   1,070,808             2,040,258
12/31/97      2,215,359                   1,077,488             2,256,050
 6/30/98      2,725,200                   1,088,844             2,655,629
12/31/98      3,137,643                   1,094,856             2,900,693
 6/30/99      3,479,044                   1,110,220             3,260,309
12/31/99      5,219,120                   1,124,916             3,511,398


Comparison of change in value of a $1,000,000 investment in Evergreen Select Secular Growth Fund, Class I1, S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Classes I and IS prior to 7/12/1999 is based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary

Portfolio Management

                             Stephen M. Dalton, CFA

Stephen Dalton is the portfolio manager of the Evergreen Select Secular Growth Fund and has 15 years of investment management and research experience, managing growth and balanced portfolios. In addition, he has covered the health care, technology, retail, media and entertainment industries. Prior to joining First Capital, Steve was a Senior Portfolio Manager at CoreStates Investment Advisory, which was acquired by First Union in 1998. Mr. Dalton is supported by a team of three dedicated analysts with a combined 59 years of investment experience.


Performance

For the six-month period ended December 31, 1999, the Fund's Class I Shares posted a 50.01% return. The Fund's performance significantly outpaced its benchmark, the S&P 500, which returned 7.69% for the same period.

                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                    $945,307,303
Number of Holdings                                                            57
P/E Ratio                                                                  67.5x
Beta                                                                        1.29


Environment

The first half of the Fund's six-month period ended 12/31/1999 was broken into two distinctly different periods: the first three months in which the stock market posted negative returns, and the amazing year-end ascent. The one constant through this roller-coaster ride was the strong relative performance by growth stocks.

Underlying this growth-dominated marketplace, was the extraordinary relative performance of the technology sector. In the final three months alone, the technology sector soared nearly 37%. Coupled with rising interest rates that penalized value-oriented equity strategies, the technology-deficient value indices trailed their growth counterparts throughout the period.


                               Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          30.5%
Retailing & Wholesale                                                      16.0%
Communication Systems & Services                                           14.2%
Finance & Insurance                                                         9.4%
Healthcare Products & Services                                              6.8%

                                   EVERGREEN
                          Select Secular Growth Fund
                         Portfolio Manager Commentary


Strategy

The Fund emphasizes large capitalization U.S. companies that have generated consistent above-average historical and prospective profitability, as well as issues which we believe will post accelerating earnings growth. The investment process is based on an intensive top-down strategy that identifies secular themes within the U.S. economy, and seeks to exploit them by identifying companies with specific growth characteristics.

Within the technology sector (currently our largest sector weighting, though roughly benchmark weighted) particular emphasis was placed on issues providing internet infrastructure, both hardware and software support, security, high speed access and bandwidth. As technological innovation spurs productivity and continues to drive the U.S. economy, we feel these particular areas are poised to exploit this powerful secular trend. In fact, strong returns by companies in these areas had an extremely positive effect on total return, allowing the Fund to outpace its benchmark and peer group average significantly during the past six months.

Exceptional performance can also be attributed to a strong fourth quarter rebound in the Fund's overweighted position in communication services--another area the Fund enjoys very favorable underlying secular fundamentals. This sector weighting was bolstered in September, with two of the portfolio's holdings in this group--Global Crossing and Metromedia Fiber Networks--soaring 92% and 95%, respectively, in the final three months alone.

Exceptional six-month returns by newly added tech holdings in telecom equipment (JDS Uniphase, up 289%, and Broadcom, up 88%), and internet infrastructure software (Broadvision up 592%, Veritas, 352%, Verisign, 342%, and Sun Microsystems, 125%), played a critical role in the Fund's superior performance.

New positions purchased during the quarter also contributed to strong performance. These include Exodus, the premier web hosting service company, up 101% from our mid-October entry to quarter-end and Nokia, up 92% since early October inclusion in the Fund. Our technology holdings represented the largest sector weighting--46% of the portfolio compared to 43% of the benchmark--and rose a dramatic 99% in the fourth quarter alone.

Though we remain extremely "bullish" on the technology sector over the long term, we strategically took profits from some of our outstanding technology performers in late December, and increased exposure to retail and financial stocks due to both secular and seasonal factors in the first half of 2000.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Home Depot, Inc.                                                            3.2%
American Express Co.                                                        3.1%
Wal-Mart Stores, Inc.                                                       3.1%
Costco Wholesale Corp.                                                      3.1%
Dayton Hudson Corp.                                                         2.9%
VeriSign, Inc.                                                              2.8%
EMC Corp.                                                                   2.7%
Cisco Systems, Inc.                                                         2.5%
Veritas Software Corp.                                                      2.5%
JDS Uniphase Corp.                                                          2.4%


Outlook

Looking ahead, we anticipate continued quiescent inflation. Nevertheless, as we anticipate persistent strong performance from the internet infrastructure and business-to-business e-commerce arenas in technology, we remain bullish on the Fund's positioning. Areas in which we remain especially bullish are telecom equipment and services, internet infrastructure software, web hosting services, and pervasive computing (wireless internet access). We also maintain a favorable outlook for the financial sector, an area exploiting both the demographic influence of higher levels of public investing and the globalization of corporate financial services.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                   Fund at a Glance as of December 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

                                    Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality companies with a competitive advantage, growth-oriented, and reasonably valued.

                                   Benchmark

                           Russell 2000 Growth Index
                             (Russell 2000 Growth)


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/28/1995                             Class I
Class Inception Date                                           12/28/1995
Average Annual Returns
6 months                                                          46.15%
1 year                                                            58.84%
3 years                                                           20.43%
Since Portfolio Inception                                         20.42%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             Select Small Cap             CPI              Russell 2000

12/31/95         1,000,000             1,000,000             1,000,000
 6/30/96         1,148,043             1,020,847             1,119,229
12/31/96         1,204,639             1,033,225             1,112,624
 6/30/97         1,231,918             1,044,300             1,170,760
12/31/97         1,296,860             1,050,814             1,256,739
 6/30/98         1,381,194             1,061,889             1,325,311
12/31/98         1,324,461             1,067,752             1,272,237
 6/30/99         1,439,564             1,082,736             1,435,321
12/31/99         2,103,624             1,097,068             1,820,534


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I1, the Russell 2000 Growth and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater volatility due to the higher risk of failure.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                         Portfolio Manager Commentary


Portfolio Management


Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Company, where he manages the Fund and separately managed, small-cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management. He developed quantitative models and had co-management responsibility for several small- and mid-cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A degrees from Iowa State University.

                                    [PHOTO]

                                Thomas L. Holman


Performance

Evergreen Select Small Cap Growth Fund performed exceptionally well during the six-month period ended December 31, 1999. The Fund's Class I shares had a total return of 46.15% during the six months, compared to a 26.83% return for the benchmark Russell 2000 Growth Index.

The Fund's heavy emphasis on the technology sector, and good stock selection within the sector, drove performance. Software companies, especially those involved in commerce on the internet, and hardware companies, including manufacturers of semi-conductors and components, all contributed to the Fund's excellent returns.


                                   Portfolio
                                Characteristics
                             --------------------
                              (as of 12/31/1999)
Total Net Assets                                                    $111,493,601
Number of Holdings                                                            70
P/E Ratio                                                                  36.4x
Beta                                                                        1.31


Environment

The most significant development during the six months was the growing realization that technology and its business implications were expanding faster than anyone had anticipated. The internet propelled this growing awareness that technology was both creating new enterprises and changing traditional business operations. "Brick-and-mortar" retailers, for example, began evolving into "click-and-mortar" operations in which their traditional stores became supplemented by catalogue operations and websites. In the business-to-business environment, large enterprises such as General Electric and General Motors implemented new web-based systems, tying their production departments to their supplying companies, creating potentially enormous efficiencies in ordering and receiving supplies from vendors.

Investors' enthusiasm for technology spilled into the initial public offering market. Shares of new technology companies, especially those involved in e-commerce, rose rapidly.

The Fund was very well positioned to take advantage of these trends. Over the six-month period, the Fund's average weighting in technology totaled more than half its net assets. Software company stocks, for

                                   EVERGREEN
                         Select Small Cap Growth Fund
                          Portfolio Manager Commentary

example, averaged 16% of net assets during the period, while hardware averaged 23.6% and telecommunications averaged 12.6% of Fund net assets. All three industries were over-weighted when compared to investment benchmarks. In addition, stock selection within each of these industries was very good, as portfolio holdings outperformed sector benchmarks. The Fund also successfully invested in a number of initial public stock offerings, supporting overall performance.

                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          31.1%
Business Equipment & Services                                               9.2%
Electronic Equipment & Services                                             8.1%
Electrical Equipment & Services                                             7.9%
Printing, Publishing, Broadcasting &
Entertainment                                                               7.3%


Strategy

Investments in the software industry were the largest contributors to performance, followed by hardware and telecommunications selections.

Electronic commerce was a major link among many of the better performing stocks in the portfolio, including two initial public offerings, or IPOs: Commerce One and Art Technology Group.

Commerce One, 20% of which is owned by General Motors, has developed a software system that manages an electronic marketplace linking major manufacturers, such as GM, with all suppliers, creating significant efficiencies in ordering and supplying parts for the production process. The stock rose 855% after the Fund's acquisition at the IPO. Art Technology Group is in a similar business, producing software that runs electronic commerce sites for other businesses. The Fund invested in the stock at its IPO in mid-July. The investment had appreciated 609% by the end of the period on December 31, 1999.

Other "e-commerce" investments that did particularly well included QRS Corp., which operates a data base for universal product codes for web-based commerce, allowing businesses to easily identify and keep track of products electronically. Its stock rose by 102% during the six-month period. Another successful investment was in Netegrity, which provides security systems for e-commerce operations and is linked to the General Electric system. Its stock rose by 129% after the Fund's investment on September 16, 1999 through the end of 1999.

Clarify, a company that produces software enabling corporations to keep track of all their relationships with customers and suppliers, was a leading performer. The Fund invested in Clarify in mid-August and enjoyed a 259% gain after Clarify received an acquisition offer from Nortel. Another software investment that performed particularly well was Progress Software. The stock of this company, which produces database management software, rose 101% during the six-month period.

The long-term potential of hand-held digital devices for computing and telecommunications drove the performance of many hardware-related investments. Among the successful investments were: Kopin, which makes semi-conductors for digital handsets; Three Five Systems, which manufactures display systems for handsets; and Sandisk, which produces very small semi-conductors that provide memory systems for digital phones.

Telecommunications tends to be dominated by large companies in which the Fund cannot invest. However, we did find opportunities in some smaller telecommunications companies, including Primus Telecom, which operates an international fibre-optic based network, and Rural Cellular, which provides cellular phone service in areas not serviced by the large, national networks.

                                   EVERGREEN
                         Select Small Cap Growth Fund
                          Portfolio Manager Commentary


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Kronos, Inc.                                                                3.6%
Documentum, Inc.                                                            2.6%
Universal Electronics, Inc.                                                 2.3%
Startek, Inc.                                                               2.2%
Three Five Systems, Inc.                                                    2.2%
QRS Corp.                                                                   2.2%
Entercom Communications Corp.                                               2.2%
Sandisk Corp.                                                               2.1%
Molecular Devices Corp.                                                     2.1%
Natural Microsystems Corp.                                                  2.1%


Strategy

We adjusted our long-term strategy of investing in small-company growth stocks to gain greater flexibility. We now can maintain investments in fast-growing companies, even if they grow to be larger than the limits of traditional small-cap benchmarks. We believe this flexibility will allow us to keep winning stocks for longer periods of time. While we have made this change, we still intend to keep our focus on small-cap stocks and keep the average market capitalization of holdings within the small-cap universe. As before, new investments will continue to be confined to small-cap stocks. This greater flexibility allowed us to main an investment in one of the Fund's best performing companies during the period, Applied Micro Circuits. It grew to be more than $6 billion in market capitalization. Under our older restrictions, we would have lost the opportunity to benefit from its growth after it reached $2 billion in market capitalization.


Outlook

Even after the strong performance of the past six months, we remain optimistic about the opportunities, particularly in technology. While we see some companies whose stock prices have grown too high for their business fundamentals, we also see significant investment opportunities created by the internet, fibre-optics in networks, and hand-held, wireless communications devices.

In addition, we believe there are excellent values in some non-technology stocks, including cyclical manufacturing and industrial companies whose stocks have been bypassed in the market's enthusiasm for technology. These include aluminum suppliers, paper and commodity processors and suppliers. Many of these companies are well positioned to benefit from the broad expansion of the global economy.

We will continue to exercise our long-term discipline to invest in small, high-growth companies with reasonable stock valuations. Additionally, we will continue to take profits where stock prices have grown more rapidly than justified by a company's future growth opportunities.

                                   EVERGREEN
                        Select Small Company Value Fund
                   Fund at a Glance as of December 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Small Company Value Fund seeks capital appreciation by investing in little-known and relatively small companies. The management team seeks to identify small companies that are favorably priced and have both entrepreneurial managements and catalysts for growth. The investment discipline pays special attention to valuations and diversification by industry and company to reduce the volatility associated with small-cap stocks.

                                    Process

The Fund's management team uses an intensive research process to assemble a diversified stock portfolio of small companies that:

 .  Are potential merger and acquisition candidates;

 .  Have promising new products that can cause a dramatic change in earnings;

 . Are "value-timing" candidates because, while their stock may be temporarily out of favor, they offer the potential of good, long-term appreciation;

 .  Can benefit from re-structuring programs of management


                                   Benchmark

                            Russell 2000 Value Index
                              (Russell 2000 Value)



--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/23/1997                    Class I       Class IS
Class Inception Date                                   12/23/1997    12/31/1998
Average Annual Returns
6 months                                                   -4.93%        -5.06%
1 year                                                     -3.29%        -4.01%
3 years                                                      n/a           n/a
5 years                                                      n/a           n/a
Since Portfolio Inception                                  -7.21%        -7.70%
6-month income dividends per share                         $0.02         $0.01


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             Evergreen Select       Consumer Price          Russell 2000
             Sm Comp Value I          Index - US                 Value
12/31/97        1,000,000               1,000,000             1,000,000
 6/30/98          985,352               1,010,539             1,044,373
12/31/98          865,689               1,016,119               935,505
 6/30/99          880,655               1,030,378               984,678
12/31/99          837,249               1,044,017               921,555


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Company Value Fund Class I1, the Russell 2000 Value and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected returns would have been lower.

Smaller capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater volatility due to the higher risk of failure.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Portfolio Management

Evergreen Select Small Company Value Fund is managed by Jordan Alexander, CFA. Mr. Alexander joined Evergreen Asset Management Corp. in 1998, and is now a Vice President of the firm. Earlier in his career, he was a health care associate analyst at PaineWebber Incorporated and a senior financial analyst and auditor at Arthur Andersen LLP.

                                    [PHOTO]

                             Jordan Alexander, CFA


Performance

Evergreen Select Small Company Value Fund outperformed its benchmark during a very difficult period for small cap value investing. For the six-month period ended December 31, 1999, the Fund's Class I shares generated a total return of -4.93%, compared with the Russell 2000 Value Index, a common benchmark of small company value investing, which had a total return of -6.41%. The performance of the Fund during the period was helped by strong gains in several issues in the technology/communications and health care sectors.


                                   Portfolio
                                Characteristics
                              --------------------
                               (as of 12/31/1999)

Total Net Assets                                                     $85,115,454
Number of Holdings                                                            83
P/E Ratio                                                                  20.9x
Beta                                                                         N/A


Environment

The final six months of 1999 offered a very difficult environment for small cap value investing. During this period, market leadership tended to be narrowly focused on a relatively small group of large cap growth and technology companies. While the Russell 2000 did well, performance tended to be limited to issues in the technology sector, especially companies focused on the internet, and initial public stock offerings. The Fund invests in attractively valued small cap companies with a history of stable earnings growth, and issues with these characteristics tended to be ignored by the market.


                                Top 5 Industries
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Banks                                                                      13.1%
Retailing & Wholesale                                                      13.0%
Building, Construction & Furnishings                                       12.2%
Consumer Products & Services                                               12.0%
Healthcare Products & Services                                             10.1%

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Strategy

The present management team assumed responsibility for the Fund in September and began to restructure the portfolio. As part of the restructuring, we reduced the Fund's weighting in the financial services sector and removed issues that we believe had deteriorating business fundamentals and lacked catalysts for better stock performance. In addition, we began to add attractively valued investments in the technology and health care sectors. As we pursued this restructuring, we pared down the number of portfolio holdings by a third, reducing the number of companies from 128 on June 30 to 83 on December 31, 1999. In general, we did not change industry allocations significantly, although we did reduce Fund holdings in the financial sector, which we believe continue to be vulnerable in a rising interest rate environment.

The restructuring helped the performance of the Fund during the final two months of the fiscal period. Contributors to the improved performance included a number of issues in the technology, health care and telecommunications sectors. For example, approximately half of the 20 best performers in the Fund during the period were either new names or additions to existing holdings. These issues included Arthrocare and new names in the technology/communications sector, such as CSG Systems and SBS Technologies. Arthrocare, which appreciated 326.3% during the period, is developing several new products for the arthroscopy market. We initiated our position in Arthrocare early last year when the stock was trading at a forward price-earnings multiple of approximately 16x. The stock has performed very well, as investors began to focus on the company's opportunities in the spinal surgery and cosmetic surgery markets. CSG Systems, which appreciated 63.2% during the period, provides customer care and billing systems for the communications market. The company maintains its internally developed software and is benefiting from the trend toward billing/customer service outsourcing in the cable TV industry. CSG should see strong earnings growth over the next several years as subscriber revenues increase from new services offered by cable operators. SBS Technologies, which gained 44.6%, designs custom embedded computer products that are used in the aerospace, computer and telecommunications industries. The company's performance has been helped by several design wins in the rapidly growing telecommunications market.

Other new holdings that helped the Fund's performance included Whole Foods Market, which appreciated 41.6%, and Guess? Inc., which rose 32.1%. While many of the portfolio additions had a positive impact on performance, the Fund was hurt by a heavy weighting in financials, consumer cyclicals and consumer staples. Many of the issues in these sectors were affected by investors' concerns over rising interest rates.


                                Top 10 Holdings
                  --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Whole Foods Market, Inc.                                                    3.0%
Michael Foods, Inc.                                                         2.6%
Alpharma, Inc., Cl. A                                                       2.5%
Interim Services, Inc.                                                      2.1%
SBS Technologies, Inc.                                                      2.0%
Micros Systems, Inc.                                                        2.0%
Ross Stores, Inc.                                                           2.0%
Civic Bancorp.                                                              1.9%
Genlyte Group, Inc.                                                         1.9%
Furniture Brands International, Inc.                                        1.8%

                                   EVERGREEN
                        Select Small Company Value Fund
                          Portfolio Manager Commentary


Outlook

We are very positive about the potential for strong small-cap stock performance as valuations of small-caps relative to larger companies are at some of the most attractive levels in many years. In the past, the small-cap sector posted dramatic gains following similar periods of underperformance. For example, small-caps more than doubled in 1975-76 and were up over 65% in 1990-91 after declining about 20% in the preceding year. The acceleration of stock buybacks and merger and acquisition activity in the small-cap sector could provide a catalyst for the small-cap sector this year. Favorable small-cap performance has generally coincided with periods of strong cyclical growth, lower relative cost of capital, and a more profitable business environment. While the cost of capital for small-cap companies relative to larger companies suggests uncertainty, the overall economic outlook for earnings growth and profitability supports a favorable trend.

                                   EVERGREEN
                         Select Social Principles Fund
                    Fund at a Glance as of December 31, 1999


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Social Principles Fund invests in the stocks of mid-sized U.S. companies, average market capitalization of $3 billion. The Fund emphasizes companies that generally respect human rights, play a role in local communities, and produce useful products in an environmentally sound way. This philosophy holds that socially conscious investing promotes responsible values without impairing long-term performance.

                                    Process

The Fund utilizes a fundamental, bottom-up stock selection process which is research intensive. In addition, the Fund utilizes an external Advisory Board whose role is to develop and continually review guiding policies and principles of social investing. All holdings are periodically reviewed to assure adherence to the Advisory Board Standards.

                                   Benchmark

                       Standard & Poor's MidCap 400 Index
                                (S&P MidCap 400)


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 5/31/1988                Class I      Class IS
Class Inception Date                              11/24/1997    3/12/1998
Average Annual Returns
6 months                                               5.53%        5.38%
1 year                                                 6.95%        6.68%
3 years                                               12.71%       12.39%
5 years                                               18.14%       17.83%
10 years                                              13.84%       13.56%
Since Portfolio Inception                             13.88%       13.60%
6-month income dividends per share                    $0.06        $0.04
6-month capital gain distributions per share          $8.48        $8.48


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

         Select Social Priniciples  Consumer Price Index - US   S & P 400 Midcap

12/31/89         1,000,000                 1,000,000             1,000,000
12/31/90           923,575                 1,061,063               948,811
12/31/91         1,328,376                 1,093,577             1,424,143
12/31/92         1,460,974                 1,125,297             1,593,830
12/31/93         1,601,794                 1,156,225             1,815,798
12/31/94         1,588,316                 1,187,153             1,751,021
12/31/95         2,187,987                 1,217,288             2,290,121
12/31/96         2,552,891                 1,257,732             2,729,431
12/31/97         3,151,017                 1,279,144             3,604,695
12/31/98         3,418,618                 1,299,762             4,293,463
12/31/99         3,656,298                 1,335,448             4,923,001


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Social Principles Fund Class I1, S&P MidCap 400 and the Consumer Price Index
(CPI).

The S&P MidCap 400 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF were not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTF had been registered, their performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                         Select Social Principles Fund
                          Portfolio Manager Commentary


Portfolio Management Team


                   [PHOTO]                      [PHOTO]

                  Jay Zelko            Timothy M. Stevenson, CFA


                                    [PHOTO]

                                 Eric. M. Teal

Performance

For the six-month period ended December 31, 1999, the Evergreen Select Social Principles Fund, Class I Shares', 5.53% return narrowly trailed that of its benchmark, the S&P Midcap 400 Index, which returned 7.35% for the same period. The Fund lagged its benchmark during the first three months due primarily to poor performance among its capital goods holdings. Strong relative returns in the final three months can be attributed to solid gains within the portfolio's technology exposure.


                                   Portfolio
                                Characteristics
                              -------------------
                               (as of 12/31/1999)

Total Net Assets                                                   $106,662,925
Number of Holdings                                                           68
P/E Ratio                                                                 23.0x
Beta                                                                       1.26


Environment

The first half of the Fund's fiscal year was divided into two distinctly different periods, as the market fell during the first three months, then rebounded sharply in the final quarter of 1999. Negative returns in the opening months were primarily a result of well-publicized Y2K risks, higher crude oil prices and rising interest rates that all combined to concern investors.

The market's second half comeback was a due to ideal economic conditions--strong economic growth, benign inflation and low unemployment--along with strong earnings reports, prompting investors to shrug off negative information and drive stock prices higher.



                                Top 5 Industries
                 --------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          28.0%
Retailing & Wholesale                                                       8.3%
Healthcare Products & Services                                              7.1%
Finance & Insurance                                                         6.5%
Food & Beverage Products                                                    6.4%

                                   EVERGREEN
                         Select Social Principles Fund
                          Portfolio Manager Commentary



Strategy

The Fund lost ground during the volatile third quarter of 1999, but exceeded its benchmark during the fourth quarter. Technology and communication services represented two of the market's hottest-performing areas during the fourth quarter, and the portfolio's overweighted position in both aided the Fund's performance. Strong gains from computer hardware maker EMC Corp., up over 85%, improved results. Other technology stocks in the fiberoptic and software industries contributed to strong absolute performance: Veritas Software rose over 230%, JDS Uniphase gained over 225%, and semiconductor company, PMC-Sierra, jumped 120%.

Within a number of the portfolio's sector weightings, we remain strategically positioned to capitalize on specific subsectors that enjoy strong fundamentals. Underlying our technology exposure is an emphasis on semi-conducters and software manufacturers. Within our financial services weighting, we decreased exposure to insurance companies and we reduced the portfolio's weighting of medical services stocks within an already underweighted healthcare position.
Due to strong seasonal factors and positive underlying fundamentals in the retail sector, the portfolio remains very committed to this area. Current holdings include Best Buy, Circuit City and Abercrombie & Fitch. Conversely, we remain underweighted in the utility sector.



                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

PMC-Sierra, Inc.                                                            6.5%
Veritas Software Corp.                                                      6.0%
Qwest Communications International, Inc.                                    3.6%
Teradyne, Inc.                                                              3.6%
Best Buy Co., Inc.                                                          3.3%
Compuware Corp.                                                             3.3%
Sanmina Corp.                                                               2.9%
Siebel Systems, Inc.                                                        2.3%
Tellabs, Inc.                                                               2.2%
United States Food Services                                                 2.1%



Outlook

We continue to hold an optimistic outlook for mid-cap equities. Though mid-cap stocks have underperformed their large-cap brethren for the past few years, there are signs that a market rotation may be taking place. Our forecast proved a few months premature, but the rotation definitely transpired during the final three months of 1999 as mid-cap stocks outpaced their larger counterparts.

We believe this valuation disparity between large-cap and smaller-cap stocks as well as mid-caps' own strong fundamentals, will attract investors to mid-cap equities. We anticipate mid-caps' solid performance to continue and enthusiastically look forward to the next few years.

                                   EVERGREEN
                          Select Strategic Growth Fund
                    Fund at a Glance as of December 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and future earnings growth.

                                    Process

The Fund is managed by two investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

                                   Benchmark

                           Russell 1000 Growth Index
                             (Russell 1000 Growth)


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1994                    Class I      Class IS
Class Inception Date                                   11/24/1997    2/27/1998
Average Annual Returns
6 months                                                 41.30%        41.13%
1 year                                                   58.29%        57.88%
3 years                                                  37.04%        36.67%
Since Portfolio Inception                                34.59%        34.24%
6-month income dividends per share                       $0.02         $0.00
6-month capital gain distributions per share             $8.05         $8.05

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]



                        Class I              CPI       Russell 1000 Growth
      12/31/94         1,000,000          1,000,000          1,000,000
       6/30/95         1,209,641          1,018,704          1,202,924
      12/31/95         1,382,642          1,025,384          1,371,851
       6/30/96         1,516,114          1,046,760          1,537,472
      12/31/96         1,715,660          1,059,452          1,689,055
       6/30/97         2,004,134          1,070,808          2,019,276
      12/31/97         2,242,768          1,077,488          2,203,996
       6/30/98         2,621,608          1,088,844          2,653,042
      12/31/98         2,789,394          1,094,856          3,057,038
       6/30/99         3,124,954          1,110,220          3,376,522
      12/31/99         4,416,398          1,124,916          4,070,222


Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund Class I1, the Russell 1000 Growth and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                          Select Strategic Growth Fund
                          Portfolio Manager Commentary


Portfolio Management Team

David M. Chow, CFA and W. Shannon Reid, CFA manage the Evergreen Select Strategic Growth Fund. They have over 29 years combined investment experience and boast a unique blend of quantitative and traditional fundamental analysis skills.


                 [PHOTO]                               [PHOTO]


          David M. Chow, CFAW.                    Shannon Reid, CFA



Performance

The Evergreen Select Strategic Growth Fund, Class I Shares, advanced 41.30% for the six-month period ended December 31, 1999. This performance significantly outpaced our benchmark, the Russell 1000 Growth Index, which returned 20.56% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 12/31/1999)

Total Net Assets                                                    $731,040,556
Number of Holdings                                                            62
P/E Ratio                                                                  45.5x
Beta                                                                        1.25



Environment

A strong domestic economy, an improving global economic outlook and the absence of signs of inflation drove stock market indices to record valuation levels during this reporting period. The macro-economic environment notwithstanding, the Fund's management team continues to employ a combination of quantitative and qualitative investment analysis that seeks to identify companies that will exhibit superior and sustainable earnings growth. This methodology has resulted in a portfolio currently skewed towards technology and consumer cyclicals and underweighted in traditional growth oriented sectors such as consumer staples and health care.


Strategy

Technology stocks were the undisputed winners for the reporting period and the year. As of December 31, 1999, this group represented the Fund's largest sector. Within the sector we continue to emphasize three trends: (1) technological advances in communications networks, (2) the growth in demand for enterprise information storage solutions and (3) business-to-business electronic commerce.

                                   EVERGREEN
                          Select Strategic Growth Fund
                          Portfolio Manager Commentary


Cisco Systems and JDS Uniphase, two of the Fund's larger holdings, are prime beneficiaries of this first trend. Cisco is the dominant player in data communications infrastructure equipment controlling more than three-quarters of the market for key internet backbone products such as routers and switches. JDS Uniphase is the leading component provider for advanced fiber optics networks utilizing a relatively new technology called dense-wavelength divisional multiplexing. On the enterprise information storage front, EMC Corporation is the undisputed leader. This market will continue to experience explosive growth, as the global economy increasingly becomes information based. Business-to-business electronic commerce companies became the darlings of Wall Street in the latter half of 1999. Issues held by the Fund in this area include Broadvision and Siebel Systems. While we are optimistic regarding the growth opportunities for these companies we have recently trimmed positions given the recent rapid price appreciation of the stocks.



                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Information Services & Technology                                          33.8%
Healthcare Products & Services                                             12.2%
Communication Systems & Services                                           10.8%
Retailing & Wholesale                                                       9.6%
Telecommunication Services & Equipment                                      5.1%



Consumer cyclicals represented the Fund's second largest sector weighting at 21% versus 18% for the benchmark. Healthy consumer spending patterns, innovative business models, and strong management teams were the factors shared by our top performers. These included Yahoo (up 151% for the period), America Online (up 38%), Home Depot (up 60%) and Wal-Mart (up 43%). We have always included Yahoo and America Online in the media subsector of consumer cyclicals as opposed to technology, a definition we believe was validated by the recently announced AOL/Time Warner merger.

Our exposure to health care at 12% is below that of the benchmark's 13%. The underweighting is attributable to our concerns toward decelerating earnings growth for many of these companies as well as rhetoric regarding increased regulation as we cycle through the presidential campaign.

Likewise, we are underweighted in consumer staples. We find this group generally unattractive given their relatively low top line growth and premium valuations.


                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Cisco Systems, Inc.                                                        5.8%
Microsoft Corp.                                                            5.6%
Yahoo!, Inc.                                                               4.1%
General Electric Co.                                                       3.3%
Lucent Technologies, Inc.                                                  2.6%
Johnson & Johnson                                                          2.5%
Home Depot, Inc.                                                           2.5%
America Online, Inc.                                                       2.4%
Procter & Gamble Co.                                                       2.4%
EMC Corp.                                                                  2.3%



Outlook

The past six months has been an extraordinary market environment. We urge investors not to expect returns of this magnitude to continue indefinitely. For the near term, stock valuations in certain areas are overextended. Nevertheless, we remain positive. Growth stock investing is ultimately about identifying companies that will produce superior and sustainable earnings growth. Given the extraordinary events taking place in the fields of technology, economics and global politics, we believe these opportunities are more abundant than ever.

                                   EVERGREEN
                           Select Strategic Value Fund
                    Fund at a Glance as of December 31, 1999

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Strategic Value Fund is a value-style equity fund which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

                                    Process

Following the initial screening by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value team employs a labor intensive research effort in order to identify clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company's current competitive position and future earnings prospects.


                                   Benchmark

                            Russell 1000 Value Index
                              (Russell 1000 Value)

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1981                    Class I       Class IS
Class Inception Date                                   11/24/1997    3/11/1998
Average Annual Returns
6 months                                                  -1.87%       -2.00%
1 year                                                     9.06%        8.80%
3 years                                                   15.31%       15.05%
5 years                                                   20.79%       20.51%
10 years                                                  14.19%       13.91%
Since Portfolio Inception                                 16.86%       16.58%
6-month income dividends per share                        $1.63        $1.37
6-month capital gain distributions per share              $4.19        $4.19


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                        Class I               CPI        Russell 1000 Value
        6/30/89        1,000,000           1,000,000          1,000,000
        6/30/90          871,191           1,061,063            919,165
        6/30/91        1,063,238           1,093,577          1,145,329
        6/30/92        1,272,913           1,125,297          1,303,510
        6/30/93        1,440,274           1,156,225          1,539,748
        6/30/94        1,466,163           1,187,153          1,509,126
        6/30/95        1,954,466           1,217,288          2,087,871
        6/30/96        2,458,529           1,257,732          2,539,685
        6/30/97        3,251,555           1,279,144          3,433,545
        6/30/98        3,456,038           1,299,762          3,970,216
        6/30/99        3,768,732           1,335,448          4,262,214



Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund Class I1, Russell 1000 Value and the Consumer Price Index
(CPI).

The Russell 1000 Value is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

Investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

                                   EVERGREEN
                           Select Strategic Value Fund
                          Portfolio Manager Commentary


Portfolio Management


                                    [PHOTO]


                                Timothy O'Grady



Performance

For the six-month period ended December 31, 1999, the -1.87% return of the Evergreen Select Strategic Value Fund, Class I Shares, outpaced that of its benchmark, the Russell 1000 Value Index, which returned -4.89% for the same period. Strong relative performance during the period can be primarily attributed to a strategic overweighting and stock selection within the technology sector.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 12/31/1999)

Total Net Assets                                                    $763,143,554
Number of Holdings                                                            45
P/E Ratio                                                                  16.3x
Beta                                                                        0.92



Environment

U.S. equity investors experienced a roller-coaster ride over the past six months, as the S&P 500 Index fell in the first three months before rebounding nearly 15% in the latter half of the period. Equity investors were concerned by rising interest rates, inflationary and Y2K fears in the opening months, but then simply shrugged off these negative events and drove every major equity index higher during the fourth quarter of 1999.

Underlying the entire six-month period was the market's insatiable appetite for technology stocks. This ultra-growth segment of the market proved to be the best performer in 1999, and its dramatic rise was the primary reason growth stocks have again outperformed their value-oriented (and technology-deficient) counterparts. In the fourth quarter alone, the Russell 1000 Growth Index outpaced the Russell 1000 Value Index by nearly 20%.


                                Top 5 Industries
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Banks                                                                      12.3%
Oil/Energy                                                                 11.8%
Finance & Insurance                                                         9.4%
Utilities-Telephone                                                         8.9%
Telecommunication Services & Equipment                                      8.2%

                                   EVERGREEN
                           Select Strategic Value Fund
                          Portfolio Manager Commentary



Strategy

Despite a difficult period for value investors, the Evergreen Select Strategic Value Fund posted strong relative returns. Throughout the period we maintained a technology weighting of roughly 1.5x that of our benchmark--the maximum weighting permitted. However, we sold some of the portfolio's technology holdings to lock-in extraordinary gains and reduce our overall exposure to this group.

Financial services stocks represent another strong sector weighting, and within this area we modified our bank focus early in the six-month period. Specifically, we elected to eliminate First American, Summit Bancorporation and Fleet Financial as portfolio holdings. Due to acquisition activity as well as other declining fundamentals, we downgraded our outlook for these companies and removed them from the portfolio. Offsetting these transactions were purchases of Wells Fargo and Bank of America, two companies enjoying the fundamental competitive advantages and differentiation theme we find attractive. In the case of both companies, they possess scale, breadth and intermediation of products and services and a superior technology platform.

Within the consumer discretionary sector we moved to sell our positions in V.F. Corporation and Sears, while initiating a position in Lowe's. Strong performers during the six months include Nokia (up 108.7%), Alcoa (up 35.0%), Century Telephone (up 19.4%), and Alltell (up 16.6%).



                                Top 10 Holdings
                   ------------------------------------------
                   (as a percentage of 12/31/1999 net assets)

Alcoa, Inc.                                                                4.3%
Exxon Mobil Corp.                                                          3.7%
Chase Manhattan Corp.                                                      3.5%
Black & Decker Corp.                                                       3.4%
AT&T Corp.                                                                 3.3%
GTE Corp.                                                                  3.2%
Mead Corp.                                                                 3.2%
Centurytel, Inc.                                                           3.1%
Citigroup, Inc.                                                            3.1%
Disney (Walt) Co.                                                          3.0%



Outlook

Despite the current euphoria over growth stocks, the fundamental reasons for owning value stocks discussed in our earlier reports have not altered. In fact, evidence continues to accumulate supporting our stance and outlook. The domestic economy continues on a sustainable growth path and many foreign economies are recovering from depressed levels. Corporate earnings momentum continues positive, both on an absolute basis and relative to expectations.

                                   EVERGREEN
                              Select Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                      Six Months Ended   Year Ended June 30,
                                     December 31, 1999 # ----------------------
                                         (Unaudited)       1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                   $  13.56       $   13.39  $   12.58
                                          --------       ---------  ---------
Income from investment operations
Net investment income                         0.21            0.46       0.16
Net realized and unrealized gains             1.32            0.27       0.81
                                          --------       ---------  ---------
Total from investment operations              1.53            0.73       0.97
                                          --------       ---------  ---------
Distributions to shareholders from
Net investment income                        (0.25)          (0.42)     (0.16)
Net realized gains                           (0.53)          (0.14)         0
                                          --------       ---------  ---------
Total distributions to shareholders          (0.78)          (0.56)     (0.16)
                                          --------       ---------  ---------
Net asset value, end of period            $  14.31       $   13.56  $   13.39
                                          --------       ---------  ---------
Total return                                 11.60%           5.70%      7.76%
Ratios and supplemental data
Net assets, end of period
 (thousands)                              $645,161       $ 658,733  $ 723,850
Ratios to average net assets
 Expenses++                                   0.66%+          0.69%      0.70%+
 Net investment income                        3.06%+          3.47%      2.80%+
Portfolio turnover rate                         88%             60%        37%

                                      Six Months Ended   Year Ended June 30,
                                     December 31, 1999 # ----------------------
                                         (Unaudited)       1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                   $  13.59       $   13.42  $   13.34
                                          --------       ---------  ---------
Income from investment operations
Net investment income                         0.18            0.35       0.07
Net realized and unrealized gains             1.34            0.35       0.09
                                          --------       ---------  ---------
Total from investment operations              1.52            0.70       0.16
                                          --------       ---------  ---------
Distributions to shareholders from
Net investment income                        (0.23)          (0.39)     (0.08)
Net realized gains                           (0.53)          (0.14)         0
                                          --------       ---------  ---------
Total distributions to shareholders          (0.76)          (0.53)     (0.08)
                                          --------       ---------  ---------
Net asset value, end of period            $  14.35       $   13.59  $   13.42
                                          --------       ---------  ---------
Total return                                 11.48%           5.43%      1.23%
Ratios and supplemental data
Net assets, end of period
 (thousands)                              $  1,038       $     405  $     215
Ratios to average net assets
 Expenses++                                   0.91%+          0.93%      0.95%+
 Net investment income                        2.73%+          3.35%      2.58%+
Portfolio turnover rate                         88%             60%        37%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                     Six Months Ended   Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)       1999      1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                 $    92.30     $    92.59  $    82.97
                                        ----------     ----------  ----------
Income from investment operations
Net investment income                         0.22           0.72        0.51
Net realized and unrealized gains             6.61           7.51        9.62
                                        ----------     ----------  ----------
Total from investment operations              6.83           8.23       10.13
                                        ----------     ----------  ----------
Distributions to shareholders from
Net investment income                        (0.20)         (0.69)      (0.51)
Net realized gains                           (9.10)         (7.83)          0
                                        ----------     ----------  ----------
Total distributions to shareholders          (9.30)         (8.52)      (0.51)
                                        ----------     ----------  ----------

Net asset value, end of period          $    89.83     $    92.30  $    92.59
                                        ----------     ----------  ----------
Total return                                  8.02%          9.82%      12.23%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $2,671,204     $1,913,483  $1,952,436
Ratios to average net assets
 Expenses++                                   0.69%+         0.67%       0.70%+
 Net investment income                        0.53%+         0.83%       0.96%+
Portfolio turnover rate                          5%            55%         22%

                                     Six Months Ended   Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)       1999      1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                    $ 86.54        $ 87.33     $ 80.21
                                        ----------     ----------  ----------
Income from investment operations
Net investment income                         0.12           0.48        0.27
Net realized and unrealized gains             6.15           7.02        7.16
                                        ----------     ----------  ----------
Total from investment operations              6.27           7.50        7.43
                                        ----------     ----------  ----------
Distributions to shareholders from
Net investment income                        (0.10)         (0.46)      (0.31)
Net realized gains                           (9.10)         (7.83)          0
                                        ----------     ----------  ----------
Total distributions to shareholders          (9.20)         (8.29)      (0.31)
                                        ----------     ----------  ----------

Net asset value, end of period             $ 83.61        $ 86.54     $ 87.33
                                        ----------     ----------  ----------
Total return                                  7.89%          9.53%       9.27%
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $47,460        $30,240     $18,244
Ratios to average net assets
 Expenses++                                   0.94%+         0.92%       0.95%+
 Net investment income                        0.27%+         0.56%       0.60%+
Portfolio turnover rate                          5%            55%         22%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of period       $  27.65      $   26.22  $   23.81
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.07           0.22       0.14
Net realized and unrealized gains              1.89           2.06       2.41
                                           --------      ---------  ---------
Total from investment operations               1.96           2.28       2.55
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.09)         (0.20)     (0.14)
Net realized gains                            (1.08)         (0.65)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (1.17)         (0.85)     (0.14)
                                           --------      ---------  ---------

Net asset value, end of period             $  28.44      $   27.65  $   26.22
                                           --------      ---------  ---------
Total return                                   7.27%          9.08%     10.72%
Ratios and supplemental data
Net assets, end of period (thousands)      $543,140      $ 606,355  $ 797,352
Ratios to average net assets
 Expenses++                                    0.62%+         0.62%      0.68%+
 Net investment income                         0.53%+         0.88%      1.24%+
Portfolio turnover rate                          23%            76%        56%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $  27.33      $   25.93  $   26.56
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.04           0.12       0.06
Net realized and unrealized gains or
 losses                                        1.86           2.07      (0.64)
                                           --------      ---------  ---------
Total from investment operations               1.90           2.19      (0.58)
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.06)         (0.14)     (0.05)
Net realized gains                            (1.08)         (0.65)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (1.14)         (0.79)     (0.05)
                                           --------      ---------  ---------

Net asset value, end of period             $  28.09      $   27.33  $   25.93
                                           --------      ---------  ---------
Total return                                   7.11%          8.77%     (2.19%)
Ratios and supplemental data
Net assets, end of period (thousands)      $  1,413      $   1,384  $     210
Ratios to average net assets
 Expenses++                                    0.87%+         0.88%      0.93%+
 Net investment income                         0.28%+         0.62%      0.80%+
Portfolio turnover rate                          23%            76%        56%

(a) For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.
(b) For the period from March 31, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and ex-cludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 --------------------
                                          (Unaudited)    1999 (d)   1998 (a)
CLASS I SHARES (c)
Net asset value, beginning of period       $  48.35      $   50.74  $   45.05
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.13           0.40       0.23
Net realized and unrealized gains              1.46           2.81       5.70
                                           --------      ---------  ---------
Total from investment operations               1.59           3.21       5.93
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.13)         (0.40)     (0.24)
Net realized gains                            (6.51)         (5.20)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (6.64)         (5.60)     (0.24)
                                           --------      ---------  ---------
Net asset value, end of period             $  43.30      $   48.35  $   50.74
                                           --------      ---------  ---------
Total return                                   3.53%          7.12%     13.18%
Ratios and supplemental data
Net assets, end of period (thousands)      $344,219      $ 438,375  $ 497,534
Ratios to average net assets
 Expenses++                                    0.70%+         0.68%      0.71%+
 Net investment income                         0.54%+         0.79%      0.80%+
Portfolio turnover rate                          11%            46%        42%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 --------------------
                                          (Unaudited)    1999 (d)   1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $  48.33       $  50.74   $  49.75
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.08           0.28       0.08
Net realized and unrealized gains              1.45           2.81       1.00
                                           --------      ---------  ---------
Total from investment operations               1.53           3.09       1.08
                                           --------      ---------  ---------
Distributions to shareholders from
Net investment income                         (0.08)         (0.30)     (0.09)
Net realized gains                            (6.51)         (5.20)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (6.59)         (5.50)     (0.09)
                                           --------      ---------  ---------
Net asset value, end of period             $  43.27       $  48.33   $  50.74
                                           --------      ---------  ---------
Total return                                   3.41%          6.83%      2.17%
Ratios and supplemental data
Net assets, end of period (thousands)        $  429         $  382     $  301
Ratios to average net assets
 Expenses++                                    0.95%+         0.93%      0.96%+
 Net investment income                         0.30%+         0.53%      0.57%+
Portfolio turnover rate                          11%            46%        42%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
(d) The Fund redesignated $0.02 per share for Class I and IS of distributions from net investment income declared after January 1, 1999, as capital gains distributions after January 1, 1999.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Secular Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       December 31, 1999   Period Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS I SHARES
Net asset value, beginning of period       $  99.99           $100.00
                                           --------           -------
Income from investment operations
Net investment income or loss                 (0.13)             0.15
Net realized and unrealized gains or
 losses                                       49.27             (0.01)
                                           --------           -------
Total from investment operations              49.14              0.14
                                           --------           -------

Distributions to shareholders from
Net investment income                             0             (0.15)
Net realized and unrealized gains on
 securities                                   (3.27)                0
                                           --------           -------
Total distributions to shareholders           (3.27)            (0.15)
                                           --------           -------
Net asset value, end of period             $ 145.86           $ 99.99
                                           --------           -------
Total return                                  50.01%             0.14%
Ratios and supplemental data
Net assets, end of period (thousands)      $945,226           $40,128
Ratios to average net assets
 Expenses++                                    0.70%+            0.71%+
 Net investment income or loss                (0.18%)+           0.18%+
Portfolio turnover rate                          48%               65%

                                       Six Months Ended
                                       December 31, 1999   Period Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS IS SHARES
Net asset value, beginning of period       $  99.95           $100.00
                                           --------           -------
Income from investment operations
Net investment income or loss                 (0.26)             0.21
Net realized and unrealized gains or
 losses                                       49.15             (0.15)
                                           --------           -------
Total from investment operations              48.89              0.06
                                           --------           -------

Distributions to shareholders from
Net investment income                             0             (0.11)
Net realized and unrealized gains on
 securities                                   (3.27)                0
                                           --------           -------
Total distributions to shareholders           (3.27)            (0.11)
                                           --------           -------

Net asset value, end of period             $ 145.57           $ 99.95
                                           --------           -------
Total return                                  49.77%             0.06%
Ratios and supplemental data
Net assets, end of period (thousands)      $     81           $     1
Ratios to average net assets
 Expenses++                                    0.95%+            0.96%+
 Net investment income or loss                (0.50%)+           0.63%+
Portfolio turnover rate                          48%               65%

(a) For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended June 30,       Year Ended February 28,
                                                       -----------------------   ----------------------------
                                     Six Months Ended
                                     December 31, 1999                                                             Period Ended
                                        (Unaudited)      1999       1998 (c)       1998 #        1997 (b) #      June 30, 1996 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  13.65      $   13.12   $   13.23     $      11.28     $     11.65         $10.00
                                         --------      ---------   ---------     ------------     -----------         ------
Income from investment operations
Net investment loss                         (0.04)         (0.08)      (0.03)           (0.06)          (0.04)         (0.03)
Net realized and unrealized gains
 or losses                                   6.34           0.63       (0.08)            2.48           (0.16)          1.68
                                         --------      ---------   ---------     ------------     -----------         ------
Total from investment operations             6.30           0.55       (0.11)            2.42           (0.20)          1.65
                                         --------      ---------   ---------     ------------     -----------         ------

Distributions to shareholders from
Net realized gains                              0          (0.02)          0            (0.47)          (0.17)             0
                                         --------      ---------   ---------     ------------     -----------         ------
Total distributions to shareholders             0          (0.02)          0            (0.47)          (0.17)             0
                                         --------      ---------   ---------     ------------     -----------         ------

Net asset value, end of period           $  19.95      $   13.65   $   13.12     $      13.23     $     11.28         $11.65
                                         --------      ---------   ---------     ------------     -----------         ------
Total return                                46.15%          4.22%      (0.83%)          21.67%          (1.75%)        16.50%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $111,494      $  70,114   $  69,283     $     47,524     $     2,888         $2,446
Ratios to average net assets
 Expenses++                                  0.98%+         1.02%       1.01%+           0.92%           1.00%+         1.00%+
 Net investment loss                        (0.56%)+       (0.68%)     (0.62%)+         (0.48%)         (0.57%)+       (0.45%)+
Portfolio turnover rate                       129%           165%         54%             166%            123%            57%

(a) For the period from December 28, 1995 (commencement of class operations) to June 30, 1996
(b) For the period from July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c) For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment loss is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended June 30,
                                                       ------------------------
                                    Six Months Ended
                                   December 31, 1999 #
                                       (Unaudited)       1999       1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  8.94       $    10.09   $   10.00
                                         -------       ----------   ---------
Income from investment operations
Net investment income                       0.02             0.03        0.04
Net realized and unrealized gains
 or losses                                 (0.46)           (1.12)       0.09
                                         -------       ----------   ---------
Total from investment operations           (0.44)           (1.09)       0.13
                                         -------       ----------   ---------

Distributions to shareholders
 from
Net investment income                      (0.02)           (0.03)      (0.04)
                                         -------       ----------   ---------
Net realized gains                             0            (0.03)          0
                                         -------       ----------   ---------
Total distributions to
 shareholders                              (0.02)           (0.06)      (0.04)
                                         -------       ----------   ---------

Net asset value, end of period           $  8.48       $     8.94   $   10.09
                                         -------       ----------   ---------
Total return                               (4.93%)         (10.73%)      1.28%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $85,114       $  108,180   $  77,647
Ratios to average net assets
 Expenses ++                                0.94%+           0.97%       1.01%+
 Net investment income                      0.41%+           0.29%       0.68%+
Portfolio turnover rate                       46%              48%         23%

                                     Six Months Ended
                                    December 31, 1999 #    Period Ended
                                        (Unaudited)     June 30, 1999 (b) #
CLASS IS SHARES
Net asset value, beginning of
 period                                    $8.64               $8.56
                                           -----               -----
Income from investment operations
Net investment income                       0.01                   0
Net realized and unrealized gains
 or losses                                 (0.44)               0.08
                                           -----               -----
Total from investment operations           (0.43)               0.08
                                           -----               -----

Distributions to shareholders from
Net investment income                      (0.01)                  0
                                           -----               -----
Total distributions to
 shareholders                              (0.01)                  0
                                           -----               -----

Net asset value, end of period             $8.20               $8.64
                                           -----               -----
Total return                               (5.06%)              0.99%
Ratios and supplemental data
Net assets, end of period
 (thousands)                               $   1               $   1
Ratios to average net assets
 Expenses ++                                1.19%+              1.24%+
 Net investment income                      0.17%+              0.00%+
Portfolio turnover rate                       46%                 48%

(a) For the period from December 23,1997 (commencement of class operations) to June 30, 1998.
(b) For the period from December 31,1998 (commencement of class operations) to June 30, 1999.
+   Annualized
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                    Six Months Ended   Year Ended June 30,
                                   December 31, 1999 # ----------------------
                                       (Unaudited)       1999     1998 (a)
CLASS I SHARES (c)
Net asset value, beginning of
 period                                 $  36.91       $   38.95  $   36.65
                                        --------       ---------  ---------
Income from investment operations
Net investment income                       0.06            0.11       0.03
Net realized and unrealized gains           1.36            0.09       2.31
                                        --------       ---------  ---------
Total from investment operations            1.42            0.20       2.34
                                        --------       ---------  ---------

Distributions to shareholders
 from
Net investment income                      (0.06)          (0.14)     (0.04)
Net realized gains                         (8.48)          (2.10)         0
                                        --------       ---------  ---------
Total distributions to
 shareholders                              (8.54)          (2.24)     (0.04)
                                        --------       ---------  ---------

Net asset value, end of period          $  29.79       $   36.91  $   38.95
                                        --------       ---------  ---------
Total return                                5.53%           0.90%      6.38%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $106,611       $ 134,476  $ 177,187
Ratios to average net assets
 Expenses++                                 0.82%+          0.84%      0.86%+
 Net investment income                      0.37%+          0.33%      0.12%+
Portfolio turnover rate                       20%             36%        24%

                                    Six Months Ended   Year Ended June 30,
                                   December 31, 1999 # ----------------------
                                       (Unaudited)       1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                 $  36.86       $   38.94  $   38.44
                                        --------       ---------  ---------
Income from investment operations
Net investment income or loss               0.03           (0.04)     (0.01)
Net realized and unrealized gains           1.34            0.14       0.52
                                        --------       ---------  ---------
Total from investment operations            1.37            0.10       0.51
                                        --------       ---------  ---------

Distributions to shareholders
 from
Net investment income                      (0.04)          (0.08)     (0.01)
Net realized gains                         (8.48)          (2.10)         0
                                        --------       ---------  ---------
Total distributions to
 shareholders                              (8.52)          (2.18)     (0.01)
                                        --------       ---------  ---------

Net asset value, end of period          $  29.71       $   36.86  $   38.94
                                        --------       ---------  ---------
Total return                                5.38%           0.64%      1.32%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $     52       $      60  $     205
Ratios to average net assets
 Expenses++                                 1.07%+          1.09%      1.11%+
 Net investment income or loss              0.17%+          0.06%     (0.12%)+
Portfolio turnover rate                       20%             36%        24%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 12, 1998 (commencement of class operations) to June 30, 1998.
(c) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                     Six Months Ended  Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)     1999 #     1998 (a)
CLASS I SHARES
Net asset value, beginning of
 period                                  $  41.94      $   38.41   $   32.45
                                         --------      ---------   ---------
Income from investment operations
Net investment income                        0.01           0.09        0.04
Net realized and unrealized gains           14.85           6.79        5.96
                                         --------      ---------   ---------
Total from investment operations            14.86           6.88        6.00
                                         --------      ---------   ---------

Distributions to shareholders from
Net investment income                       (0.02)         (0.09)      (0.04)
Net realized gains                          (8.05)         (3.26)          0
                                         --------      ---------   ---------
Total distributions to shareholders         (8.07)         (3.35)      (0.04)
                                         --------      ---------   ---------

Net asset value, end of period           $  48.73      $   41.94   $   38.41
                                         --------      ---------   ---------
Total return                                41.30%         19.22%      18.53%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $713,032      $ 481,119   $ 321,532
Ratios to average net assets
 Expenses++                                  0.71%+         0.72%       0.72%+
 Net investment income                       0.06%+         0.24%       0.19%+
Portfolio turnover rate                        70%           155%         80%

                                     Six Months Ended  Year Ended June 30,
                                     December 31, 1999 ----------------------
                                        (Unaudited)     1999 #     1998 (b)
CLASS IS SHARES
Net asset value, beginning of
 period                                  $  41.83      $   38.36   $   36.10
                                         --------      ---------   ---------
Income from investment operations
Net investment loss                         (0.03)         (0.01)      (0.08)
Net realized and unrealized gains           14.77           6.78        2.34
                                         --------      ---------   ---------
Total from investment operations            14.74           6.77        2.26
                                         --------      ---------   ---------

Distributions to shareholders from
Net investment income                           0          (0.04)          0
Net realized gains                          (8.05)         (3.26)          0
                                         --------      ---------   ---------
Total distributions to shareholders         (8.05)         (3.30)          0
                                         --------      ---------   ---------

Net asset value, end of period           $  48.52      $   41.83   $   38.36
                                         --------      ---------   ---------
Total return                                41.13%         18.88%       6.29%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $ 18,009      $  12,650   $   2,373
Ratios to average net assets
 Expenses++                                  0.96%+         0.97%       0.97%+
 Net investment loss                        (0.19%)+       (0.03%)     (0.27%)+
Portfolio turnover rate                        70%           155%         80%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income or loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (a)
CLASS I SHARES
Net asset value, beginning of period       $ 237.17      $  226.02  $  203.35
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          1.23           3.31       1.60
Net realized and unrealized gains or
 losses                                       (5.60)         15.66      22.67
                                           --------      ---------  ---------
Total from investment operations              (4.37)         18.97      24.27
                                           --------      ---------  ---------

Distributions to shareholders from
Net investment income                         (1.63)         (2.93)     (1.60)
Net realized gains                            (4.19)         (4.89)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (5.82)         (7.82)     (1.60)
                                           --------      ---------  ---------

Net asset value, end of period             $ 226.98      $  237.17  $  226.02
                                           --------      ---------  ---------
Total return                                  (1.87%)         8.85%     11.95%
Ratios and supplemental data
Net assets, end of period (thousands)      $760,161      $ 530,995  $ 287,194
Ratios to average net assets
 Expenses++                                    0.73%+         0.71%      0.75%+
 Net investment income                         1.14%+         1.61%      1.26%+
Portfolio turnover rate                          21%            41%        12%

                                       Six Months Ended  Year Ended June 30,
                                       December 31, 1999 ----------------------
                                          (Unaudited)      1999     1998 (b)
CLASS IS SHARES
Net asset value, beginning of period       $ 237.23      $  226.04  $  223.08
                                           --------      ---------  ---------
Income from investment operations
Net investment income                          0.89           2.87       0.61
Net realized and unrealized gains or
 losses                                       (5.54)         15.62       3.13
                                           --------      ---------  ---------
Total from investment operations              (4.65)         18.49       3.74
                                           --------      ---------  ---------

Distributions to shareholders from
Net investment income                         (1.37)         (2.41)     (0.78)
Net realized gains                            (4.19)         (4.89)         0
                                           --------      ---------  ---------
Total distributions to shareholders           (5.56)         (7.30)     (0.78)
                                           --------      ---------  ---------

Net asset value, end of period             $ 227.02      $  237.23  $  226.04
                                           --------      ---------  ---------
Total return                                  (2.00%)         8.60%      1.68%
Ratios and supplemental data
Net assets, end of period (thousands)      $  2,983      $   1,810  $   1,327
Ratios to average net assets
 Expenses++                                    0.99%+         0.96%      1.00%+
 Net investment income                         0.89%+         1.34%      0.93%+
Portfolio turnover rate                          21%            41%        12%

(a) For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b) For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.
+   Annualized.
++ The ratio of expenses to average net assets includes fee waivers and excludes expense redutions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Balanced Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 55.3%
             Banks - 0.4%
      33,260 U.S. Trust Corp. ...................................   $  2,667,036
                                                                    ------------
             Business Equipment & Services - 0.8%
      27,950 * i2 Technologies, Inc. ............................      5,450,250
                                                                    ------------
             Chemical & Agricultural Products - 0.6%
      70,180 * Waters Corp. .....................................      3,719,540
                                                                    ------------
             Communication Systems & Services - 6.2%
     200,240 * Cisco Systems, Inc. ..............................     21,450,710
     131,320 Lucent Technologies, Inc. ..........................      9,824,377
      84,525 * Powerwave Technologies, Inc. .....................      4,934,147
      57,910 * RF Micro Devices, Inc. ...........................      3,963,216
                                                                    ------------
                                                                      40,172,450
                                                                    ------------
             Consumer Products & Services - 1.3%
      78,875 Procter & Gamble Co. ...............................      8,641,742
                                                                    ------------
             Electrical Equipment & Services - 2.8%
      79,840 General Electric Co. ...............................     12,355,240
      34,325 * QLogic Corp. .....................................      5,487,709
                                                                    ------------
                                                                      17,842,949
                                                                    ------------
             Electronic Equipment & Services - 1.6%
      24,425 * SDL, Inc. ........................................      5,324,650
      49,285 Texas Instruments, Inc. ............................      4,774,484
                                                                    ------------
                                                                      10,099,134
                                                                    ------------
             Finance & Insurance - 1.8%
      59,660 AFLAC, Inc. ........................................      2,815,206
      56,715 Citigroup, Inc. ....................................      3,151,227
      28,000 Federal National Mortgage Assoc. ...................      1,748,250
     134,990 MBNA Corp. .........................................      3,678,478
                                                                    ------------
                                                                      11,393,161
                                                                    ------------
             Food & Beverage Products - 1.8%
     104,400 Anheuser Busch Companies, Inc. .....................      7,399,350
      66,075 Quaker Oats Co. ....................................      4,336,172
                                                                    ------------
                                                                      11,735,522
                                                                    ------------
             Healthcare Products & Services - 6.9%
     133,545 Bristol-Myers Squibb Co. ...........................      8,571,920
      98,575 Johnson & Johnson...................................      9,179,797
     124,030 * MedQuist, Inc. ...................................      3,201,524
     182,245 Medtronic, Inc. ....................................      6,640,552
     121,425 Merck & Co., Inc. ..................................      8,143,064
      65,935 Schering-Plough Corp. ..............................      2,781,633
      76,730 Warner-Lambert Co. .................................      6,287,064
                                                                    ------------
                                                                      44,805,554
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - 19.3%
     118,990 * America Online, Inc. ............................   $  8,976,308
      29,005 * Applied Micro Circuits Corp. ....................      3,690,886
      21,075 * Broadvision, Inc. ...............................      3,584,067
      22,950 * Business Objects SA..............................      3,066,694
      49,615 * CDW Computer Centers, Inc. ......................      3,900,979
      79,545 * EMC Corp. .......................................      8,690,291
      30,810 Emulex Corp. ......................................      3,466,125
      43,750 * Harmonic Lightwaves, Inc. .......................      4,153,516
      42,750 * JDS Uniphase Corp. ..............................      6,896,109
      58,605 * Legato Systems, Inc. ............................      4,032,757
      76,500 * Mercury Interactive Corp. .......................      8,257,219
     177,660 * Microsoft Corp. .................................     20,741,805
      27,810 * Network Appliance, Inc. .........................      2,309,968
      35,835 * PMC-Sierra, Inc. ................................      5,744,799
      62,100 * Siebel Systems, Inc. ............................      5,216,400
     106,190 * Sun Microsystems, Inc. ..........................      8,223,088
      75,380 * Synopsys, Inc. ..................................      5,031,615
      81,730 * Vitesse Semiconductor Corp. .....................      4,285,717
      34,100 * Yahoo!, Inc. ....................................     14,754,644
                                                                   ------------
                                                                    125,022,987
                                                                   ------------
             Oil/Energy - 0.3%
      43,475 Enron Corp. .......................................      1,929,203
                                                                   ------------
             Paper & Packaging - 1.4%
      90,530 Georgia-Pacific Corp. .............................      4,594,398
      67,805 Kimberly-Clark Corp. ..............................      4,424,276
                                                                   ------------
                                                                      9,018,674
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.3%
      60,345 Knight-Ridder, Inc. ...............................      3,590,527
      14,500 New York Times Co., Cl. A..........................        712,313
      38,140 Omnicom Group, Inc. ...............................      3,814,000
                                                                   ------------
                                                                      8,116,840
                                                                   ------------
             Retailing & Wholesale - 5.5%
      47,190 * Best Buy Co., Inc. ..............................      2,368,348
      51,495 Circuit City Stores, Inc. .........................      2,320,494
     183,920 Family Dollar Stores, Inc. ........................      3,000,195
     136,485 Home Depot, Inc. ..................................      9,357,753
      68,030 Lowe's Companies, Inc. ............................      4,064,793
      44,125 Tandy Corp. .......................................      2,170,398
      47,340 Tiffany & Co. .....................................      4,225,095
     120,225 Wal-Mart Stores, Inc. .............................      8,310,553
                                                                   ------------
                                                                     35,817,629
                                                                   ------------
             Telecommunication Services & Equipment - 2.9%
      42,925 * E-Tek Dynamics, Inc. ............................      5,778,778
      57,755 Nortel Networks Corp. .............................      5,833,255
      39,580 * Qualcomm, Inc. ..................................      6,971,028
                                                                   ------------
                                                                     18,583,061
                                                                   ------------

                                   EVERGREEN
                              Select Balanced Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Utilities - Telephone - 0.4%
      48,345 SBC Communications, Inc. ...........................   $  2,356,819
                                                                    ------------
             Total Common Stocks (cost $259,329,379).............    357,372,551
                                                                    ------------

  Principal
   Amount                                                              Value
 CORPORATE BONDS - 15.3%
             Aerospace & Defense - 0.9%
 $ 5,371,000 Jet Equipment Trust, 144A, 9.41%, 6/15/2010.........      5,692,057
                                                                    ------------
             Banks - 2.4%
   2,302,000 Boatmen's Bancshares, Inc., 6.75%, 3/15/2003........      2,266,784
   3,836,000 First Chicago Corp., 9.875%, 8/15/2000..............      3,916,030
   7,673,000 NationsBank Corp., 7.625%, 4/15/2005................      7,791,011
     500,000 Norwest Corp.
              Medium Term Note,
              6.20%, 12/1/2005...................................        472,762
     500,000 Republic New York Corp., 8.25%, 11/1/2001...........        507,577
     500,000 United States Bancorp, 6.75%, 10/15/2005............        485,023
                                                                    ------------
                                                                      15,439,187
                                                                    ------------
             Chemical & Agricultural Products - 0.9%
   3,836,000 Dow Chemical Co., 8.625%, 4/1/2006..................      4,049,692
             Du Pont (E.I.) De Nemours & Co.:
   1,000,000 8.50%, 2/15/2003....................................      1,031,005
     500,000 9.15%, 4/15/2000....................................        504,171
                                                                    ------------
                                                                       5,584,868
                                                                    ------------
             Communication Systems & Services - 1.4%
     925,000 Ameritech Capital Funding Corp., 6.55%, 1/15/2028...        804,820
   9,000,000 Comcast Cable Communications I, 6.20%, 11/15/2008...      8,171,640
                                                                    ------------
                                                                       8,976,460
                                                                    ------------
             Consumer Products & Services - 0.5%
   3,299,000 Stanley Works, 7.375%, 12/15/2002...................      3,303,883
                                                                    ------------
             Finance & Insurance - 4.0%
     500,000 Chrysler Financial Corp., 6.95%, 3/25/2002..........        500,934
   4,220,000 Dean Witter, Discover & Co., 6.75%, 10/15/2013......      3,851,885
             Ford Motor Credit Co.:
     500,000 6.25%, 11/8/2000....................................        498,415
     500,000 7.50%, 1/15/2003....................................        504,481
   4,200,000 General Electric Capital Corp., 8.75%, 3/14/2003....      4,418,404
   5,000,000 Liberty Financial Cos, Inc., 7.625%, 11/15/2028....       4,576,925
   7,673,000 Loews Corp.,
              6.75%, 12/15/2006.................................       7,262,264
   4,336,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
              7.00%, 4/27/2008..................................       4,179,653
                                                                    ------------
                                                                      25,792,961
                                                                    ------------
             Food & Beverage Products - 1.3%
   3,750,000 Albertsons, Inc.,
              7.45%, 8/1/2029...................................       3,572,644
     750,000 Coca Cola Co.,
              6.00%, 7/15/2003..................................         722,942
   3,836,000 General Mills, Inc., 9.00%, 12/20/2002.............       4,039,876
                                                                    ------------
                                                                       8,335,462
                                                                    ------------
             Healthcare Products & Services - 0.6%
   3,836,000 Baxter International, 7.25%, 2/15/2008.............       3,758,171
                                                                    ------------
             Industrial Specialty Products & Services - 0.1%
   1,074,000 Waste Management, Inc., 8.75%, 5/1/2018............         962,883
                                                                    ------------
             Oil/Energy - 1.3%
   3,069,000 Atlantic Richfield Co., 9.00%, 4/1/2021............       3,493,983
   5,000,000 Calenergy, Inc.,
              7.52%, 9/15/2008..................................       4,874,810
                                                                    ------------
                                                                       8,368,793

                                                                    ------------
             Paper & Packaging - 0.8%
   5,000,000 Donohue Forest Products, Inc., 7.625%, 5/15/2007...       4,852,160
                                                                    ------------
             Retailing & Wholesale - 0.2%
             Wal Mart Stores, Inc.:
   1,000,000 8.625%, 4/1/2001...................................       1,022,966
     500,000 9.10%, 7/15/2000...................................         507,539
                                                                    ------------
                                                                       1,530,505
                                                                    ------------
             Total Corporate Bonds (cost $107,074,665)..........      92,597,390
                                                                    ------------
 SUPRA NATIONAL - 0.3%
             Finance & Insurance - 0.3%
   2,110,000 International Bank for Reconstruction & Development
              Co., COLTS
              7.95%, 5/15/2016
              (cost $2,513,130).................................       2,223,372
                                                                    ------------
 YANKEE OBLIGATIONS - 0.6%
   3,836,000 Province of Ontario, Canada, 7.75%, 6/4/2002

              (cost $4,112,729).................................       3,901,979
                                                                    ------------

                                   EVERGREEN
                              Select Balanced Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.4%
             Mortgage Pass-Through Certificates - 0.7%
             Government National Mortgage Assoc.:
 $ 1,002,245 8.50%, 5/15/2021....................................   $  1,036,321
     410,824 8.50%, 7/15/2021....................................        423,192
   1,082,266 8.50%, 6/15/2022....................................      1,114,847
     630,344 9.00%, 9/15/2021....................................        660,614
     711,529 9.00%, 10/15/2021...................................        745,697
     436,379 9.50%, 2/15/2021....................................        465,189
                                                                    ------------
                                                                       4,445,860
                                                                    ------------
             Treasury Notes & Bonds - 27.7%
             U.S. Treasury Bonds:
  10,420,000 7.625%, 2/15/2007...................................     10,612,124
  11,300,000 7.875%, 2/15/2021...................................     12,631,287
  10,500,000 8.125%, 8/15/2021...................................     12,052,036
   4,500,000 8.75%, 5/15/2017....................................      5,373,284
   6,513,000 8.875%, 8/15/2017...................................      7,872,589
   5,828,000 9.125%, 5/15/2018...................................      7,223,077
   7,000,000 11.75%, 11/15/2014..................................      9,467,500
             U.S. Treasury Notes:
  15,100,000 5.50%, 3/31/2000....................................     15,104,726
  10,000,000 5.75%, 8/15/2003....................................      9,793,750
   5,800,000 6.25%, 2/15/2003....................................      5,783,690
   7,300,000 6.625%, 3/31/2002...................................      7,352,472
   4,350,000 6.625%, 4/30/2002...................................      4,382,625
  15,600,000 6.875%, 5/15/2006...................................     15,877,883
  14,700,000 7.25%, 5/15/2004....................................     15,154,789
  11,000,000 7.50%, 2/15/2005....................................     11,477,818
  28,373,000 7.75%, 2/15/2001....................................     28,869,528
                                                                    ------------
                                                                     179,029,178
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $189,764,118)................................    183,475,038
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.9%
             Repurchase Agreement - 0.9%
 $ 6,045,300 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $6,046,585
              (cost $6,045,300) (a)..............................   $  6,045,300
                                                                    ------------

             Total Investments -
              (cost $562,213,462).........................    99.9%  645,615,630
             Other Assets and Liabilities - net...........     0.1       582,873
                                                             -----  ------------
             Net Assets...................................   100.0% $646,198,503
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*    Non-income producing security.
144A Security that may be sold to qualified institutional buyers under Rule
     144A or security offered pursuant to Section 4(2) of the Securities Act 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
COLTS Continuously Offered Longer Term Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Core Equity Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - 97.4%
             Aerospace & Defense - 1.1%
     400,000 Honeywell International, Inc. ....................   $   23,075,000
     160,000 Rockwell International Corp. .....................        7,660,000
                                                                  --------------
                                                                      30,735,000
                                                                  --------------
             Automotive Equipment & Manufacturing - 1.6%
     285,000 Arvin Industries, Inc. ...........................        8,086,875
     505,000 Ford Motor Co. ...................................       26,985,938
     600,000 * Tower Automotive, Inc. .........................        9,262,500
                                                                  --------------
                                                                      44,335,313
                                                                  --------------
             Banks - 3.6%
     670,000 BankAmerica Corp. ................................       33,625,625
     395,000 Chase Manhattan Corp. ............................       30,686,562
     650,710 FleetBoston Financial Corp. ......................       22,652,842
     510,000 U.S. Bancorp......................................       12,144,375
                                                                  --------------
                                                                      99,109,404
                                                                  --------------
             Building, Construction & Furnishings - 0.3%
     150,000 Deere & Co. ......................................        6,506,250
      80,000 Masco Corp. ......................................        2,030,000
                                                                  --------------
                                                                       8,536,250
                                                                  --------------
             Chemical & Agricultural
              Products - 1.2%
     460,000 * Cytec Industries, Inc. .........................       10,637,500
     335,000 Du Pont (E. I.) De Nemours & Co. .................       22,068,125
                                                                  --------------
                                                                      32,705,625
                                                                  --------------
             Communication Systems & Services - 8.8%
   1,225,010 * Cisco Systems, Inc. ............................      131,229,196
     500,000 Lucent Technologies, Inc. ........................       37,406,250
   1,110,000 * MCI WorldCom, Inc. .............................       58,899,375
     200,000 * Tellabs, Inc. ..................................       12,837,500
                                                                  --------------
                                                                     240,372,321
                                                                  --------------
             Consumer Products &
              Services - 2.2%
     165,000 * Cendant Corp. ..................................        4,382,813
     170,000 Colgate-Palmolive Co. ............................       11,050,000
     220,000 Liz Claiborne, Inc. ..............................        8,277,500
     235,000 Procter & Gamble Co. .............................       25,747,187
     160,000 Whirlpool Corp. ..................................       10,410,000
                                                                  --------------
                                                                      59,867,500
                                                                  --------------
             Electrical Equipment &
              Services - 6.8%
   1,200,000 General Electric Co. .............................      185,700,000
                                                                  --------------
             Finance & Insurance - 7.5%
     170,000 Allmerica Financial Corp. ........................        9,456,250
     450,000 Allstate Corp. ...................................       10,800,000
     288,750 American International Group, Inc. ...............       31,221,094
     600,000 Citigroup, Inc. ..................................       33,337,500

   Shares                                                             Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
     215,000 Federal Home Loan Mortgage Corp. .................   $   10,118,437
     300,000 Franklin Resources, Inc. .........................        9,618,750
     300,000 Hartford Financial Services Group, Inc. ..........       14,212,500
     150,000 Loews Corp. ......................................        9,103,125
     105,000 Merrill Lynch & Co., Inc. ........................        8,767,500
     170,000 MGIC Investment Corp. ............................       10,231,875
     190,000 Morgan Stanley, Dean Witter & Co. ................       27,122,500
     200,000 PMI Group, Inc. ..................................        9,762,500
     205,000 Radian Group, Inc. ...............................        9,788,750
     190,000 XL Capital, Ltd., Cl. A...........................        9,856,250
                                                                  --------------
                                                                     203,397,031
                                                                  --------------
             Food & Beverage
              Products - 3.8%
     190,000 Bestfoods.........................................        9,986,875
   1,000,000 Coca Cola Co. ....................................       58,250,000
     240,000 * Kroger Co. .....................................        4,530,000
     580,000 Nabisco Group Holding Corp. ......................        6,162,500
     590,000 Sara Lee Corp. ...................................       13,016,875
     630,000 * United States Food Service......................       10,552,500
                                                                  --------------
                                                                     102,498,750
                                                                  --------------
             Healthcare Products &
              Services - 10.3%
     550,000 Abbott Laboratories...............................       19,971,875
     640,000 * Amgen, Inc. ....................................       38,440,000
     270,000 * Boston Scientific Corp. ........................        5,906,250
     780,000 Bristol-Myers Squibb Co. .........................       50,066,250
     145,000 * Guidant Corp. ..................................        6,815,000
     239,000 Johnson & Johnson.................................       22,256,875
     380,000 * Lincare Holdings, Inc. .........................       13,181,250
     370,000 Medtronic, Inc. ..................................       13,481,875
     270,000 Mylan Laboratories, Inc. .........................        6,800,625
     610,000 Pfizer, Inc. .....................................       19,786,875
     550,000 Schering-Plough Corp. ............................       23,203,125
     170,000 SmithKline Beecham, PLC, ADR......................       10,954,375
     525,000 * Tenet Healthcare Corp. .........................       12,337,500
     140,000 Teva Pharmaceutical Industries, Ltd., ADR.........       10,036,250
     330,000 Warner-Lambert Co. ...............................       27,039,375
                                                                  --------------
                                                                     280,277,500
                                                                  --------------
             Industrial Specialty Products & Services - 0.8%
     175,000 Illinois Tool Works, Inc. ........................       11,823,438
     360,000 Trinity Industries, Inc. .........................       10,237,500
                                                                  --------------
                                                                      22,060,938
                                                                  --------------
             Information Services & Technology - 23.1%
      90,000 * Adaptec, Inc. ..................................        4,488,750
     190,000 * Altera Corp. ...................................        9,416,875
     400,000 * America Online, Inc. ...........................       30,175,000
     220,000 * Applied Materials, Inc. ........................       27,871,250

                                   EVERGREEN
                            Select Core Equity Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services & Technology - continued
   1,040,000 Compaq Computer Corp. ............................   $   28,145,000
     340,000 Computer Associates International, Inc. ..........       23,778,750
     340,000 * Compuware Corp. ................................       12,665,000
      80,000 * Comverse Technology, Inc. ......................       11,580,000
     730,000 * Dell Computer Corp. ............................       37,230,000
     206,000 * EMC Corp. ......................................       22,505,500
     945,000 Intel Corp. ......................................       77,785,312
     714,000 International Business Machines Corp. ............       77,112,000
     100,000 * Legato Systems, Inc. ...........................        6,881,250
   1,540,000 * Microsoft Corp. ................................      179,795,000
     390,000 * Network Associates, Inc. .......................       10,408,125
     410,000 * Oracle Systems Corp. ...........................       45,945,625
     160,000 * Synopsys, Inc. .................................       10,680,000
      75,000 * Veritas Software Corp. .........................       10,734,375
                                                                  --------------
                                                                     627,197,812
                                                                  --------------
             Iron & Steel - 0.4%
     600,000 AK Steel Holding Corp. ...........................       11,325,000
                                                                  --------------
             Metal Products &
              Services - 0.9%
     175,000 Alcoa, Inc. ......................................       14,525,000
     295,000 USX United States Steel Group.....................        9,735,000
                                                                  --------------
                                                                      24,260,000
                                                                  --------------
             Oil/Energy - 5.7%
     150,400 Anadarko Petroleum Corp. .........................        5,132,400
     139,200 Chevron Corp. ....................................       12,058,200
     465,000 Enron Corp. ......................................       20,634,375
     622,824 Exxon Mobil Corp. ................................       50,176,258
     385,000 MCN Energy Group, Inc. ...........................        9,143,750
     725,000 * Newpark Resources, Inc. ........................        4,440,625
     290,000 Texaco, Inc. .....................................       15,750,625
     470,000 Tosco Corp. ......................................       12,778,125
     195,000 Total SA, ADR.....................................       13,503,750
     475,000 Ultramar Diamond Shamrock Corp. ..................       10,776,563
                                                                  --------------
                                                                     154,394,671
                                                                  --------------
             Oil Field Services - 1.2%
     180,000 Diamond Offshore Drilling, Inc. ..................        5,501,250
     300,000 Halliburton Co. ..................................       12,075,000
     165,000 Schlumberger, Ltd. ...............................        9,281,250
     171,944 Transocean Sedco Forex, Inc. .....................        5,792,364
                                                                  --------------
                                                                      32,649,864
                                                                  --------------
             Paper & Packaging - 1.7%
     240,000 Bowater, Inc. ....................................       13,035,000
     340,000 Kimberly-Clark Corp. .............................       22,185,000
     210,000 * Sealed Air Corp. ...............................       10,880,625
                                                                  --------------
                                                                      46,100,625
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - 0.6%
     215,000 Time Warner, Inc. ...............................   $   15,574,063
                                                                 --------------
             Real Estate - 0.8%
     600,000 FelCor Lodging Trust, Inc., REIT.................       10,500,000
     440,000 Simon Property Group, Inc., REIT.................       10,092,500
                                                                 --------------
                                                                     20,592,500
                                                                 --------------
             Retailing & Wholesale - 7.3%
     200,000 * Best Buy Co., Inc. ............................       10,037,500
     315,000 Dayton Hudson Corp. .............................       23,132,812
     600,000 Family Dollar Stores, Inc. ......................        9,787,500
     235,000 * Federated Department Stores, Inc. .............       11,882,188
     645,000 Home Depot, Inc. ................................       44,222,812
     260,000 Lowe's Companies, Inc. ..........................       15,535,000
     400,000 * Reebok International, Ltd. ....................        3,275,000
     300,000 * Safeway, Inc. .................................       10,668,750
     140,000 Sears, Roebuck & Co. ............................        4,261,250
     500,000 * Toys "R" Us, Inc. .............................        7,156,250
     825,000 Wal-Mart Stores, Inc. ...........................       57,028,125
                                                                 --------------
                                                                    196,987,187
                                                                 --------------
             Telecommunication Services & Equipment - 1.7%
     405,200 Bell Atlantic Corp. .............................       24,945,125
     225,000 Centurytel, Inc. ................................       10,659,375
      50,000 Nokia Corp., ADR.................................        9,500,000
                                                                 --------------
                                                                     45,104,500
                                                                 --------------
             Transportation - 1.0%
     237,000 Burlington Northern Santa Fe Corp. ..............        5,747,250
     350,000 * Canadian National Railway Co. .................        9,209,375
     225,000 CNF Transportation, Inc. ........................        7,762,500
      70,000 Kansas City Southern Industries, Inc. ...........        5,223,750
                                                                 --------------
                                                                     27,942,875
                                                                 --------------
             Utilities - Electric - 0.6%
     290,000 CMS Energy Corp. ................................        9,044,375
     280,000 GPU, Inc. .......................................        8,382,500
                                                                 --------------
                                                                     17,426,875
                                                                 --------------
             Utilities - Telephone - 4.4%
     535,000 AT&T Corp. ......................................       27,151,250
     394,000 GTE Corp. .......................................       27,801,625
     600,000 SBC Communications, Inc. ........................       29,250,000
     200,000 Sprint Corp. ....................................       13,462,500
     300,000 U.S. West, Inc. .................................       21,600,000
                                                                 --------------
                                                                    119,265,375
                                                                 --------------
             Total Common Stocks (cost $1,750,744,273)........    2,648,416,979
                                                                 --------------

                                   EVERGREEN
                            Select Core Equity Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 SHORT-TERM INVESTMENTS - 2.6%

             Money Market Shares - 0.3%

   8,637,098 Valiant General Fund..............................   $    8,637,098
                                                                  --------------

  Principal
   Amount                                                            Value

             Repurchase Agreement - 2.3%

 $61,331,651 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $61,344,684
              (a).............................................   $   61,331,651
                                                                 --------------
             Total Short-Term Investments (cost $69,968,749)..       69,968,749
                                                                 --------------

             Total Investments -(cost $1,820,713,022)...   100.0%  2,718,385,728

             Other Assets and Liabilities - net.........     0.0         278,408
                                                           -----  --------------
             Net Assets.................................   100.0% $2,718,664,136
                                                           =====  ==============

(a) The repurchase agreement is fully collateralized by the U.S.
    government and/or agency obligations based on market prices plus accrued interest at December 31,1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Diversified Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 91.7%
            Automotive Equipment & Manufacturing - 2.1%
    185,000 Ford Motor Co. ......................................   $  9,885,938
     45,500 * Lear Corp. ........................................      1,456,000
                                                                    ------------
                                                                      11,341,938
                                                                    ------------
            Banks - 3.6%
     35,000 BankAmerica Corp. ...................................      1,756,563
     24,496 Chase Manhattan Corp. ...............................      1,903,033
    100,000 Firstar Corp. .......................................      2,112,500
     98,000 PNC Bank Corp. ......................................      4,361,000
    160,000 SouthTrust Corp. ....................................      6,050,000
     91,000 Wells Fargo Co. .....................................      3,679,812
                                                                    ------------
                                                                      19,862,908
                                                                    ------------
            Building, Construction &
             Furnishings - 0.6%
     50,000 Deere & Co. .........................................      2,168,750
     55,000 Masco Corp. .........................................      1,395,625
                                                                    ------------
                                                                       3,564,375
                                                                    ------------
            Chemical & Agricultural
             Products - 1.2%
    120,753 IMC Global, Inc. ....................................      1,977,330
     42,271 Praxair, Inc. .......................................      2,126,760
     45,500 Waters Corp. ........................................      2,411,500
                                                                    ------------
                                                                       6,515,590
                                                                    ------------
            Communication Systems &
             Services - 5.5%
     90,000 * Cisco Systems, Inc. ...............................      9,641,250
    148,000 Lucent Technologies, Inc. ...........................     11,072,250
    133,839 * MCI WorldCom, Inc. ................................      7,101,832
     34,293 * Tellabs, Inc. .....................................      2,201,182
                                                                    ------------
                                                                      30,016,514
                                                                    ------------
            Consumer Products &
             Services - 2.6%
     93,000 Gillette Co. ........................................      3,830,543
     60,000 Maytag Corp. ........................................      2,880,000
     40,000 Procter & Gamble Co. ................................      4,382,500
     47,000 Whirlpool Corp. .....................................      3,057,938
                                                                    ------------
                                                                      14,150,981
                                                                    ------------
            Diversified Companies - 1.2%
     22,000 Minnesota Mining & Manufacturing Co. ................      2,153,250
     42,500 Textron, Inc. .......................................      3,259,219
     30,000 Tyco International, Ltd. ............................      1,166,250
                                                                    ------------
                                                                       6,578,719
                                                                    ------------
            Electrical Equipment &
             Services - 7.5%
    114,000 General Electric Co. ................................     17,641,500
    140,000 Motorola, Inc. ......................................     20,615,000
     30,000 * Solectron Corp. ...................................      2,853,750
                                                                    ------------
                                                                      41,110,250
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Electronic Equipment &
             Services - 1.2%
     33,000 * KLA-Tencor Corp. ..................................   $  3,675,375
     31,000 Texas Instruments, Inc. .............................      3,003,125
                                                                    ------------
                                                                       6,678,500
                                                                    ------------
            Finance & Insurance - 8.7%
     28,000 American Express Co. ................................      4,655,000
    120,750 American International Group, Inc. ..................     13,056,094
    150,000 Citigroup, Inc. .....................................      8,334,375
     53,746 Federal National Mortgage Assoc. ....................      3,355,766
     77,000 Lehman Brothers Holdings, Inc. ......................      6,520,937
     58,000 MGIC Investment Corp. ...............................      3,490,875
     29,500 Morgan Stanley, Dean Witter & Co. ...................      4,211,125
     39,708 Nationwide Financial Services, Inc., Cl. A...........      1,109,342
     30,000 Providian Financial Corp. ...........................      2,731,875
                                                                    ------------
                                                                      47,465,389
                                                                    ------------
            Food & Beverage Products - 2.5%
     60,000 Coca Cola Co. .......................................      3,495,000
     64,000 Fortune Brands, Inc. ................................      2,116,000
    116,212 Philip Morris Companies, Inc. .......................      2,694,666
     34,700 Quaker Oats Co. .....................................      2,277,187
     73,000 * Tricon Global Restaurants, Inc. ...................      2,819,625
                                                                    ------------
                                                                      13,402,478
                                                                    ------------
            Healthcare Products &
             Services - 9.4%
    126,000 * Amgen, Inc. .......................................      7,567,875
     59,491 Bristol-Myers Squibb Co. ............................      3,818,579
     84,000 * Health Management Associates, Inc., Cl. A .........      1,123,500
     30,000 Johnson & Johnson....................................      2,793,750
     69,992 Lilly (Eli) & Co. ...................................      4,654,468
     40,000 Merck & Co., Inc. ...................................      2,682,500
     44,804 Monsanto Co. ........................................      1,596,143
     25,000 PE Corp-PE Biosystems Group..........................      3,007,812
    270,000 Pfizer, Inc. ........................................      8,758,125
    106,876 Pharmacia & Upjohn, Inc. ............................      4,809,420
     63,000 SmithKline Beecham, PLC, ADR.........................      4,059,562
     88,000 Teva Pharmaceutical Industries, Ltd., ADR............      6,308,500
                                                                    ------------
                                                                      51,180,234
                                                                    ------------
            Industrial Specialty Products & Services - 1.8%
     60,000 Corning, Inc. .......................................      7,736,250
     48,000 Dover Corp. .........................................      2,178,000
                                                                    ------------
                                                                       9,914,250
                                                                    ------------
            Information Services & Technology - 15.5%
     25,000 * Altera Corp. ......................................      1,239,063
    100,000 * America Online, Inc. ..............................      7,543,750
     23,000 * Apple Computer.....................................      2,364,687

                                   EVERGREEN
                         Select Diversified Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
            Information Services & Technology - continued
     65,000 * Applied Materials, Inc. ..........................   $  8,234,687
     85,000 Compaq Computer Corp. ..............................      2,300,313
    182,767 * Compuware Corp. ..................................      6,808,071
     64,321 * EMC Corp. ........................................      7,027,069
     80,000 Intel Corp. ........................................      6,585,000
     36,100 International Business Machines Corp. ..............      3,898,800
     40,000 * Legato Systems, Inc. .............................      2,752,500
     25,000 * Lexmark International Group, Inc., Cl. A..........      2,262,500
     39,700 * LSI Logic.........................................      2,679,750
     40,000 * Micron Technology, Inc. ..........................      3,110,000
    160,000 * Microsoft Corp. ..................................     18,680,000
     90,000 * Unisys Corp. .....................................      2,874,375
     13,500 * Yahoo!, Inc. .....................................      5,841,281
                                                                   ------------
                                                                     84,201,846
                                                                   ------------
            Metals & Mining - 0.3%
     60,000 Newmont Mining Corp. ...............................      1,470,000
                                                                   ------------
            Metal Products & Services - 1.1%
     74,910 Alcoa, Inc. ........................................      6,217,530
                                                                   ------------
            Oil/Energy - 5.9%
    135,000 Anadarko Petroleum Corp. ...........................      4,606,875
     65,000 Atlantic Richfield Co. .............................      5,622,500
    160,000 El Paso Energy Corp. ...............................      6,210,000
     93,634 Exxon Mobil Corp. ..................................      7,543,389
     75,600 Total SA, ADR.......................................      5,235,300
     61,600 Ultramar Diamond Shamrock Corp. ....................      1,397,550
     60,455 USX Marathon Group..................................      1,492,483
                                                                   ------------
                                                                     32,108,097
                                                                   ------------
            Oil Field Services - 0.9%
    135,000 Tidewater, Inc. ....................................      4,860,000
                                                                   ------------
            Paper & Packaging - 0.7%
     55,000 Kimberly-Clark Corp. ...............................      3,588,750
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              2.0%
     21,000 * AMFM, Inc. .......................................      1,643,250
     26,000 * CBS Corp. ........................................      1,662,375
    102,000 Time Warner, Inc. ..................................      7,388,625
                                                                   ------------
                                                                     10,694,250
                                                                   ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Retailing & Wholesale - 8.2%
    111,000 * Abercrombie & Fitch Co., Cl. A.....................   $  2,962,312
     25,906 * Best Buy Co., Inc. ................................      1,300,157
    120,000 Circuit City Stores, Inc. ...........................      5,407,500
     65,284 Dayton Hudson Corp. .................................      4,794,294
    165,000 Lowe's Companies, Inc. ..............................      9,858,750
     45,000 Sears, Roebuck & Co. ................................      1,369,688
     25,000 Tandy Corp. .........................................      1,229,688
     70,000 * Toys "R" Us, Inc. .................................      1,001,875
    242,000 Wal-Mart Stores, Inc. ...............................     16,728,250
                                                                    ------------
                                                                      44,652,514
                                                                    ------------
            Telecommunication Services & Equipment - 3.1%
     25,000 * ADC Telecommunications, Inc. ......................      1,814,062
    120,000 Centurytel, Inc. ....................................      5,685,000
     40,000 Nokia Corp., ADR.....................................      7,600,000
     44,919 * Qwest Communications International, Inc. ..........      1,931,517
                                                                    ------------
                                                                      17,030,579
                                                                    ------------
            Transportation - 0.8%
     40,600 Canadian National Railway Co. .......................      1,068,288
     20,000 Delta Air Lines, Inc. ...............................        996,250
     30,000 Kansas City Southern Industries, Inc. ...............      2,238,750
                                                                    ------------
                                                                       4,303,288
                                                                    ------------
            Utilities - Electric - 0.4%
    100,800 Reliant Energy, Inc. ................................      2,305,800
                                                                    ------------
            Utilities - Gas - 0.3%
     52,511 The Williams Companies, Inc. ........................      1,604,867
                                                                    ------------
            Utilities - Telephone - 4.5%
     49,000 ALLTEL Corp. ........................................      4,051,688
    145,000 AT&T Corp. ..........................................      7,358,750
     78,676 GTE Corp. ...........................................      5,551,575
     25,000 * Nextel Communications, Inc., Cl. A.................      2,578,125
    104,000 SBC Communications, Inc. ............................      5,070,000
                                                                    ------------
                                                                      24,610,138
                                                                    ------------
            Total Common Stocks (cost $397,915,733)..............    499,429,785
                                                                    ------------

                                   EVERGREEN
                         Select Diversified Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)

 Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 1.6%
            Repurchase Agreement - 1.5%
 $7,875,445 Cowen Securities Corp., 2.55%, dated 12/31/1999,
             maturing 1/3/2000, maturity value $7,877,119 (a)...   $  7,875,445
                                                                   ------------
            U.S. Government Agency Obligations - 0.1%
            U.S. Treasury Bills (b):
     85,000 4.885%, 1/13/2000...................................         84,861
     85,000 4.92%, 1/13/2000....................................         84,861
    450,000 5.08%, 2/17/2000....................................        447,033
                                                                   ------------
                                                                        616,755
                                                                   ------------
            Total Short-Term Investments (cost $8,492,200)......      8,492,200
                                                                   ------------

            Total Investments -(cost $406,407,933)........    93.3%  507,921,985
            Other Assets and Liabilities - net............     6.7    36,630,602
                                                             -----  ------------
            Net Assets....................................   100.0% $544,552,587
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. govern-ment and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
(b) At December 31, 1999, all or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
* Non-income producing security

Summary of Abbreviations:
ADR American Depository Receipts

FUTURES CONTRACTS - LONG POSITIONS

                                Initial Contract     Value at      Unrealized
  Expiration      Contracts          Amount      December 31, 1999    Gain
 ----------------------------------------------------------------------------
  March 2000   25 S&P 500 Index    $8,935,000       $9,276,075      $341,075

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Large Cap Blend Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - 99.9%
         Automotive Equipment & Manufacturing - 1.7%
  72,080 Ford Motor Co...........................................   $  3,851,775
  74,830 Goodyear Tire & Rubber Co...............................      2,109,271
                                                                    ------------
                                                                       5,961,046
                                                                    ------------
         Banks - 5.9%
  71,780 Bank One Corp...........................................      2,301,446
 128,010 BankAmerica Corp. ......................................      6,424,502
 187,185 FleetBoston Financial Corp..............................      6,516,378
  94,630 Mellon Financial Corp...................................      3,223,334
  19,170 Providian Financial Corp................................      1,745,668
                                                                    ------------
                                                                      20,211,328
                                                                    ------------
         Communication Systems & Services - 10.7%
 144,724 * Cisco Systems, Inc....................................     15,503,559
  79,130 Lucent Technologies, Inc................................      5,919,913
 252,620 * MCI WorldCom, Inc.....................................     13,404,622
  31,110 * Tellabs, Inc..........................................      1,996,873
                                                                    ------------
                                                                      36,824,967
                                                                    ------------
         Consumer Products & Services - 3.3%
  64,990 Gillette Co.............................................      2,676,776
  80,560 Procter & Gamble Co.....................................      8,826,355
                                                                    ------------
                                                                      11,503,131
                                                                    ------------
         Diversified Companies - 1.4%
  39,780 Textron, Inc. ..........................................      3,050,629
  46,640 Tyco International, Ltd.................................      1,813,130
                                                                    ------------
                                                                       4,863,759
                                                                    ------------
         Electrical Equipment & Services - 5.4%
 113,170 General Electric Co.....................................     17,513,057
  11,150 * Solectron Corp........................................      1,060,644
                                                                    ------------
                                                                      18,573,701
                                                                    ------------
         Electronic Equipment & Services - 1.3%
  47,280 Texas Instruments, Inc. ................................      4,580,250
                                                                    ------------
         Finance & Insurance - 8.9%
 128,406 Allstate Corp...........................................      3,081,744
  52,555 American International Group, Inc.......................      5,682,509
 193,410 Citigroup, Inc..........................................     10,746,343
 125,050 Federal National Mortgage Assoc.........................      7,807,810
  38,400 Merrill Lynch & Co., Inc................................      3,206,400
                                                                    ------------
                                                                      30,524,806
                                                                    ------------
         Food & Beverage Products - 4.4%
  62,820 Anheuser Busch Companies, Inc...........................      4,452,367
  80,500 Coca Cola Co............................................      4,689,125
  66,560 * Kroger Co.............................................      1,256,320
  87,340 Nabisco Holdings Corp., Cl. A...........................      2,762,128
  83,060 Philip Morris Companies, Inc. ..........................      1,925,954
                                                                    ------------
                                                                      15,085,894
                                                                    ------------

 Shares                                                               Value

 COMMON STOCKS - continued
         Healthcare Products & Services - 10.4%
 101,320 Bristol-Myers Squibb Co................................   $  6,503,478
  46,570 Johnson & Johnson......................................      4,336,831
  49,870 Lilly (Eli) & Co. .....................................      3,316,355
  25,500 McKesson HBOC, Inc.....................................        575,344
  33,870 Merck & Co., Inc.......................................      2,271,407
  97,480 Monsanto Co............................................      3,472,725
 137,050 Pfizer, Inc............................................      4,445,559
  42,830 Pharmacia & Upjohn, Inc................................      1,927,350
 110,280 Warner-Lambert Co. ....................................      9,036,067
                                                                   ------------
                                                                     35,885,116
                                                                   ------------
         Information Services & Technology - 21.2%
  15,135 * Altera Corp..........................................        750,128
 110,680 * America Online, Inc. ................................      8,349,423
 296,970 Compaq Computer Corp...................................      8,036,751
 156,512 * Compuware Corp.......................................      5,830,072
 144,100 * EMC Corp.............................................     15,742,925
  89,182 Intel Corp. ...........................................      7,340,793
  43,840 International Business Machines Corp...................      4,734,720
 158,780 * Microsoft Corp.......................................     18,537,565
   8,607 * Yahoo!, Inc..........................................      3,724,141
                                                                   ------------
                                                                     73,046,518
                                                                   ------------
         Metal Products & Services - 2.0%
  82,810 Alcoa, Inc. ...........................................      6,873,230
                                                                   ------------
         Oil/Energy - 5.6%
 150,139 Exxon Mobil Corp.......................................     12,095,573
 133,130 Texaco, Inc............................................      7,230,623
                                                                   ------------
                                                                     19,326,196
                                                                   ------------
         Paper & Packaging - 0.3%
  21,560 International Paper Co.................................      1,216,793
                                                                   ------------
         Printing, Publishing, Broadcasting & Entertainment -
           4.9%
 126,140 News Corp, Ltd.........................................      4,824,855
  38,890 Omnicom Group, Inc.....................................      3,889,000
 112,050 Time Warner, Inc. .....................................      8,116,622
                                                                   ------------
                                                                     16,830,477
                                                                   ------------
         Retailing & Wholesale - 5.8%
 146,840 Dayton Hudson Corp.....................................     10,783,563
  45,400 Lowe's Companies, Inc..................................      2,712,650
  96,100 * Safeway, Inc. .......................................      3,417,556
  42,650 Wal-Mart Stores, Inc. .................................      2,948,181
                                                                   ------------
                                                                     19,861,950
                                                                   ------------
         Telecommunication Services & Equipment - 1.5%
  20,349 Motorola, Inc..........................................      2,996,390
  47,365 * Qwest Communications International, Inc..............      2,036,695
                                                                   ------------
                                                                      5,033,085
                                                                   ------------

                                   EVERGREEN
                          Select Large Cap Blend Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - continued
         Transportation - 0.4%
  57,490 Burlington Northern Santa Fe Corp.......................   $  1,394,133
                                                                    ------------
         Utilities - Electric - 1.2%
  85,923 Duke Power Co...........................................      4,306,890
                                                                    ------------
         Utilities - Telephone - 3.6%
 139,920 GTE Corp. ..............................................      9,873,105
  25,404 * Nextel Communications, Inc., Cl. A....................      2,619,787
                                                                    ------------
                                                                      12,492,892
                                                                    ------------
         Total Common Stocks
          (cost $247,368,748)....................................    344,396,162
                                                                    ------------

 Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 1.8%
            Repurchase Agreement - 1.8%
 $6,157,652 Cowen Securities Corp.,
             2.55%, 12/31/1999, maturing 1/3/2000, maturity
             value $6,158,961
             (cost $6,157,652) (a).............................   $  6,157,652
                                                                  ------------

            Total Investments -
             (cost $253,526,400).........................   101.7%  350,553,814
            Other Assets and
             Liabilities - net...........................    (1.7)   (5,905,970)
                                                            -----  ------------
            Net Assets...................................   100.0% $344,647,844
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Secular Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.2%
             Banks - 1.7%
     298,400 Northern Trust Corp.................................   $ 15,815,200
                                                                    ------------
             Communication Systems & Services - 14.2%
     242,100 * Exodus Communications, Inc........................     21,501,506
     370,944 * Global Crossing, Ltd..............................     18,547,200
     235,100 Level 3 Communications, Inc.........................     19,248,813
     202,300 Lucent Technologies, Inc............................     15,134,569
     124,950 * MCI WorldCom, Inc.................................      6,630,159
     450,600 * Metromedia Fiber Network, Inc., Cl. A.............     21,600,637
     218,329 * RF Micro Devices, Inc.............................     14,941,891
     589,400 Williams Communications Group.......................     17,055,763
                                                                    ------------
                                                                     134,660,538
                                                                    ------------
             Electrical Equipment & Services - 4.5%
      76,900 * Broadcom Corp.....................................     20,945,637
     141,281 General Electric Co.................................     21,863,235
                                                                    ------------
                                                                      42,808,872
                                                                    ------------
             Finance & Insurance - 9.4%
     176,000 American Express Co.................................     29,260,000
     155,142 American International Group, Inc...................     16,774,729
     214,195 Federal Home Loan Mortgage Corp.....................     10,080,552
     141,000 Morgan Stanley, Dean Witter & Co. ..................     20,127,750
     328,100 Schwab (Charles) & Co., Inc.........................     12,590,837
                                                                    ------------
                                                                      88,833,868
                                                                    ------------
             Finance - 0.9%
      90,468 Goldman Sachs Group, Inc............................      8,520,955
                                                                    ------------
             Healthcare Products & Services - 6.8%
     337,200 * Amgen, Inc........................................     20,253,075
     244,000 Johnson & Johnson...................................     22,722,500
     247,924 Medtronic, Inc......................................      9,033,731
     286,563 Schering-Plough Corp................................     12,089,376
                                                                    ------------
                                                                      64,098,682
                                                                    ------------
             Information Services & Technology - 30.5%
     242,000 * America Online, Inc. .............................     18,255,875
     123,400 * Broadvision, Inc..................................     20,985,712
      61,200 Brocade Communications Systems, Inc. ...............     10,832,400

   Shares                                                              Value

 COMMON STOCKS - continued
             Information Services &
              Technology - continued
     239,400 * Compuware Corp....................................   $  8,917,650
      55,000 DoubleClick, Inc....................................     13,918,437
     230,900 * EMC Corp..........................................     25,225,825
     203,400 Inktomi Corp. ......................................     18,051,750
     142,800 * JDS Uniphase Corp. ...............................     23,035,425
     181,000 * Legato Systems, Inc. .............................     12,455,063
     376,500 Lifeminders.com, Inc................................     21,742,875
      43,000 * Microsoft Corp....................................      5,020,250
     249,800 MP3.com, Inc. ......................................      7,915,538
     521,811 National Information Consortium, Inc................     16,697,952
     125,939 * Pfsweb, Inc. .....................................      4,722,713
     272,200 * Sun Microsystems, Inc. ...........................     21,078,487
     138,300 VeriSign, Inc.......................................     26,406,656
     163,000 * Veritas Software Corp. ...........................     23,329,375
      22,000 * Yahoo!, Inc.......................................      9,519,125
                                                                    ------------
                                                                     288,111,108
                                                                    ------------
             Printing, Publishing, Broadcasting & Entertainment - 6.3%
     308,100 * CBS Corp. ........................................     19,699,144
     336,600 Comcast Corp., Cl. A................................     17,019,337
     280,500 * Cox Communications, Inc., Cl. A...................     14,445,750
     227,400 * Infinity Broadcasting Corp........................      8,229,038
                                                                    ------------
                                                                      59,393,269
                                                                    ------------
             Retailing & Wholesale - 16.0%
     305,588 * Best Buy Co., Inc. ...............................     15,336,698
     317,900 * Costco Wholesale Corp.............................     29,008,375
     377,800 Dayton Hudson Corp. ................................     27,744,687
     172,791 Gap, Inc............................................      7,948,386
     437,550 Home Depot, Inc.....................................     29,999,522
     242,000 Tandy Corp..........................................     11,903,375
     420,600 Wal-Mart Stores, Inc. ..............................     29,073,975
                                                                    ------------
                                                                     151,015,018
                                                                    ------------
             Telecommunication Services & Equipment - 5.9%
     220,900 * Cisco Systems, Inc................................     23,663,913
     130,738 * E-Tek Dynamics, Inc...............................     17,600,603
      77,300 Nokia Corp., ADR....................................     14,687,000
                                                                    ------------
                                                                      55,951,516
                                                                    ------------
             Total Common Stocks (cost $644,112,309).............    909,209,026
                                                                    ------------

                                   EVERGREEN
                           Select Secular Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 LIMITED PARTNERSHIP - 0.2%
   1,000,000 Brentwood Associates IV, LP.........................   $        981
   1,000,000 Brentwood Associates V, LP..........................        254,164
   1,000,000 Brentwood Associates VI, LP.........................      1,148,192
     500,000 Franklin Capital Associates, LP ....................         31,309
                                                                    ------------
             Total Limited Partnership (cost $1,464,297).........      1,434,646
                                                                    ------------

  Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 2.8%
             Repurchase Agreement - 2.8%
 $26,653,080 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $26,658,744
              (cost $26,653,080) (a)...........................     $ 26,653,080
                                                                    ------------

             Total Investments -
              (cost $672,229,686).........................    99.2%  937,296,752
             Other Assets and Liabilities - net...........     0.8     8,010,551
                                                             -----  ------------
             Net Assets...................................   100.0% $945,307,303
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Small Cap Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 98.5%
            Building, Construction & Furnishings - 0.4%
     34,100 United States Aggregates, Inc........................   $    409,200
                                                                    ------------
            Business Equipment &
             Services - 9.2%
     21,700 * Great Plains Software, Inc.........................      1,622,075
     68,900 * Startek, Inc.......................................      2,497,625
     63,200 * Teletech Holdings, Inc. ...........................      2,130,037
     30,100 * TSI International Software, Ltd. (a)...............      1,704,413
     92,600 * West Teleservices Corp.............................      2,262,912
                                                                    ------------
                                                                      10,217,062
                                                                    ------------
            Chemical & Agricultural
             Products - 2.5%
     37,700 Geon Co. ............................................      1,225,250
     51,000 Georgia Gulf Corp....................................      1,552,313
                                                                    ------------
                                                                       2,777,563
                                                                    ------------
            Communication Systems &
             Services - 1.4%
     62,600 * Complete Busines Solutions, Inc. (a)...............      1,572,825
                                                                    ------------
            Consumer Products &
             Services - 2.3%
     56,200 * Jakks Pacific, Inc.................................      1,050,238
    141,700 * The Topps Company, Inc.............................      1,470,137
                                                                    ------------
                                                                       2,520,375
                                                                    ------------
            Education - 3.7%
     59,700 * CBT Group Public, Ltd..............................      1,999,950
     67,300 * Devry, Inc.........................................      1,253,462
     55,200 * ITT Educational Services, Inc......................        852,150
                                                                    ------------
                                                                       4,105,562
                                                                    ------------
            Electrical Equipment &
             Services - 7.9%
     41,400 CMP Group, Inc.......................................      1,141,088
     29,900 * Lattice Semiconductor Corp. (a)....................      1,409,038
     47,900 Methode Electronics, Inc.............................      1,538,787
     48,900 * Natural Microsystems Corp. (a).....................      2,289,131
     59,600 * Three-Five Systems, Inc. (a).......................      2,443,600
                                                                    ------------
                                                                       8,821,644
                                                                    ------------
            Electronic Equipment &
             Services - 8.1%
     38,215 * Act Manufacturing, Inc.............................      1,433,063
     45,200 * Kopin Corp. .......................................      1,898,400
     72,000 * LTX Corp...........................................      1,611,000
     55,400 * Universal Electronics, Inc.........................      2,548,400
     32,900 * Veeco Instruments, Inc. (a)........................      1,540,131
                                                                    ------------
                                                                       9,030,994
                                                                    ------------
            Healthcare Products &
             Services - 5.5%
     94,100 * LifePoint Hospitals, Inc. (a)......................      1,111,556
     39,000 * Lynx Therapeutics, Inc. (a)........................      1,262,625
     44,300 * Molecular Devices Corp. (a)........................      2,303,600
    154,900 * PSS World Medical, Inc.............................      1,461,869
                                                                    ------------
                                                                       6,139,650
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Industrial Specialty Products & Services - 2.1%
     99,200 * Labor Ready, Inc. (a).............................   $  1,202,800
     29,000 Roper Industries, Inc...............................      1,096,563
                                                                   ------------
                                                                      2,299,363
                                                                   ------------
            Information Services &
             Technology - 31.1%
     26,500 * Advanced Digital Information......................      1,288,563
     50,100 * Advantage Learning Systems, Inc. (a)..............        560,494
     11,200 * Applied Micro Circuits Corp. (a)..................      1,425,200
     16,300 * Art Technology Group, Inc.........................      2,088,437
      2,500 * C-bridge Internet Solutions, Inc. (a).............        121,563
     11,600 * Clarify, Inc......................................      1,461,600
     23,350 * Diamond Technology Partners, Inc. (a).............      2,006,641
     47,900 * Documentum, Inc. (a)..............................      2,868,012
     25,200 * Engage Technologies, Inc. (a).....................      1,512,000
     66,400 * Kronos, Inc. (a)..................................      3,984,000
    142,200 * Maxtor Corp. (a)..................................      1,030,950
     21,300 * Metasolv Software, Inc. ..........................      1,741,275
     25,000 * Netegrity, Inc. (a)...............................      1,423,437
      4,200 * Pfsweb, Inc. (a)..................................        157,500
     22,400 * Progress Software Corp............................      1,271,200
     12,988 * PSINet, Inc. (a)..................................        802,009
     23,050 * QRS Corp..........................................      2,420,250
     38,300 * Remedy Corp.......................................      1,814,462
     24,200 * Sandisk Corp. ....................................      2,329,250
     36,000 * Spyglass, Inc. (a)................................      1,365,188
     43,600 * Unify Corp........................................      1,193,550
     24,600 * Xircom, Inc.......................................      1,845,000
                                                                   ------------
                                                                     34,710,581
                                                                   ------------
            Machinery - Diversified - 0.3%
     55,400 Cmi Corp............................................        391,263
                                                                   ------------
            Manufacturing - Distributing - 1.3%
     50,300 Oshkosh Truck Corp..................................      1,474,419
                                                                   ------------
            Oil Field Services - 1.6%
     35,300 * Core Laboratories, NV (a).........................        708,206
     70,000 * Pride International, Inc..........................      1,023,750
                                                                   ------------
                                                                      1,731,956
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              7.3%
     31,500 * Citadel Communications Corp.......................      2,043,563
     36,400 * Entercom Communications Corp. (a).................      2,402,400
     78,200 * Media 100, Inc. (a)...............................      2,067,412
     40,000 * Spanish Broadcasting System, Inc., Cl. A (a)......      1,610,000
                                                                   ------------
                                                                      8,123,375
                                                                   ------------
            Retailing & Wholesale - 1.6%
     39,400 * Whole Foods Market, Inc. (a)......................      1,827,175
                                                                   ------------

                                   EVERGREEN
                          Select Small Cap Growth Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
            Telecommunication Services & Equipment - 7.0%
     74,000 * Davox Corp. (a)....................................   $  1,452,250
     58,700 * ITC DeltaCom, Inc. (a).............................      1,621,587
     32,300 * Microcell Telecommunications.......................      1,061,863
     47,000 * Tollgrade Communications, Inc......................      1,621,500
     38,700 * Viatel, Inc........................................      2,075,287
                                                                    ------------
                                                                       7,832,487
                                                                    ------------
            Transportation - 1.6%
     41,650 * Eagle USA Airfreight, Inc. (a).....................      1,796,156
                                                                    ------------
            Utilities - Telephone - 3.6%
     49,200 * Primus Telecomm Group, Inc.........................      1,881,900
     23,700 * Rural Celluar Corp., Cl. A.........................      2,144,850
                                                                    ------------
                                                                       4,026,750
                                                                    ------------
            Total Common Stocks
             (cost $72,624,234)..................................    109,808,400
                                                                    ------------
 SHORT-TERM INVESTMENTS - 25.0%
            Money Market Shares - 23.5%
 26,219,817 Navigator Prime Portfolio (b)........................     26,219,817
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - continued
             Repurchase Agreements - 1.5%
 $ 1,563,000 Evergreen Joint Repurchase Agreement, 3.10%, dated
              12/31/99, maturing 1/3/2000, maturity value
              $1,563,404 (c)....................................    $ 1,563,000
     148,000 State Street Bank & Trust Co., 3.25%, dated
              12/31/1999 maturing 1/3/2000, maturity
              value $148,040 (c)................................        148,000
                                                                   ------------
                                                                      1,711,000
                                                                   ------------
             Total Short-Term Investments
              (cost $27,930,817)................................     27,930,817
                                                                   ------------

            Total Investments -
             (cost $100,555,051).........................   123.5%  137,739,217
            Other Assets and Liabilities - net...........   (23.5)  (26,245,616)
                                                            -----  ------------
            Net Assets...................................   100.0% $111,493,601
                                                            =====  ============

(a) All or a portion of this security is on loan.
(b) Represents investment in cash collateral received for securities on loan.
(c) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
NV   Naamloze Vennootschap (Dutch corporation)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Select Small Company Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - 100.4%
             Automotive Equipment &
              Manufacturing - 1.3%
      40,000 Arvin Industries, Inc. ..............................   $ 1,135,000
                                                                     -----------
             Banks - 13.1%
      25,000 Britton & Koontz Capital Corp. ......................       468,750
      47,996 Charter One Financial, Inc. .........................       917,924
     105,000 * Civic Bancorp .....................................     1,627,500
      63,600 * Columbia Banking Systems, Inc. ....................       834,750
      57,971 Commercial Bankshares, Inc. .........................     1,239,119
      40,000 First Oak Brook Bancshares, Inc., Cl. A..............       740,000
      30,000 First State Bancorp..................................       412,500
      28,500 Grand Premier Financial, Inc. .......................       422,156
      40,000 Granite State Bankshares, Inc. ......................       795,000
      60,000 Independent Bankshares, Inc. ........................       832,500
      46,100 Mid-State Bancshares.................................     1,469,437
      15,900 * Pointe Financial Corp. ............................       135,150
      35,365 * United Security Bancorp ...........................       442,063
      47,587 Washington Trust Bancorp, Inc. ......................       844,669
                                                                     -----------
                                                                      11,181,518
                                                                     -----------
             Building, Construction &
              Furnishings - 12.2%
      60,000 American Woodmark Corp. .............................     1,455,000
     148,000 Craftmade International, Inc. .......................     1,073,000
      20,000 * Crossmann Communities, Inc. .......................       310,000
      20,000 D.R. Horton, Inc. ...................................       276,250
      71,500 * Furniture Brands International, Inc. ..............     1,573,000
      75,000 * Genlyte Group, Inc. ...............................     1,603,125
      64,400 * Koala Corp. .......................................       901,600
      58,750 * Monaco Coach Corp. ................................     1,501,797
      60,900 * Stanley Furniture Co., Inc. .......................     1,119,037
      30,000 * Toll Brothers, Inc. ...............................       558,750
                                                                     -----------
                                                                      10,371,559
                                                                     -----------
             Business Equipment &
              Services - 3.8%
      73,000 * Interim Services, Inc. ............................     1,806,750
      50,000 * RCM Technologies, Inc. ............................       862,500
       9,000 * Zebra Technologies Corp., Cl. A....................       526,500
                                                                     -----------
                                                                       3,195,750
                                                                     -----------
             Consumer Products &
              Services - 12.0%
      60,000 * Chattem, Inc. .....................................     1,140,000
      40,000 CPI Corp. ...........................................       902,500
      35,000 * CSG System International, Inc. ....................     1,395,625
      50,000 * Fossil, Inc. ......................................     1,156,250
      59,700 * Guess?, Inc. ......................................     1,298,475
      61,000 Industrie Natuzzi SpA, ADR...........................       808,250
      45,000 Lancaster Colony Corp. ..............................     1,490,625
     100,000 * Maxwell Shoe, Inc. Cl. A...........................       800,000
      19,000 Polaris Industries, Inc. ............................       688,750
     116,900 Stewart Enterprises, Inc., Cl. A.....................       555,275
                                                                     -----------
                                                                      10,235,750
                                                                     -----------

   Shares                                                              Value

 COMMON STOCKS - continued
             Electrical Equipment &
              Services - 1.7%
      40,000 Applied Power, Inc., Cl. A..........................   $ 1,470,000
                                                                    -----------
             Electronic Equipment &
              Services - 2.8%
      22,800 * Hadco Corp. ......................................     1,162,800
     195,000 * Vicon Industries, Inc. ...........................     1,170,000
                                                                    -----------
                                                                      2,332,800
                                                                    -----------
             Finance & Insurance - 3.3%
      45,500 Morgan Keegan, Inc. ................................       764,969
      70,000 Raymond James Financial, Inc. ......................     1,308,125
      27,700 Waddell & Reed Financial, Inc., Cl. A...............       751,362
                                                                    -----------
                                                                      2,824,456
                                                                    -----------
             Food & Beverage Products - 5.6%
      55,000 International Multifoods Corp. .....................       728,750
      90,600 Michael Foods, Inc. ................................     2,231,025
     280,000 * Monterey Pasta Co. ...............................     1,102,500
      30,000 * Performance Food Group Co. .......................       731,250
                                                                    -----------
                                                                      4,793,525
                                                                    -----------
             Healthcare Products &
              Services - 10.1%
      70,000 Alpharma, Inc., Cl. A...............................     2,152,500
      90,000 * AmeriSource Health Corp., Cl. A...................     1,366,875
      21,000 * ArthroCare Corp. .................................     1,281,000
      29,000 Beckman Coulter, Inc. ..............................     1,475,375
      77,500 * Exactech, Inc. ...................................       915,469
      31,750 * Jones Pharma, Inc. ...............................     1,379,140
                                                                    -----------
                                                                      8,570,359
                                                                    -----------
             Industrial Specialty Products &
              Services - 1.3%
      28,600 Donaldson, Inc. ....................................       688,188
      14,000 * Meade Instruments Corp. ..........................       399,000
                                                                    -----------
                                                                      1,087,188
                                                                    -----------
             Information Services &
              Technology - 4.0%
      23,200 * Micros Systems, Inc. .............................     1,716,800
      47,100 * SBS Technologies, Inc. ...........................     1,719,150
                                                                    -----------
                                                                      3,435,950
                                                                    -----------
             Manufacturing - Distributing - 1.7%
      65,000 LSI Industries, Inc. ...............................     1,405,625
                                                                    -----------
             Oil/Energy - 2.1%
      20,000 * Barrett Resources Corp. ..........................       588,750
      45,000 Berry Petroleum Co., Cl. A..........................       680,625
      32,000 Cabot Oil & Gas Corp., Cl. A........................       514,000
                                                                    -----------
                                                                      1,783,375
                                                                    -----------
             Printing, Publishing, Broadcasting
              & Entertainment - 2.6%
      97,800 Bowne & Co., Inc. ..................................     1,320,300
      77,000 * Obie Media Corp. .................................       895,125
                                                                    -----------
                                                                      2,215,425
                                                                    -----------

                                   EVERGREEN
                        Select Small Company Value Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                               Value

 COMMON STOCKS - continued
             Real Estate - 0.8%
      89,600 Mission West Properties, Inc., REIT..................   $   694,400
                                                                     -----------
             Retailing & Wholesale - 13.1%
      40,000 * Ames Department Stores, Inc. ......................     1,152,500
      60,000 * Consolidated Stores Corp. .........................       975,000
      78,900 Freds, Inc. Cl. A....................................     1,257,469
      45,000 * Papa John's International, Inc. ...................     1,172,813
     125,000 Pier 1 Imports, Inc. ................................       796,875
      95,000 Ross Stores, Inc. ...................................     1,704,062
     152,700 * Sonic Automotive, Inc. ............................     1,488,825
      55,000 * Whole Foods Market, Inc. ..........................     2,550,625
                                                                     -----------
                                                                      11,098,169
                                                                     -----------
             Telecommunication Services & Equipment - 1.7%
      97,400 Hickory Tech Corp....................................     1,461,000
                                                                     -----------

   Shares                                                               Value

 COMMON STOCKS - continued
             Thrift Institutions - 3.5%
      36,000 Highland Bancorp, Inc................................   $   684,000
      75,400 Horizon Financial Corp...............................       716,300
      14,200 Mech Financial, Inc..................................       490,787
      45,000 MetroWest Bank.......................................       267,188
      25,000 * Monterey Bay Bancorp, Inc..........................       253,125
      32,500 * Quaker City Bancorp, Inc...........................       528,125
                                                                     -----------
                                                                       2,939,525
                                                                     -----------
             Utilities - Electric - 1.4%
      61,100 MDU Resources Group, Inc.............................     1,222,000
                                                                     -----------
             Utilities - Gas - 2.3%
      25,000 Eastern Enterprises..................................     1,435,938
      20,000 NUI Corp.............................................       527,500
                                                                     -----------
                                                                       1,963,438
                                                                     -----------

             Total Investments -
              (cost $82,776,879)..........................   100.4%  85,416,812
             Other Assets and Liabilities - net...........    (0.4)    (301,358)
                                                             -----  -----------
             Net Assets...................................   100.0% $85,115,454
                                                             =====  ===========

* Non-income producing security

Summary of Abbreviations:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Social Principles Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 98.4%
             Advertising & Related Services - 2.7%
     117,800 * Ha Lo Industries, Inc. ...........................   $    883,500
      28,800 Young & Rubicam, Inc. ..............................      2,037,600
                                                                    ------------
                                                                       2,921,100
                                                                    ------------
             Aerospace & Defense - 0.5%
      68,900 * BE Aerospace, Inc. ...............................        581,344
                                                                    ------------
             Banks - 4.5%
      36,716 FleetBoston Financial Corp. ........................      1,278,176
      30,600 Mellon Financial Corp. .............................      1,042,312
      54,500 SouthTrust Corp. ...................................      2,060,781
      13,500 Summit Bancorp......................................        413,438
                                                                    ------------
                                                                       4,794,707
                                                                    ------------
             Building, Construction & Furnishings - 2.2%
      48,394 * NCI Building Systems, Inc. .......................        895,289
      27,500 Southdown, Inc. ....................................      1,419,688
                                                                    ------------
                                                                       2,314,977
                                                                    ------------
             Business Equipment & Services - 0.4%
      30,000 * Consolidated Graphics, Inc. ......................        448,125
                                                                    ------------
             Communication Systems & Services - 3.9%
      30,400 * Metromedia Fiber Network, Inc.,
              Cl. A..............................................      1,457,300
      16,600 * NorthPoint Communications
              Group, Inc. .......................................        398,400
      35,900 * Tellabs, Inc. ....................................      2,304,331
                                                                    ------------
                                                                       4,160,031
                                                                    ------------
             Consumer Products & Services - 1.0%
      16,700 Harley-Davidson, Inc. ..............................      1,069,844
                                                                    ------------
             Diversified Companies - 0.9%
      28,800 ITT Industries, Inc. ...............................        963,000
                                                                    ------------
             Education - 0.9%
      48,300 * Apollo Group, Inc. ...............................        969,019
                                                                    ------------
             Electrical Equipment & Services - 2.0%
      18,200 Linear Technology Corp. ............................      1,302,438
       9,600 * SCI Systems, Inc. ................................        789,000
                                                                    ------------
                                                                       2,091,438
                                                                    ------------
             Electronic Equipment & Services - 3.6%
      57,600 * Teradyne, Inc. ...................................      3,801,600
                                                                    ------------
             Finance & Insurance - 6.5%
      16,510 AFLAC, Inc. ........................................        779,066
      39,700 Annuity & Life Re, Ltd. ............................      1,037,162
      52,300 Conseco, Inc. ......................................        934,862
      29,800 Countrywide Credit Industries, Inc. ................        752,450
      31,600 E Trade Group, Inc. ................................        825,550

   Shares                                                             Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
      32,710 Partnerre, Ltd. ...................................   $  1,061,031
      38,800 ReliaStar Financial Corp. .........................      1,520,475
                                                                   ------------
                                                                      6,910,596
                                                                   ------------
             Food & Beverage Products - 6.4%
      28,700 Dean Foods Co. ....................................      1,140,825
      53,900 * Keebler Foods Co. ...............................      1,515,937
      23,500 McCormick & Co., Inc. .............................        699,125
      31,000 * Tricon Global Restaurants, Inc. .................      1,197,375
     133,400 * United States Food Service.......................      2,234,450
                                                                   ------------
                                                                      6,787,712
                                                                   ------------
             Healthcare Products & Services - 7.1%
      19,700 * Biogen, Inc. ....................................      1,664,650
      40,100 * Elan Corp., PLC, ADR.............................      1,182,950
     198,500 * HEALTHSOUTH Corp. ...............................      1,066,938
       7,100 MedImmune, Inc. ...................................      1,177,712
      43,202 Mylan Laboratories, Inc. ..........................      1,088,150
      55,700 * Pediatrix Medical Group, Inc. ...................        389,900
      14,400 * Wellpoint Health Networks, Inc., Cl. A...........        949,500
                                                                   ------------
                                                                      7,519,800
                                                                   ------------
             Industrial Specialty Products & Services - 1.1%
      28,400 Magna International, Inc., Cl. A...................      1,203,450
                                                                   ------------
             Information Services & Technology - 28.0%
      28,300 * Altera Corp. ....................................      1,402,619
      12,600 * Citrix Systems, Inc. ............................      1,549,800
      19,350 CNET, Inc. ........................................      1,098,113
      93,100 * Compuware Corp. .................................      3,467,975
      12,420 * JDS Uniphase Corp. ..............................      2,003,501
      43,000 * PMC-Sierra, Inc. ................................      6,893,437
      25,300 * PSINet, Inc. ....................................      1,562,275
      31,100 * Sanmina Corp. ...................................      3,106,113
      29,000 * Siebel Systems, Inc. ............................      2,436,000
      44,475 * Veritas Software Corp. ..........................      6,365,484
                                                                   ------------
                                                                     29,885,317
                                                                   ------------
             Oil/Energy - 4.6%
      47,900 El Paso Energy Corp. ..............................      1,859,119
     232,400 * Newpark Resources, Inc. .........................      1,423,450
      71,300 Ultramar Diamond Shamrock Corp. ...................      1,617,619
                                                                   ------------
                                                                      4,900,188
                                                                   ------------
             Paper & Packaging - 1.1%
      79,400 Rock Tennessee Co., Cl. A..........................      1,171,150
                                                                   ------------
             Pharmaceuticals - 0.9%
      23,600 Chiron Corp. ......................................      1,000,050
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.2%
      12,600 Omnicom Group, Inc. ...............................      1,260,000
                                                                   ------------

                                   EVERGREEN
                         Select Social Principles Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Real Estate - 0.9%
      54,100 FelCor Lodging Trust, Inc., REIT....................   $    946,749
                                                                    ------------
             Retailing & Wholesale - 8.3%
      17,160 * Abercrombie & Fitch Co., Cl. A....................        457,958
      71,026 * Best Buy Co., Inc. ...............................      3,564,617
       4,150 Circuit City Stores, Inc. ..........................        187,009
     105,000 Family Dollar Stores, Inc. .........................      1,712,812
     125,100 * Saks, Inc. .......................................      1,946,869
      42,200 * Starbucks Corp. ..................................      1,023,350
                                                                    ------------
                                                                       8,892,615
                                                                    ------------
             Telecommunication Services & Equipment - 5.2%
      24,220 Crown Castle International Corp. ...................        778,067
      89,900 * Qwest Communications International, Inc. .........      3,865,700
       6,400 Voicestream Wireless Corp. .........................        910,800
                                                                    ------------
                                                                       5,554,567
                                                                    ------------
             Utilities - Electric - 4.5%
      71,300 Cinergy Corp. ......................................      1,720,113
      73,428 Sierra Pacific Resources New........................      1,271,222
      95,600 UtiliCorp United, Inc. .............................      1,858,225
                                                                    ------------
                                                                       4,849,560
                                                                    ------------
             Total Common Stocks
              (cost $82,877,279).................................    104,996,939
                                                                    ------------

 Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 4.6%
            Repurchase Agreement - 4.6%
 $4,863,609 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity value $4,864,643
             (cost $4,863,609) (a).............................   $  4,863,609
                                                                  ------------

            Total Investments - (cost $87,740,888).......   103.0%  109,860,548
            Other Assets and Liabilities - net...........    (3.0)   (3,197,623)
                                                            -----  ------------
            Net Assets...................................   100.0% $106,662,925
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Growth Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 96.9%
             Banks - 0.7%
      65,475 U.S. Trust Corp. ...................................   $  5,250,277
                                                                    ------------
             Business Equipment &
              Services - 1.5%
      56,775 i2 Technologies, Inc. ..............................     11,071,125
                                                                    ------------
             Chemical & Agricultural
              Products - 1.1%
     153,550 Waters Corp. .......................................      8,138,150
                                                                    ------------
             Communication Systems & Services - 10.8%
     394,200 * Cisco Systems, Inc. ..............................     42,228,675
     258,525 Lucent Technologies, Inc. ..........................     19,340,901
     166,400 * Powerwave Technologies, Inc. .....................      9,713,600
     114,000 RF Micro Devices, Inc. .............................      7,801,875
                                                                    ------------
                                                                      79,085,051
                                                                    ------------
             Consumer Products &
              Services - 2.4%
     160,175 Procter & Gamble Co. ...............................     17,549,173
                                                                    ------------
             Electrical Equipment
              & Services - 4.8%
     157,175 General Electric Co. ...............................     24,322,831
      67,575 * QLogic Corp. .....................................     10,803,553
                                                                    ------------
                                                                      35,126,384
                                                                    ------------
             Electronic Equipment &
              Services - 2.8%
      49,575 SDL, Inc. ..........................................     10,807,350
      97,025 Texas Instruments, Inc. ............................      9,399,297
                                                                    ------------
                                                                      20,206,647
                                                                    ------------
             Finance & Insurance - 3.1%
     117,450 AFLAC, Inc. ........................................      5,542,172
     111,650 Citigroup, Inc. ....................................      6,203,553
      55,125 Federal National Mortgage Assoc. ...................      3,441,867
     265,759 MBNA Corp. .........................................      7,241,933
                                                                    ------------
                                                                      22,429,525
                                                                    ------------
             Food & Beverage Products - 3.2%
     205,525 Anheuser Busch Companies, Inc. .....................     14,566,585
     134,175 Quaker Oats Co. ....................................      8,805,234
                                                                    ------------
                                                                      23,371,819
                                                                    ------------
             Healthcare Products &
              Services - 12.2%
     262,900 Bristol-Myers Squibb Co. ...........................     16,874,894
     200,175 Johnson & Johnson...................................     18,641,297
     244,175 * MedQuist, Inc. ...................................      6,302,767
     358,775 Medtronic, Inc. ....................................     13,072,864
     246,575 Merck & Co., Inc. ..................................     16,535,936
     129,800 Schering-Plough Corp. ..............................      5,475,938
     151,050 Warner-Lambert Co. .................................     12,376,659
                                                                    ------------
                                                                      89,280,355
                                                                    ------------
             Information Services &
              Technology - 33.8%
     234,250 * America Online, Inc. .............................     17,671,234
      57,100 * Applied Micro Circuits Corp. .....................      7,265,975

   Shares                                                             Value

 COMMON STOCKS - continued
             Information Services &
              Technology - continued
      40,780 * Broadvision, Inc. ...............................   $  6,935,149
      45,180 Business Objects SA................................      6,037,178
      97,675 CDW Computer Centers, Inc. ........................      7,679,697
     156,600 * EMC Corp. .......................................     17,108,550
      60,650 Emulex Corp. ......................................      6,823,125
      86,125 Harmonic Lightwaves, Inc. .........................      8,176,492
      86,800 * JDS Uniphase Corp. ..............................     14,001,925
     115,375 * Legato Systems, Inc. ............................      7,939,242
     150,600 * Mercury Interactive Corp. .......................     16,255,388
     349,750 * Microsoft Corp. .................................     40,833,312
      54,750 * Network Appliance, Inc. .........................      4,547,672
      70,550 * PMC-Sierra, Inc. ................................     11,310,047
     119,805 Siebel Systems, Inc. ..............................     10,063,620
     209,050 * Sun Microsystems, Inc. ..........................     16,188,309
     148,400 * Synopsys, Inc. ..................................      9,905,700
     160,900 * Vitesse Semiconductor Corp. .....................      8,437,194
      69,250 * Yahoo!, Inc. ....................................     29,963,609
                                                                   ------------
                                                                    247,143,418
                                                                   ------------
             Oil/Energy - 0.5%
      84,900 Enron Corp. .......................................      3,767,437
                                                                   ------------
             Paper & Packaging - 2.4%
     178,225 Georgia-Pacific Corp. .............................      9,044,919
     133,485 Kimberly-Clark Corp. ..............................      8,709,896
                                                                   ------------
                                                                     17,754,815
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.2%
     118,801 Knight-Ridder, Inc. ...............................      7,068,659
      28,542 New York Times Co., Cl. A .........................      1,402,126
      74,200 Omnicom Group, Inc. ...............................      7,420,000
                                                                   ------------
                                                                     15,890,785
                                                                   ------------
             Retailing & Wholesale - 9.7%
      92,900 * Best Buy Co., Inc. ..............................      4,662,419
     101,375 Circuit City Stores, Inc. .........................      4,568,211
     362,075 Family Dollar Stores, Inc. ........................      5,906,348
     268,688 Home Depot, Inc. ..................................     18,421,887
     133,925 Lowe's Companies, Inc. ............................      8,002,019
      86,862 Tandy Corp. .......................................      4,272,525
      93,200 Tiffany & Co. .....................................      8,318,100
     236,675 Wal-Mart Stores, Inc. .............................     16,360,159
                                                                   ------------
                                                                     70,511,668
                                                                   ------------
             Telecommunication Services & Equipment - 5.1%
      87,175 E-Tek Dynamics, Inc. ..............................     11,735,934
     113,700 Nortel Networks Corp. .............................     11,483,700
      77,900 * Qualcomm, Inc. ..................................     13,720,138
                                                                   ------------
                                                                     36,939,772
                                                                   ------------
             Utilities - Telephone - 0.6%
      95,175 SBC Communications, Inc. ..........................      4,639,781
                                                                   ------------
             Total Common Stocks
              (cost $445,804,262)...............................    708,156,182
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Growth Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 2.5%
             Money Market Shares - 0.0%
     192,812 Valiant General Fund................................   $    192,812
                                                                    ------------

 Principal
  Amount                                                               Value

             Repurchase Agreement - 2.5%
$18,491,401  Cowen Securities Corp., 2.55%, dated
              12/31/1999, maturing 1/3/2000,
              maturity value $18,495,330 (a).....................   $ 18,491,401
                                                                    ------------
             Total Short-Term Investments
              (cost $18,684,213).................................     18,684,213
                                                                    ------------

             Total Investments -
              (cost $464,488,475).........................    99.4%  726,840,395
             Other Assets and Liabilities - net...........     0.6     4,200,161
                                                             -----  ------------
             Net Assets...................................   100.0% $731,040,556
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Strategic Value Fund
                            Schedule of Investments
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 COMMON STOCKS - 94.6%
             Automotive Equipment & Manufacturing - 1.0%
     230,100 * Lear Corp. .......................................   $  7,363,200
                                                                    ------------
             Banks - 12.3%
     245,700 BankAmerica Corp. ..................................     12,331,069
     341,400 Chase Manhattan Corp. ..............................     26,522,512
     662,600 Mellon Financial Corp. .............................     22,569,813
     278,500 SouthTrust Corp. ...................................     10,530,781
     539,100 Wells Fargo Co. ....................................     21,799,856
                                                                    ------------
                                                                      93,754,031
                                                                    ------------
             Chemical & Agricultural
              Products - 2.3%
     634,600 Hercules, Inc. .....................................     17,689,475
                                                                    ------------
             Consumer Products &
              Services - 5.4%
     499,900 Black & Decker Corp. ...............................     26,119,775
     309,000 Maytag Corp. .......................................     14,832,000
                                                                    ------------
                                                                      40,951,775
                                                                    ------------
             Electronic Equipment &
              Services - 4.2%
     165,184 Koninklijke (Royal) Philips Electronics, NV, ADR....     22,299,840
     152,015 * Teradyne, Inc. ...................................     10,032,990
                                                                    ------------
                                                                      32,332,830
                                                                    ------------
             Finance & Insurance - 9.5%
     174,000 Allstate Corp. .....................................      4,176,000
     424,700 Citigroup, Inc. ....................................     23,597,394
     371,900 Countrywide Credit Industries, Inc. ................      9,390,475
     138,700 Loews Corp. ........................................      8,417,356
     269,400 Merrill Lynch & Co., Inc. ..........................     22,494,900
     144,100 Nationwide Financial Services, Inc.,
              Cl. A..............................................      4,025,794
                                                                    ------------
                                                                      72,101,919
                                                                    ------------
             Food & Beverage Products - 3.3%
     391,700 McDonald's Corp. ...................................     15,790,407
     411,500 Philip Morris Companies, Inc. ......................      9,541,656
                                                                    ------------
                                                                      25,332,063
                                                                    ------------
             Healthcare Products &
              Services - 4.5%
     315,900 Bristol-Myers Squibb Co. ...........................     20,276,831
     613,900 * Tenet Healthcare Corp. ...........................     14,426,650
                                                                    ------------
                                                                      34,703,481
                                                                    ------------
             Information Services &
              Technology - 3.4%
      92,400 Intel Corp. ........................................      7,605,675
     170,300 International Business Machines Corp. ..............     18,392,400
                                                                    ------------
                                                                      25,998,075
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Metal Products & Services - 5.8%
     396,800 Alcoa, Inc. .......................................   $ 32,934,400
     334,200 USX United States Steel Group......................     11,028,600
                                                                   ------------
                                                                     43,963,000
                                                                   ------------
             Oil/Energy - 12.8%
     295,000 Burlington Resources, Inc. ........................      9,753,437
     190,100 El Paso Energy Corp. ..............................      7,378,256
     349,822 Exxon Mobil Corp. .................................     28,182,535
     307,500 Texaco, Inc. ......................................     16,701,094
     716,500 Tosco Corp. .......................................     19,479,844
     297,600 Ultramar Diamond Shamrock Corp. ...................      6,751,800
     380,000 USX Marathon Group.................................      9,381,250
                                                                   ------------
                                                                     97,628,216
                                                                   ------------
             Paper & Packaging - 3.2%
     554,400 Mead Corp. ........................................     24,081,750
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.0%
     786,100 Disney (Walt) Co. .................................     22,993,425
                                                                   ------------
             Real Estate - 0.5%
     201,200 FelCor Lodging Trust, Inc., REIT...................      3,521,000
                                                                   ------------
             Retailing & Wholesale - 2.6%
     333,500 Lowe's Companies, Inc. ............................     19,926,625
                                                                   ------------
             Telecommunication Services & Equipment - 8.2%
     504,800 Centurytel, Inc. ..................................     23,914,900
     154,600 Motorola, Inc. ....................................     22,764,850
      85,200 Nokia Corp., ADR...................................     16,188,000
                                                                   ------------
                                                                     62,867,750
                                                                   ------------
             Utilities - Gas - 3.7%
     359,500 NICOR, Inc. .......................................     11,683,750
     543,700 The Williams Companies, Inc. ......................     16,616,831
                                                                   ------------
                                                                     28,300,581
                                                                   ------------
             Utilities - Telephone - 8.9%
     229,500 ALLTEL Corp. ......................................     18,976,780
     491,000 AT&T Corp. ........................................     24,918,250
     344,700 GTE Corp. .........................................     24,322,894
                                                                   ------------
                                                                     68,217,924
                                                                   ------------
             Total Common Stocks
              (cost $650,563,156)...............................    721,727,120
                                                                   ------------
 PREFERRED STOCKS - 1.4%
             Printing, Publishing, Broadcasting &
              Entertainment - 1.4%
     314,700 News Corp., Ltd.
              (cost $7,860,011) ................................     10,522,782
                                                                   ------------

                                   EVERGREEN
                          Select Strategic Value Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (Unaudited)


   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 3.8%
             Money Market Shares - 0.4%
   3,321,071 Valiant General Fund ...............................   $  3,321,071
                                                                    ------------

  Principal
   Amount                                                              Value

             Repurchase Agreement - 3.4%
 $26,216,748 Cowen Securities Corp., 2.55%,
              dated 12/31/1999, maturing
              1/3/2000, maturity value
              $26,222,319 (a)....................................   $ 26,216,748
                                                                    ------------
             Total Short-Term Investments
              (cost $29,537,819).................................     29,537,819
                                                                    ------------

             Total Investments -
              (cost $687,960,986).........................    99.8%  761,787,721
             Other Assets and Liabilities - net...........     0.2     1,355,833
                                                             -----  ------------
             Net Assets...................................   100.0% $763,143,554
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
* Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipt
NV   Naamloze Vennootschap (Dutch corporation)
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)


                                                       Diversified   Large Cap     Secular
                            Balanced     Core Equity      Value        Blend        Growth
                              Fund           Fund          Fund         Fund         Fund
----------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $562,213,462  $1,820,713,022 $406,407,933 $253,526,400 $672,229,686
 Net unrealized gains on
  securities............    83,402,168     897,672,706  101,514,052   97,027,414  265,067,066
----------------------------------------------------------------------------------------------
 Market value of
  securities............   645,615,630   2,718,385,728  507,921,985  350,553,814  937,296,752
 Cash...................         2,241               0            0            0    1,696,056
 Receivable for
  securities sold.......       380,304               0   36,472,959            0   14,824,140
 Receivable for Fund
  shares sold...........        51,376         853,954       41,747            0        6,434
 Dividends and interest
  receivable............     5,344,872       2,271,074      487,207      343,538      127,845
 Receivable for daily
  variation margin on
  open futures
  contracts.............             0               0       21,250            0            0
 Deferred organization
  expenses..............             0               0            0            0            0
 Prepaid expenses and
  other assets..........         2,603          14,899       25,825       26,137       28,083
----------------------------------------------------------------------------------------------
 Total assets...........   651,397,026   2,721,525,655  544,970,973  350,923,489  953,979,310
----------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..       667,475               0       20,197      100,428            0
 Payable for securities
  purchased.............             0               0            0            0    7,784,880
 Payable for Fund shares
  redeemed..............     4,081,399         893,511       68,575    5,915,042      161,671
 Payable for securities
  on loan...............             0               0            0            0            0
 Due to custodian bank..             0               0            0            0            0
 Advisory fee payable...       277,030       1,594,631      225,810      189,414      446,808
 Distribution Plan
  expenses payable......             8             746            9          134            1
 Due to other related
  parties...............        11,701          50,067       10,108        6,791       16,926
 Accrued expenses and
  other liabilities.....       160,910         322,564       93,687       63,836      261,721
----------------------------------------------------------------------------------------------
 Total liabilities......     5,198,523       2,861,519      418,386    6,275,645    8,672,007
----------------------------------------------------------------------------------------------
Net assets..............  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
----------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $539,076,474  $1,758,585,466 $426,101,911 $236,564,477 $602,775,902
 Undistributed
  (overdistributed) net
  investment income or
  loss..................       (67,625)        807,508       42,516        5,027     (642,815)
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts.............    23,787,486      61,598,456   16,553,033   11,050,926   78,107,150
 Net unrealized gains on
  securities and futures
  contracts.............    83,402,168     897,672,706  101,855,127   97,027,414  265,067,066
----------------------------------------------------------------------------------------------
Total net assets........  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
----------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $645,160,940  $2,671,204,314 $543,139,434 $344,218,930 $945,226,365
 Class IS...............     1,037,563      47,459,822    1,413,153      428,914       80,938
----------------------------------------------------------------------------------------------
 Total net assets.......  $646,198,503  $2,718,664,136 $544,552,587 $344,647,844 $945,307,303
----------------------------------------------------------------------------------------------
Shares outstanding
 Class I................    45,079,474      29,734,719   19,096,865    7,948,714    6,480,308
 Class IS...............        72,288         567,600       50,300        9,913          556
----------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      14.31  $        89.83 $      28.44 $      43.30 $     145.86
----------------------------------------------------------------------------------------------
 Class IS...............  $      14.35  $        83.61 $      28.09 $      43.27 $     145.57
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)


                           Small Cap    Small Company    Social     Strategic     Strategic
                             Growth         Value      Principles     Growth        Value
                              Fund          Fund          Fund         Fund          Fund
---------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $100,555,051   $82,776,879  $ 87,740,888 $464,488,475  $687,960,986
 Net unrealized gains on
  securities............    37,184,166     2,639,933    22,119,660  262,351,920    73,826,735
---------------------------------------------------------------------------------------------
 Market value of
  securities............   137,739,217    85,416,812   109,860,548  726,840,395   761,787,721
 Cash...................           330             0             0        3,625             0
 Receivable for
  securities sold.......        11,011       562,179             0      666,585             0
 Receivable for Fund
  shares sold...........        34,025             0             0    4,507,824     4,267,001
 Dividends and interest
  receivable............         5,251       101,467        88,571      252,973     1,057,689
 Receivable for daily
  variation margin on
  open futures
  contracts.............             0             0             0            0             0
 Deferred organization
  expenses..............         3,921             0             0            0             0
 Prepaid expenses and
  other assets..........        11,689        27,299        11,393       21,813        32,144
---------------------------------------------------------------------------------------------
   Total assets.........   137,805,444    86,107,757   109,960,512  732,293,215   767,144,555
---------------------------------------------------------------------------------------------
Liabilities
 Distributions payable..             0        17,751             0            0       437,200
 Payable for securities
  purchased.............             0       383,958             0            0     2,781,525
 Payable for Fund shares
  redeemed..............             0       271,000     3,216,471      779,024       125,831
 Payable for securities
  on loan...............    26,219,817             0             0            0             0
 Due to custodian bank..             0       235,455             0            0             0
 Advisory fee payable...        68,826        59,972        70,006      400,036       471,360
 Distribution Plan
  expenses payable......             0             0             0          122            20
 Due to other related
  parties...............             0         1,936         1,952       14,511        20,117
 Accrued expenses and
  other liabilities.....        23,200        22,231         9,158       58,966       164,948
---------------------------------------------------------------------------------------------
   Total liabilities....    26,311,843       992,303     3,297,587    1,252,659     4,001,001
---------------------------------------------------------------------------------------------
Net assets..............  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
---------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $ 71,224,547   $99,878,337  $ 78,022,790 $425,177,634  $680,029,743
 Undistributed
  (overdistributed) net
  investment income or
  loss..................      (220,306)       (8,535)        9,227      (89,568)       42,890
 Accumulated net
  realized gains or
  losses on securities
  and futures
  contracts.............     3,305,194   (17,394,281)    6,511,248   43,600,570     9,244,186
 Net unrealized gains on
  securities and futures
  contracts.............    37,184,166     2,639,933    22,119,660  262,351,920    73,826,735
---------------------------------------------------------------------------------------------
   Total net assets.....  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
---------------------------------------------------------------------------------------------
Net assets consists of
 Class I................  $111,493,601   $85,114,462  $106,611,192 $713,031,377  $760,160,961
 Class IS...............             0           992        51,733   18,009,179     2,982,593
---------------------------------------------------------------------------------------------
 Total net assets.......  $111,493,601   $85,115,454  $106,662,925 $731,040,556  $763,143,554
---------------------------------------------------------------------------------------------
Shares outstanding
 Class I................     5,588,479    10,037,070     3,578,768   14,631,487     3,348,948
 Class IS...............             0           121         1,741      371,132        13,138
---------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      19.95   $      8.48  $      29.79 $      48.73  $     226.98
---------------------------------------------------------------------------------------------
 Class IS...............            --   $      8.20  $      29.71 $      48.52  $     227.02
---------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)


                                                     Diversified   Large Cap     Secular
                           Balanced    Core Equity      Value        Blend        Growth
                             Fund          Fund         Fund         Fund          Fund
--------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $1,249,
  $38,187, $8,170, $885,
  $0, $0, $0, $2,171,
  $639, $4,332,
  respectively).........  $ 1,628,644  $ 13,538,474  $ 3,079,679  $ 2,245,336  $    896,085
 Securities lending
  income................            0             0            0            0       196,594
 Interest...............   10,970,314     1,904,338      117,322      149,086       799,783
--------------------------------------------------------------------------------------------
Total investment
 income.................   12,598,958    15,442,812    3,197,001    2,394,422     1,892,462
--------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........    2,035,575     8,865,278    1,675,648    1,360,501     2,544,933
 Distribution Plan
  expenses..............          880        44,346        1,652          488            17
 Administrative services
  fee...................       77,121       287,615       63,478       44,215        82,340
 Transfer agent fee.....      190,529         9,811      110,635          182           704
 Trustees' fees and
  expenses..............        6,740        26,812        5,684        3,936         5,822
 Printing and postage
  expenses..............       17,481        65,301       14,460       10,127        17,928
 Custodian fee..........      105,865       325,846       44,337       42,741       106,490
 Registration and filing
  fees..................       46,648        66,266       22,832       16,715       213,468
 Professional fees......        9,740        12,891        8,820        8,237         9,798
 Organization expenses..            0             0            0            0             0
 Other..................       86,094        50,204       46,674       44,445         3,139
--------------------------------------------------------------------------------------------
   Total expenses.......    2,576,673     9,754,370    1,994,220    1,531,587     2,984,639
   Less: Expense
    reductions..........      (13,487)      (52,784)     (11,480)      (8,152)      (14,080)
     Fee waivers........     (339,262)     (924,281)    (263,730)    (171,420)     (425,608)
--------------------------------------------------------------------------------------------
 Net expenses...........    2,223,924     8,777,305    1,719,010    1,352,015     2,544,951
--------------------------------------------------------------------------------------------
 Net investment income
  or loss...............   10,375,034     6,665,507    1,477,991    1,042,407      (652,489)
--------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts
 Net realized gains or
  losses on:
 Securities.............   47,925,140    66,866,599   18,891,871   25,848,525    99,416,584
 Futures contracts......            0    (4,246,425)     466,175            0             0
--------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures
  contracts.............   47,925,140    62,620,174   19,358,104   25,848,525    99,416,584
--------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    9,868,119   120,962,603   14,453,323  (16,457,354)  196,431,202
--------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures
  contracts.............   57,793,259   183,582,777   33,811,427    9,391,171   295,847,786
--------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $68,168,293  $190,248,284  $35,289,418  $10,433,578  $295,195,297
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Fund
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)


                           Small Cap   Small Company   Social                      Strategic
                            Growth         Value     Principles  Strategic Growth    Value
                             Fund          Fund         Fund           Fund          Fund
----------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $1,249,
  $38,187, $8,170, $885,
  $0, $0, $0, $2,171,
  $639, $4,332,
  respectively).........  $    64,224   $   563,649  $  568,999    $  1,341,773   $ 5,707,014
 Securities lending
  income................       48,178             0           0               0             0
 Interest...............       48,794       107,853      97,450         793,568       728,961
----------------------------------------------------------------------------------------------
Total investment
 income.................      161,196       671,502     666,449       2,135,341     6,435,975
----------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........      313,675       450,171     450,630       1,967,647     2,405,518
 Distribution Plan
  expenses..............            0             5          82          17,559         2,871
 Administrative services
  fee...................        4,743        11,377      12,816          63,816        78,033
 Transfer agent fee.....          998           204         182          36,659        19,930
 Trustees' fees and
  expenses..............          726         1,021         971           4,822         6,818
 Printing and postage
  expenses..............        1,888         2,626       3,119          12,994        17,928
 Custodian fee..........        9,488        13,222      10,459          36,588        89,773
 Registration and filing
  fees..................       31,840        13,463       4,721          13,724        91,361
 Professional fees......        7,655         8,789       7,794           9,175         9,798
 Organization expenses..        2,011             0           0               0             0
 Other..................       11,956         8,688       3,252           3,636         3,117
----------------------------------------------------------------------------------------------
   Total expenses.......      384,980       509,566     494,026       2,166,620     2,725,147
   Less: Expense
    reductions..........       (3,478)       (3,970)     (1,966)        (12,865)      (14,164)
     Fee waivers........            0       (37,167)    (31,950)       (168,384)     (196,718)
----------------------------------------------------------------------------------------------
   Net expenses.........      381,502       468,429     460,110       1,985,371     2,514,265
----------------------------------------------------------------------------------------------
 Net investment income
  or loss...............     (220,306)      203,073     206,339         149,970     3,921,710
----------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts
 Net realized gains or
  losses on:
   Securities...........    7,724,216    (8,869,649) 13,379,755      73,538,856     9,684,294
   Futures contracts....            0             0           0               0             0
----------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures
  contracts.............    7,724,216    (8,869,649) 13,379,755      73,538,856     9,684,294
----------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............   27,399,552     2,639,016  (9,293,541)    139,358,357   (22,587,449)
----------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures
  contracts.............   35,123,768    (6,230,633)  4,086,214     212,897,213   (12,903,155)
----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $34,903,462   $(6,027,560) $4,292,553    $213,047,183   $(8,981,445)
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                                                          Diversified     Large Cap       Secular
                            Balanced      Core Equity        Value          Blend         Growth
                              Fund            Fund           Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $  10,375,034  $    6,665,507  $   1,477,991  $   1,042,407  $    (652,489)
 Net realized gains or
  losses on securities
  and futures
  contracts.............     47,925,140      62,620,174     19,358,104     25,848,525     99,416,584
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............      9,868,119     120,962,603     14,453,323    (16,457,354)   196,431,202
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     68,168,293     190,248,284     35,289,418     10,433,578    295,195,297
-----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................    (12,050,262)     (5,868,238)    (1,847,289)    (1,028,536)        (1,204)
 Class IS...............        (11,667)        (46,444)        (2,748)          (675)             0
 Net realized gains
 Class I................    (24,379,441)   (187,467,729)   (20,189,344)   (48,438,597)   (21,267,232)
 Class IS...............        (36,122)     (3,188,973)       (52,325)       (54,463)          (852)
-----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (36,477,492)   (196,571,384)   (22,091,706)   (49,522,271)   (21,269,288)
-----------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................     40,891,177     134,132,114     17,963,149      3,355,140     45,503,515
 Payment for shares
  redeemed..............   (205,272,716)   (336,210,264)  (113,950,665)  (106,922,322)  (185,887,007)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     31,025,679     188,873,735     19,603,608     48,546,755     21,268,857
 Net asset value of
  shares issued in
  acquisition of common
  trust funds...........     88,725,755     662,110,336              0              0    750,366,912
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..              0     132,358,403              0              0              0
-----------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...    (44,630,105)    781,264,324    (76,383,908)   (55,020,427)   631,252,277
-----------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    (12,939,304)    774,941,224    (63,186,196)   (94,109,120)   905,178,286
Net assets
 Beginning of period....    659,137,807   1,943,722,912    607,738,783    438,756,964     40,129,017
-----------------------------------------------------------------------------------------------------
 End of period..........  $ 646,198,503  $2,718,664,136  $ 544,552,587  $ 344,647,844  $ 945,307,303
-----------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $     (67,625) $      807,508  $      42,516  $       5,027  $    (642,815)
-----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                           Small Cap    Small Company     Social       Strategic     Strategic
                             Growth         Value       Principles      Growth         Value
                              Fund          Fund           Fund          Fund           Fund
-------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $   (220,306) $    203,073   $    206,339  $     149,970  $  3,921,710
 Net realized gains or
  losses on securities
  and futures
  contracts.............     7,724,216    (8,869,649)    13,379,755     73,538,856     9,684,294
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    27,399,552     2,639,016     (9,293,541)   139,358,357   (22,587,449)
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    34,903,462    (6,027,560)     4,292,553    213,047,183    (8,981,445)
-------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................             0      (211,134)      (195,048)      (230,950)   (4,801,884)
 Class IS...............             0           (14)           (78)        (1,380)      (15,067)
 Net realized gains
 Class I................             0             0    (24,231,940)   (97,463,054)   (9,327,347)
 Class IS...............             0             0        (11,316)    (2,592,736)      (31,597)
-------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0      (211,148)   (24,438,382)  (100,288,120)  (14,175,895)
-------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................    14,763,891    14,916,520      1,477,125    134,798,995   149,769,345
 Payment for shares
  redeemed..............    (8,287,289)  (31,914,652)   (33,457,584)  (112,639,967)  (61,089,469)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0       171,172     24,253,188     99,760,812    11,366,456
 Net asset value of
  shares issued in
  acquisition of common
  trust funds...........             0             0              0      2,592,329   153,449,048
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..             0             0              0              0             0
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...     6,476,602   (16,826,960)    (7,727,271)   124,512,169   253,495,380
-------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    41,380,064   (23,065,668)   (27,873,100)   237,271,232   230,338,040
Net assets
 Beginning of period....    70,113,537   108,181,122    134,536,025    493,769,324   532,805,514
-------------------------------------------------------------------------------------------------
 End of period..........  $111,493,601  $ 85,115,454   $106,662,925  $ 731,040,556  $763,143,554
-------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $   (220,306) $     (8,535)  $      9,227  $     (89,568) $     42,890
-------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Fund
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                          Diversified     Large Cap      Secular
                            Balanced      Core Equity        Value          Blend        Growth
                              Fund            Fund           Fund           Fund        Fund (a)
---------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss................ $  23,946,017  $   15,255,869  $   5,814,173  $   3,767,039        9,089
 Net realized gains or
  losses on securities
  and futures
  contracts..............       928,390     190,887,254     17,372,195     35,527,151      (41,350)
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts..............    12,500,436     (31,676,691)    23,916,181     (7,056,882)     648,999
---------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations.............    37,374,843     174,466,432     47,102,549     32,237,308      616,738
---------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income
  (b)
   Class I...............   (22,214,234)    (14,533,736)    (5,432,863)      (415,801)      (7,798)
   Class IS..............       (71,558)       (136,355)        (6,977)        (2,046)          (1)
   Class IC (c)..........             0               0              0     (3,330,655)           0
 Net realized gains (b)
   Class I...............    (7,372,020)   (160,679,308)   (17,317,740)    (1,886,318)           0
   Class IS..............       (32,664)     (2,314,062)       (34,597)       (32,097)           0
   Class IC (c)..........             0               0              0    (50,651,105)           0
---------------------------------------------------------------------------------------------------
   Total distributions
    to shareholders......   (29,690,476)   (177,663,461)   (22,792,177)   (56,318,022)      (7,799)
---------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold...................   107,820,701     194,557,250     67,508,083     46,937,384   39,940,669
 Payment for shares
  redeemed...............  (200,572,408)   (345,341,133)  (303,364,284)  (147,493,668)    (425,994)
 Net asset value of
  shares issued in
  reinvestment of
  distributions..........    20,140,059     127,043,887     21,722,516     51,527,385        5,403
 Net asset value of
  shares issued in
  acquisition of other
  investment companies...             0               0              0              0            0
---------------------------------------------------------------------------------------------------
   Net increase (decrease)
    in net assets
    resulting from capital
    shares transactions..   (72,611,648)    (23,739,996)  (214,133,685)   (49,028,899)  39,520,078
---------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets................   (64,927,281)    (26,937,025)  (189,823,313)   (73,109,613)  40,129,017
Net assets
 Beginning of period.....   724,065,088   1,970,659,937    797,562,096    511,866,577            0
---------------------------------------------------------------------------------------------------
 End of period........... $ 659,137,807  $1,943,722,912  $ 607,738,783  $ 438,756,964  $40,129,017
---------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss.................... $   1,619,270  $       56,683  $     414,562  $      (8,169) $    10,878
---------------------------------------------------------------------------------------------------

(a) For the period from February 26, 1999 (commencement of Class operations) to June 30, 1999.
(b) The Large Cap Blend Fund redesignated $240,950 (or $0.02 per share for Classes I, IS and IC) distributions from net investment income declared af-ter January 1, 1999, as capital gains distributions after January 1, 1999.
(c) On April 30, 1999, the IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Select Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                           Small Cap   Small Company     Social       Strategic     Strategic
                            Growth         Value       Principles      Growth          Value
                             Fund          Fund           Fund          Fund           Fund
------------------------------------------------------------------------------------------------
Operations
 Net investment income
  or loss...............  $  (423,502) $    253,866   $    502,889  $   1,061,817  $  5,478,583
 Net realized gains or
  losses on securities
  and futures
  contracts.............   (2,938,420)   (8,481,510)    20,463,898    100,654,235     9,159,666
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    6,375,643     2,615,130    (22,240,460)    51,252,431    24,194,498
------------------------------------------------------------------------------------------------
   Net increase
    (decrease)
    in net assets
    resulting from
    operations..........    3,013,721    (5,612,514)    (1,273,673)   152,968,483    38,832,747
------------------------------------------------------------------------------------------------
Distributions to
 shareholders from:
 Net investment income
   Class I..............            0      (313,373)       (78,008)    (1,186,581)   (4,545,875)
   Class IS.............            0             0           (238)       (10,641)      (17,533)
   Class IC (b).........            0             0       (537,557)             0             0
 Net realized gains
   Class I..............     (100,814)     (363,011)      (157,473)   (42,795,680)   (7,731,471)
   Class IS.............            0             0         (6,403)      (947,111)      (36,621)
   Class IC (b).........            0             0     (8,960,041)             0             0
------------------------------------------------------------------------------------------------
   Total distributions
    to shareholders......     (100,814)     (676,384)    (9,739,720)   (44,940,013) (12,331,500)
------------------------------------------------------------------------------------------------
Capital shares
 transactions
 Proceeds from shares
  sold..................    3,242,108    49,048,796     14,856,248     98,098,328   281,161,395
 Payment for shares
  redeemed..............   (5,425,723)  (12,850,016)   (58,178,607)  (282,527,098)  (72,083,435)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      100,757       624,439      9,074,037     40,521,982     8,705,914
 Net asset value of
  shares issued in
  acquisition of other
  investment companies..            0             0              0    205,742,310             0
------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  shares transactions...   (2,082,858)   36,823,219    (34,248,322)    61,835,522   217,783,874
------------------------------------------------------------------------------------------------
    Total increase
     (decrease) in net
     assets.............      830,049    30,534,321    (45,261,715)   169,863,992   244,285,121
Net assets
 Beginning of period....   69,283,488    77,646,801    179,797,740    323,905,332   288,520,393
------------------------------------------------------------------------------------------------
 End of period..........  $70,113,537  $108,181,122   $134,536,025  $ 493,769,324  $532,805,514
================================================================================================
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $         0  $       (460)  $     (1,986) $      (7,208) $    938,131
===============================================================================================

(a) For the period from February 26, 1999 (commencement of Class operations) to June 30, 1999.
(b) On April 30, 1999, the IC shares of the Large Cap Blend Fund and Social Principles Fund were converted to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net asset value equal to the net asset value of their shares immediately prior to the close of business on April 30, 1999. Class IC is the accounting survivor, its operating results for the periods prior to April 30, 1999 have been carried forward in these financial statements.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Equity Funds consist of Evergreen Select Balanced Fund ("Balanced Fund"), Evergreen Select Core Equity Fund ("Core Equity Fund"), Ev-ergreen Select Diversified Value Fund ("Diversified Value Fund"), Evergreen Se-lect Large Cap Blend Fund ("Large Cap Blend Fund"), Evergreen Select Secular Growth Fund ("Secular Growth Fund"), Evergreen Select Small Cap Growth Fund ("Small Cap Growth Fund"), Evergreen Select Small Company Value Fund ("Small Company Value Fund"), Evergreen Select Social Principles Fund ("Social Princi-ples Fund"), Evergreen Select Strategic Growth Fund ("Strategic Growth Fund") and Evergreen Select Strategic Value Fund ("Strategic Value Fund"), (collec-tively, the "Funds"). Each Fund is a diversified series of Evergreen Select Eq-uity Trust, a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Institutional shares ("Class I ") and Institutional Service shares ("Class IS"). Each Class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders.

Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held as short-term investments are valued at net asset val-ue.

Short-term investments with remaining maturities of 60 days or less at the time of purchase are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Col-lateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Small Cap Growth Fund along with certain other Funds, managed by Ev-ergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gain or loss on securi-ties and foreign currency related transactions. Net realized foreign currency gains or losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts that are actually received are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers, and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distrib-ute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income, if any, for the Funds, except for Small Cap Growth Fund, are declared and paid monthly. Small Cap Growth Fund de-clares and pays distributions from net investment income, if any, annually. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

I. Class Allocations
Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

The investment adviser to each Fund, other than Small Cap Growth Fund and Small Company Value Fund is First Capital Group ("FCG"), a division of FUNB. Each Fund, other than Small Cap Growth Fund and Small Company Value Fund, pays FCG a fee for its services as set forth below. The annual advisory fees are calcu-lated daily and paid monthly and are based on a percentage of the average daily net assets of each Fund.

                                                                 Annual
                                                              Advisory fee
                                                              ------------
         Balanced Fund.......................................     0.60%
         Core Equity Fund....................................     0.70
         Diversified Value Fund..............................     0.60
         Large Cap Blend Fund................................     0.70
         Secular Growth Fund.................................     0.70
         Social Principles Fund..............................     0.80
         Strategic Growth Fund...............................     0.70
         Strategic Value Fund................................     0.70

EIMC is the investment adviser to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee equal to 0.80% of the Fund's first $100 million of average daily net assets, 0.75% of the Fund's next $150 million, and 0.65% thereafter.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of FUNB, is the investment adviser to Small Company Value Fund. Small Company Value Fund pays EAMC an annual fee of 0.90% of its average daily net assets. Leiber & Com-pany, an affiliate of First Union Corporation ("First Union"), is the invest-ment sub-adviser to Small Company Value Fund. Leiber & Company provides these serv-ices at no additional cost to the Fund.

Leiber & Company also provides brokerage services to Small Company Value Fund with respect to substantially all security transactions effected on either the New York or American Stock Exchanges. For the six months ended December 31, 1999, Small Company Fund incurred $91,862, in brokerage commissions with Leiber & Company.

Each investment adviser, other than EIMC, has voluntarily agreed to waive a portion of the investment advisory fee for each Fund and/or to reimburse a por-tion of each Fund's annual operating expenses. For the six months ended Decem-ber 31, 1999, the investment advisers voluntarily reduced their fees as fol-lows:

                                                 Total     % of Average
                                                  Fee    Daily Net Assets
                                                Waivers    (annualized)
                                                -------- ----------------
         Balanced Fund......................... $339,262       0.10%
         Core Equity Fund......................  924,281       0.07
         Diversified Value Fund................  263,730       0.09
         Large Cap Blend Fund..................  171,420       0.09
         Secular Growth Fund...................  425,608       0.12
         Small Company Value Fund..............   37,167       0.07
         Social Principles Fund................   31,950       0.06
         Strategic Growth Fund.................  168,384       0.06
         Strategic Value Fund..................  196,718       0.06

Evergreen Investment Services ("EIS"), an indirect wholly-owned subsidiary of First Union, is the administrator and The BISYS Group, Inc. ("BISYS") serves as sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trust-ees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund, except Small Cap Growth Fund, are entitled to an annual fee based on the average daily net assets of the Funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calcu-lated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

For the six months ended December 31, 1999, the following amounts were paid for administration and sub-administration services:

                                        Administration Sub-administration
                                        -------------- ------------------
         Balanced Fund.................    $ 60,439         $16,682
         Core Equity Fund..............     225,369          62,246
         Diversified Value Fund........      49,773          13,705
         Large Cap Blend Fund..........      34,654           9,561
         Secular Growth Fund...........      64,495          17,845
         Small Company Value Fund......       8,917           2,460
         Social Principles Fund........      10,045           2,771
         Strategic Growth Fund.........      50,003          13,813
         Strategic Value Fund..........      61,144          16,889

For the Small Cap Growth Fund, the sub-administration fee is paid by the in-vestment advisor and is not a Fund expense. For the six months ended December 31, 1999, Small Cap Growth Fund reimbursed EIMC for certain administrative and accounting expenses amounting to $4,743.

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of FUNB, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, serves as principal underwriter to the Funds. Each Fund has adopted a Distribution Plan for Class IS shares, as allowed by Rule 12b-1 of the 1940 Act. Distribu-tion Plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-deal-ers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the av-erage daily net asset of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Balanced Fund

                             Six Months Ended               Year Ended
                             December 31, 1999             June 30, 1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I Shares
Shares sold.............   2,981,652  $  40,024,793    7,848,229  $ 102,258,212
Shares redeemed......... (15,227,946)  (204,969,515) (14,836,155)  (195,030,850)
Shares issued in
 reinvestment of
 distributions..........   2,255,529     31,015,930    1,521,793     20,036,612
Shares issued in
 acquisition of:
 Corestates Balanced
  Fund..................     422,321      5,780,695            0              0
 Corestates Balanced
  Trust.................   6,059,738     82,945,060            0              0
--------------------------------------------------------------------------------
Net decrease............  (3,508,706)   (45,203,037)  (5,466,133)   (72,736,026)
--------------------------------------------------------------------------------
Class IS Shares
Shares sold.............      64,826        866,384      422,203      5,562,489
Shares redeemed.........     (23,063)      (303,201)    (416,181)    (5,541,558)
Shares issued in
 reinvestment of
 distributions..........         716          9,749        7,749        103,447
--------------------------------------------------------------------------------
Net increase............      42,479        572,932       13,771        124,378
--------------------------------------------------------------------------------
Net decrease............              $ (44,630,105)              $ (72,611,648)
--------------------------------------------------------------------------------

Core Equity Fund

                             Six Months Ended              Year Ended
                            December 31, 1999            June 30, 1999
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold.............  1,245,614  $ 101,898,840   1,894,587  $ 162,933,860
Shares redeemed......... (3,828,357)  (318,348,019) (3,733,442)  (323,280,104)
Shares issued in
 reinvestment of
 distributions..........  2,198,590    186,527,155   1,482,376    125,141,384
Shares issued in
 acquisition of common
 trust funds:
 Corestates Growth and
  Income Equity Trust...  6,974,611    595,233,256           0              0
 Signet Capital Growth..     67,230      5,737,565           0              0
 Signet Investors Equity
  Class A...............    592,625     50,576,342           0              0
 Signet Investors Equity
  Class B...............    123,773     10,563,173           0              0
Shares issued in
 acquisition of other
 investment companies:
 Evergreen Select Equity
  Income Fund...........  1,629,831    132,135,902           0              0
------------------------------------------------------------------------------
Net increase
 (decrease).............  9,003,917    764,324,214    (356,479)   (35,204,860)
------------------------------------------------------------------------------
Class IS Shares
Shares sold.............    405,508     32,233,274     388,096     31,623,390
Shares redeemed.........   (231,505)   (17,862,245)   (271,386)   (22,061,029)
Shares issued in
 reinvestment of
 distributions..........     29,717      2,346,580      24,042      1,902,503
Shares issued in
 acquisition of other
 investment companies:
 Evergreen Select Equity
  Income Fund...........     14,454        222,501           0              0
------------------------------------------------------------------------------
Net increase............    218,174     16,940,110     140,752     11,464,864
------------------------------------------------------------------------------
Net increase
 (decrease).............             $ 781,264,324              $ (23,739,996)
------------------------------------------------------------------------------

Diversified Value Fund

                             Six Months Ended              Year Ended
                            December 31, 1999             June 30, 1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............    667,054  $  17,962,659    2,710,532  $  66,392,052
Shares redeemed......... (4,210,637)  (113,886,974) (12,054,441)  (303,229,194)
Shares issued in
 reinvestment of
 distributions..........    713,363     19,548,535      864,540     21,680,943
-------------------------------------------------------------------------------
Net decrease............ (2,830,220)   (76,375,780)  (8,479,369)  (215,156,199)
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............         19            490       46,088      1,116,031
Shares redeemed.........     (2,397)       (63,691)      (5,221)      (135,090)
Shares issued in
 reinvestment of
 distributions..........      2,035         55,073        1,677         41,573
-------------------------------------------------------------------------------
Net increase
 (decrease).............       (343)        (8,128)      42,544      1,022,514
-------------------------------------------------------------------------------
Net decrease............             $ (76,383,908)              $(214,133,685)
-------------------------------------------------------------------------------

Large Cap Blend Fund

                             Six Months Ended              Year Ended
                            December 31, 1999             June 30, 1999
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............     70,831  $   3,269,982      281,613  $  13,021,813
Shares redeemed......... (2,327,772)  (106,874,822)  (1,136,453)   (53,049,940)
Shares issued in
 reinvestment of
 distributions..........  1,139,002     48,491,624       40,730      1,853,814
Shares issued from
 conversion of Class IC
 (a)....................          0              0    9,604,208    452,516,632
-------------------------------------------------------------------------------
Net increase
 (decrease)............. (1,117,939)   (55,113,216)   8,790,098    414,342,319
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............      1,764         85,158        7,147        328,082
Shares redeemed.........     (1,048)       (47,500)      (5,917)      (269,541)
Shares issued in
 reinvestment of
 distributions..........      1,295         55,131          745         33,874
-------------------------------------------------------------------------------
Net increase............      2,011         92,789        1,975         92,415
-------------------------------------------------------------------------------
Class IC Shares
Shares sold.............          0              0      745,024     33,587,489
Shares redeemed.........          0              0   (2,036,907)   (94,174,187)
Shares issued in
 reinvestment of
 distributions..........          0              0    1,090,492     49,639,697
Shares converted in
 conversion to Class I
 (a)....................          0              0   (9,604,208)  (452,516,632)
-------------------------------------------------------------------------------
Net decrease............          0              0   (9,805,599)  (463,463,633)
-------------------------------------------------------------------------------
Net decrease............             $ (55,020,427)              $ (49,028,899)
-------------------------------------------------------------------------------
(a) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Secular Growth Fund

                             Six Months Ended              Year Ended
                            December 31, 1999           June 30, 1999 (b)
                         -------------------------  --------------------------
                           Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............    422,480  $  45,437,073      405,610  $  39,939,701
Shares redeemed......... (1,739,289)  (185,887,007)      (4,346)      (425,994)
Shares issued in
 reinvestment of
 distributions..........    158,837     21,268,005           54          5,402
Shares issued in
 acquisition of:
 Corestate Charitable
  Equity Trust..........  1,069,362    110,877,230            0              0
 Corestate Growth and
  Income Fund...........    787,473     81,649,376            0              0
 Corestate Growth Equity
  Fund..................  4,185,687    433,994,394            0              0
 Corestate Growth Equity
  Trust.................  1,194,440    123,845,912            0              0
-------------------------------------------------------------------------------
Net increase............  6,078,990    631,184,983      401,318     39,519,109
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............        540         66,442           10            968
Shares issued in
 reinvestment of
 distributions..........          6            852            0              1
-------------------------------------------------------------------------------
Net increase............        546         67,294           10            969
-------------------------------------------------------------------------------
Net increase............             $ 631,252,277               $  39,520,078
-------------------------------------------------------------------------------

(b) For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.

Small Cap Growth Fund

                              Six Months Ended              Year Ended
                              December 31, 1999           June 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............     966,368  $ 14,763,891     284,105  $   3,242,108
Shares redeemed..........    (513,615)   (8,287,289)   (437,071)    (5,425,723)
Shares issued in
 reinvestment of
 distributions...........           0             0       8,734        100,757
-------------------------------------------------------------------------------
Net increase (decrease)..              $  6,476,602              $  (2,082,858)
-------------------------------------------------------------------------------

Small Company Value Fund

                              Six Months Ended              Year Ended
                              December 31, 1999         June 30, 1999 (a)
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............   1,763,607  $ 14,896,899   5,762,869  $  48,213,008
Shares redeemed..........  (3,845,627)  (31,896,066) (1,437,069)   (12,034,887)
Shares issued in
 reinvestment of
 distributions...........      20,589       171,171      74,799        624,337
-------------------------------------------------------------------------------
Net increase (decrease)..  (2,061,431)  (16,827,996)  4,400,599     36,802,458
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............       2,472        19,621     101,492        835,890
Shares redeemed..........      (2,472)      (18,586)   (101,371)      (815,129)
Shares issued in
 reinvestment of
 distributions...........           0             1           0              0
-------------------------------------------------------------------------------
Net increase.............           0         1,036         121         20,761
-------------------------------------------------------------------------------
Net increase (decrease)..              $(16,826,960)             $  36,823,219
-------------------------------------------------------------------------------
(a) For Class IS, for the period from December 31, 1998 (commencement of class operations) to June 30, 1999.

Social Principles Fund

                              Six Months Ended              Year Ended
                              December 31, 1999           June 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............      38,075  $  1,335,750      90,138  $   3,145,258
Shares redeemed..........    (975,019)  (33,321,195)   (225,918)    (8,155,311)
Shares issued in
 reinvestment of
 distributions...........     872,243    24,241,794       4,705        162,875
Shares issued from
 conversion of Class IC
 (b).....................           0             0   3,712,810    126,994,084
-------------------------------------------------------------------------------
Net increase (decrease)       (64,701)   (7,743,651)  3,581,735    122,146,906
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............       3,710       141,375       4,670        159,277
Shares redeemed..........      (3,994)     (136,389)     (8,520)      (297,123)
Shares issued in
 reinvestment of
 distributions...........         410        11,394         191          6,618
-------------------------------------------------------------------------------
Net increase (decrease)           126        16,380      (3,659)      (131,228)
-------------------------------------------------------------------------------
Class IC Shares
Shares sold..............           0             0     337,062     11,551,713
Shares redeemed..........           0             0  (1,429,917)   (49,726,173)
Shares issued in
 reinvestment of
 distributions...........           0             0     256,850      8,904,544
Shares converted in
 conversion to Class I
 (b).....................           0             0  (3,712,810)  (126,994,084)
-------------------------------------------------------------------------------
Net decrease.............           0             0  (4,548,815)  (156,264,000)
-------------------------------------------------------------------------------
Net decrease.............              $ (7,727,271)             $ (34,248,322)
-------------------------------------------------------------------------------

(b) On April 30, 1999, Class IC shares of the Fund were converted to Class I shares.

Strategic Growth Fund

                               Six Months Ended             Year Ended
                              December 31, 1999            June 30, 1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............   3,286,506  $ 132,246,666   4,260,240  $ 93,242,573
Shares redeemed..........  (2,699,718)  (110,488,146) (7,535,767)  (27,683,495)
Shares issued in
 reinvestment of
 distributions...........   2,502,797     97,529,865   1,078,559    39,578,816
Shares issued in
 acquisition of:
 CoreFund Equity Growth
  Fund...................           0              0   5,297,535   198,759,540
 Corestate Union County
  Equity Trust...........      70,063      2,592,329           0             0
-------------------------------------------------------------------------------
Net increase (decrease)..   3,159,648    121,880,714  (2,196,968)  105,137,894
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............      62,818      2,552,329     130,363     4,855,755
Shares redeemed..........     (51,663)    (2,151,821)   (101,906)   (3,843,603)
Shares issued in
 reinvestment of
 distributions...........      57,523      2,230,947      25,744       943,166
Shares issued in
 acquisition of other
 investment companies:
 CoreFund Equity Growth
  Fund...................           0              0     186,381     6,982,770
-------------------------------------------------------------------------------
Net increase.............      68,678      2,631,455     240,582     8,938,088
-------------------------------------------------------------------------------
Net increase.............              $ 124,512,169              $114,075,982
-------------------------------------------------------------------------------

Strategic Value Fund

                               Six Months Ended             Year Ended
                              December 31, 1999            June 30, 1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold..............     679,428  $ 147,447,248   1,250,078  $278,450,304
Shares redeemed..........    (269,283)   (59,956,731)   (322,534)  (69,617,033)
Shares issued in
 reinvestment of
 distributions...........      48,721     11,332,741      40,648     8,661,803
Shares issued in
 acquisition of:
 Corestate Value Equity
  Fund...................     341,237     80,405,690           0             0
 Corestate Value Equity
  Trust..................     309,990     73,043,358           0             0
-------------------------------------------------------------------------------
Net increase.............   1,110,093    252,272,306     968,192   217,495,074
-------------------------------------------------------------------------------
Class IS Shares
Shares sold..............      10,545      2,322,097      12,671     2,711,091
Shares redeemed..........      (5,184)    (1,132,738)    (11,118)   (2,466,402)
Shares issued in
 reinvestment of
 distributions...........         146         33,715         208        44,111
-------------------------------------------------------------------------------
Net increase.............       5,507      1,223,074       1,761       288,800
-------------------------------------------------------------------------------
Net increase.............              $ 253,495,380              $217,783,874
-------------------------------------------------------------------------------

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and securities acquired as a result of conversions, and acquisitions) were as follows for the six months ended December 31, 1999:

                                                  Cost of      Proceeds
                                                 Purchases    from Sales
                                                -------------------------
         Core Equity Fund...................... $120,541,671 $588,753,126
         Diversified Value Fund................  125,088,361  263,382,043
         Large Cap Blend Fund..................   40,151,264  143,169,297
         Secular Growth Fund...................  312,337,035  542,179,490
         Small Cap Growth Fund.................  104,735,131   99,529,670
         Small Company Value Fund..............   44,323,600   58,989,786
         Social Principles Fund................   22,206,666   53,019,421
         Strategic Growth Fund.................  394,068,724  375,799,641
         Strategic Value Fund..................  217,487,466  137,641,661

For the Balanced Fund, cost of purchases of U.S. government and non-U.S. gov-ernment securities was $198,177,676 and $375,838,856, respectively, and the Fund's proceeds from sale of U.S. government and non-U.S. government securities was $274,808,328 and $460,776,227, respectively, for the six months ended December 31, 1999.

The Secular Growth Fund and Small Cap Growth Fund loaned securities during the six months ended December 31, 1999 to certain brokers who paid the Funds a ne-gotiated lenders' fee. During the six months ended December 31, 1999, the Funds earned $196,594 and $48,178, respectively in income from securities lending. As of December 31, 1999 the value of the Small Cap Growth Fund's securities on loan and the value of collateral amounted to $25,999,749 and $26,219,817, re-spectively.

As of June 30, 1999, Small Cap Growth Fund had a capital loss carryover for federal income tax purposes of $1,348,498 expiring in 2006 and $2,891,216 ex-piring in 2007 and Small Company Value Fund had a capital loss carryover for federal income tax purposes of $3,027,415 expiring in 2007.

In addition to the capital loss carryovers, capital losses incurred by the Funds after October 31, within the Funds' fiscal year, are deemed to arise on the first business day of the Funds' following fiscal year. For the year ended June 30, 1999 the Small Company Value Fund incurred and elected to defer $5,497,097 of such post-October losses.

7. CONVERSION INFORMATION

On July 9, 1999, Balanced Fund, Core Equity Fund, Secular Growth Fund, Strate-gic Growth Fund and Strategic Value Fund (collectively "Acquiring Evergreen Funds") acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB into the Acquiring Evergreen Funds. The net assets, consisting primarily of portfolio securities, were ac-quired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

                                                               Evergreen
     Acquiring                            Total    Total Net     Fund     Unrealized
     Evergreen                           Shares      Assets    NAV/share Appreciation
        Fund       Common Trust Fund     Issued     Acquired    Class I  of Securities
     ---------------------------------------------------------------------------------
     Balanced    CoreStates Balanced
      Fund       Fund                     422,321 $  5,780,695  $ 13.68  $          0
                 CoreStates Balanced
                 Trust                  6,059,738   82,945,060             20,569,515
                                        --------- ------------           ------------
                 Total                  6,482,059   88,725,755             20,569,515
                                        ========= ============           ============

     Core
      Equity     CoreStates Growth and
      Fund       Income Equity Trust    6,974,611  595,233,256  $ 85.34   134,355,837
                 Signet Capital Growth     67,230    5,737,565              3,701,178
                 Signet Investors
                 Equity Class A           592,625   50,576,342             36,302,394
                 Signet Investors
                 Equity Class B           123,773   10,563,173              7,475,528
                                        --------- ------------           ------------
                 Total                  7,758,239  662,110,336            181,834,937
                                        ========= ============           ============

     Secular
      Growth     CoreStates Charitable
      Fund       Equity Trust           1,069,362  110,877,230  $103.69    31,871,390
                 CoreStates Growth and
                 Income Fund              787,473   81,649,376                      0
                 CoreStates Growth
                 Equity Fund            4,185,687  433,994,394                      0
                 CoreStates Growth
                 Equity Trust           1,194,440  123,845,912             36,115,475
                                        --------- ------------           ------------
                 Total                  7,236,962  750,366,912             67,986,865
                                        ========= ============           ============

     Strategic
      Growth     CoreStates Union
      Fund       County Equity Trust       70,063    2,592,329  $ 37.00     1,356,557
                                        --------- ------------           ------------

     Strategic
      Value      CoreStates Value
      Fund       Equity Fund              341,237   80,405,690  $235.63             0
                 CoreStates Value
                 Equity Trust             309,990   73,043,358             11,453,813
                                        --------- ------------           ------------
                 Total                    651,227 $153,449,048           $ 11,453,813
                                        ========= ============           ============

The above amounts are reflected in the Statements of Changes in Net Assets for the six months ended December 31, 1999.

8. CLASS IC CONVERSION

On April 30, 1999, the Large Cap Blend Fund and Social Principles Fund con-verted their respective Class IC shares to Class I shares. Shareholders of Class IC shares became owners of that number of Class I shares having a net as-set value equal to the net asset value of their shares immediately prior to the close of business April 30, 1999. Since Class IC shares contributed the major-ity of the net assets and the shareholders to the newly combined Class I, the Class IC and its operating results for prior periods are carried forward as the accounting survivor. The following chart summarizes pertinent data related to each Fund's Class IC shares on the date of conversion:

                                                                 Social
                                                  Large Cap    Principles
                                                  Blend Fund      Fund
         -----------------------------------------------------------------
         Class I shares issued.................     9,604,208    3,712,810
         Net assets of Class IC................  $452,516,632 $126,994,084
         Net asset value of Class I per share..  $      47.12 $      34.20

9. ACQUISITIONS

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange of 14,454 Class IS shares and 1,629,831 Class I shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreci-ation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829. The above amounts are reflected in both the Statements of Changes in Net Assets and Capital Shares Transactions for the six months ended December 31, 1999.

Effective the close of business on July 24, 1998, Strategic Growth Fund ac-quired the net assets of CoreFund Equity Growth Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange for 186,381 Class IS shares and 5,297,535 Class I shares of Strategic Growth Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $66,587,357. The aggregate net assets of CoreFund Equity Growth Fund and Strategic Growth Fund immediately before the acquisition were $205,742,310 and $326,300,095, respectively. The aggregate net assets of Strategic Growth Fund after the acquisition were $532,042,405. The above amounts are reflected in proceeds from shares sold in both the Statements of Changes in Net Assets and Capital Shares Transactions for the year ended June 30, 1999.

10. EXPENSE REDUCTIONS

The Funds have entered into an expense reduction arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash bal-ances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense reduction arrangements could have been invested in income-producing assets. The amount of expense re-ductions received by each Fund and the impact on each Fund's expense ratio rep-resented as a percentage of its average daily net assets were as follows:

                                                           % of Average
                                               Expense   Daily Net Assets
                                              Reductions   (annualized)
         ----------------------------------------------------------------
         Balanced Fund.......................  $13,487         .00%
         Core Equity Fund....................   52,784         .00
         Diversified Value Fund..............   11,480         .00
         Large Cap Blend Fund................    8,152         .00
         Secular Growth Fund.................   14,080         .00
         Small Cap Growth Fund...............    3,478         .01
         Small Company Fund..................    3,970         .01
         Social Principles Fund..............    1,966         .00
         Strategic Growth Fund...............   12,865         .00
         Strategic Value Fund ...............   14,164         .00

11. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and Bank of New York ("BONY") entered into a renewed financing agreement dated December 22, 1998. Under this agreement, the State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, between the Banks. The credit facil-ity was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facili-ty, which will be allocated to all funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility is accessed by the Evergreen Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate dur-ing the period from and including December 1, 1999 through and including Janu-ary 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit agreement. The commitment fee is allocated to all Evergreen Funds. For its assistance in arranging this financ-ing agreement, First Union Capital Markets Corp. was paid a one-time arrange-ment fee of $250,000. State Street serves as paying agent for the Funds and as paying agent is entitled to a fee of $20,000 per annum, which is allocated to all the Evergreen Funds.

During the six months ended December 31, 1999 the Funds had no significant bor-rowing under the financing agreements.

13. CONCENTRATION RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighed in any in-dustry or sector.

                            Evergreen Select Funds*

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Fixed Income Fund II
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles Fund
Secular Growth Fund




*    Minimum investment in an Evergreen Select Fund is $1,000,000.


57803                                                    542780      2/2000

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                                                             U.S. POSTAGE
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                                                              HUDSON, MA
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